Exhibit 10.2

EXHIBIT A-1

ASSIGNMENT AND ACCEPTANCE (TRANCHE A)

This Assignment and Acceptance (Tranche A) (this “Assignment and Acceptance”) is dated as of the Assignment Effective Date set forth below and is entered into by and between [the][each](1) Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each](2) Assignee identified in item 2 below ([the][each, an] “Assignee”).  [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees](3) hereunder are several and not joint.](4)  Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as further defined below, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [each, the] Assignee.  The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Acceptance as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Assignment Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Tranche A Lender][their respective capacities as Tranche A Lenders] under the Credit Agreement and the other Loan Documents to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the revolving credit facility provided by Tranche A Lenders under the Credit Agreement (including, without limitation, participations in Letters of Credit and Swingline Loans included in such facility) and (ii) to the extent permitted to be assigned under Applicable Law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Tranche A Lender)][the respective Assignors (in their respective capacities as Tranche A Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses

(1) For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language.  If the assignment is from multiple Assignors, choose the second bracketed language.

(2) For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language.  If the assignment is to multiple Assignees, choose the second bracketed language.

(3) Select as appropriate.

(4) Include bracketed language if there are either multiple Assignors or multiple Assignees.

(i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”).  Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Acceptance, without representation or warranty by [the][any] Assignor.

1.	Assignor[s]:

2.	Assignee[s]:

3.

Borrowers:  Michaels Stores, Inc., a Delaware corporation, Michaels Stores Procurement Company, Inc., a Delaware corporation, Aaron Brothers, Inc., a Delaware corporation, and Artistree, Inc., a Delaware corporation

4.	Administrative Agent:	Bank of America, N.A.

5.	Collateral Agent:	Bank of America, N.A.

6.

Credit Agreement:  Amended and Restated Credit Agreement dated as of February 18, 2010 (as such may be amended, restated, supplemented, or otherwise modified from time to time) by, among others, (i) Michaels Stores, Inc., a Delaware corporation, for itself and as agent (in such capacity, the “Lead Borrower”) for the Borrowers party thereto, (ii) the other Borrowers party thereto, (iii) the Facility Guarantors party thereto, (iv) the Lenders party thereto, and (v) Bank of America, N.A., as Administrative Agent and Collateral Agent.

7.	Assigned Interest[s]:

Assignor[s](5)	Assignee[s](6)	Aggregate Amount of Tranche A Commitment/ Tranche A Loans for all Tranche A Lenders(7)	Amount of Tranche A Commitment / Tranche A Loans Assigned(8)	Percentage Assigned of Tranche A Loans(9)
		$	$		%
		$	$		%

(5) List each Assignor, as appropriate.

(6) List each Assignee, as appropriate.

(7) Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Assignment Effective Date.

(8) Subject to minimum amount requirements pursuant to Section 9.07(a) of the Credit Agreement.

(9) Set forth, to at least 9 decimals, as a percentage of the Tranche A Commitment/ Tranche A Loans of all Tranche A Lenders thereunder.

[8.          Trade Date:                                             ](10)

Assignment Effective Date:                                     , 20     [TO BE INSERTED BY THE ADMINISTRATIVE AGENT AND WHICH SHALL BE THE DATE OF DELIVERY OF THIS ASSIGNMENT AND ACCEPTANCE FOR RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Acceptance are hereby agreed to:

ASSIGNOR
[NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEE
[NAME OF ASSIGNEE]

By:
Name:
Title:

[Consented to and](11) Accepted:

BANK OF AMERICA, N.A., as
Administrative Agent

By:
Name:
Title:

(10) To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

(11) To the extent that the Administrative Agent’s consent is required under Section 9.07(a) of the Credit Agreement.

[Consented to:](12)

MICHAELS STORES, INC., as Lead Borrower

By:
Name:
Title:

(12) To the extent required under Section 9.07(a) of the Credit Agreement.

ANNEX 1 TO ASSIGNMENT AND ACCEPTANCE

Reference is made to the Amended and Restated Credit Agreement dated as of February 18, 2010 (as such may be amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) by, among others, (i) Michaels Stores, Inc., a Delaware corporation, for itself and as agent (in such capacity, the “Lead Borrower”) for the Borrowers party thereto, (ii) the other Borrowers party thereto, (iii) the Facility Guarantors party thereto, (iv) the Lenders party thereto, and (v) Bank of America, N.A., as Administrative Agent and Collateral Agent.

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ACCEPTANCE

1.         Representations and Warranties.

1.1.      Assignor.  [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][[the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Loan Parties or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Loan Parties or any other Person of any of their respective obligations under any Loan Document.

1.2.      Assignee.  [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and to become a Tranche A Lender under the Credit Agreement, (ii) it meets all the requirements to be an Eligible Assignee under the Credit Agreement (subject to such consents, if any, as may be required under Section 9.07(a) of the Credit Agreement) and it is not a Deteriorating Lender, (iii) from and after the Assignment Effective Date, it shall be bound by the provisions of the Credit Agreement as a Tranche A Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Tranche A Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.01(a), Section 5.01(b) or Section 5.01(c) thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent, the Collateral Agent, or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase [the][such] Assigned Interest, and (vii) if it is a Lender that is organized under the laws of a jurisdiction other than that in which the Borrowers are residents for tax purposes, to the extent reasonably requested by the Administrative Agent, attached hereto are duly completed and executed by [the][such] Assignee, any U.S. Internal Revenue Service forms required under Section 2.23 of the Credit Agreement; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, the Collateral Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Tranche A Lender.

2.         Payments.  From and after the Assignment Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued up to but excluding the Assignment Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Assignment Effective Date.

3.         General Provisions.  This Assignment and Acceptance shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Assignment and Acceptance may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Assignment and Acceptance by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.  This Assignment and Acceptance shall be governed by, and construed in accordance with, the law of the State of New York.

4.         Fees.    This Assignment and Acceptance shall be delivered to the Administrative Agent with a processing and recordation fee of $3,500, to the extent required by the terms of the Credit Agreement.

EXHIBIT A-2

ASSIGNMENT AND ACCEPTANCE (FILO)

This Assignment and Acceptance (FILO) (this “Assignment and Acceptance”) is dated as of the Assignment Effective Date set forth below and is entered into by and between [the][each](1) Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each](2) Assignee identified in item 2 below ([the][each, an] “Assignee”).  [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees](3) hereunder are several and not joint.](4)  Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as further defined below, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [each, the] Assignee.  The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Acceptance as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Assignment Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a FILO Lender][their respective capacities as FILO Lenders] under the Credit Agreement and the other Loan Documents to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the revolving credit facility provided by FILO Lenders under the Credit Agreement (including, without limitation, FILO Loans included in such facility) and (ii) to the extent permitted to be assigned under Applicable Law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a FILO Lender)][the respective Assignors (in their respective capacities as FILO Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively

(1) For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language.  If the assignment is from multiple Assignors, choose the second bracketed language.

(2) For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language.  If the assignment is to multiple Assignees, choose the second bracketed language.

(3) Select as appropriate.

(4) Include bracketed language if there are either multiple Assignors or multiple Assignees.

as [the][an] “Assigned Interest”).  Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Acceptance, without representation or warranty by [the][any] Assignor.

1.	Assignor[s]:

2.	Assignee[s]:

3.

Borrowers:  Michaels Stores, Inc., a Delaware corporation, Michaels Stores Procurement Company, Inc., a Delaware corporation, Aaron Brothers, Inc., a Delaware corporation, and Artistree, Inc., a Delaware corporation

4.	Administrative Agent:	Bank of America, N.A.

5.	Collateral Agent:	Bank of America, N.A.

6.

Credit Agreement:  Amended and Restated Credit Agreement dated as of February 18, 2010 (as such may be amended, restated, supplemented, or otherwise modified from time to time) by, among others, (i) Michaels Stores, Inc., a Delaware corporation, for itself and as agent (in such capacity, the “Lead Borrower”) for the Borrowers party thereto, (ii) the other Borrowers party thereto, (iii) the Facility Guarantors party thereto, (iv) the Lenders party thereto, and (v) Bank of America, N.A., as Administrative Agent and Collateral Agent.

7.	Assigned Interest[s]:

Assignor[s](5)	Assignee[s](6)	Aggregate Amount of FILO Commitment/ FILO Loans for all FILO Lenders(7)	Amount of FILO Commitment / FILO Loans Assigned(8)	Percentage Assigned of FILO Loans(9)
		$	$		%
		$	$		%

[8.            Trade Date:                                     ](10)

(5) List each Assignor, as appropriate.

(6) List each Assignee, as appropriate.

(7) Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Assignment Effective Date.

(8) Subject to minimum amount requirements pursuant to Section 9.07(a) of the Credit Agreement.

(9) Set forth, to at least 9 decimals, as a percentage of the FILO Commitment/ FILO Loans of all FILO Lenders thereunder.

Assignment Effective Date:                                     , 20     [TO BE INSERTED BY THE ADMINISTRATIVE AGENT AND WHICH SHALL BE THE DATE OF DELIVERY OF THIS ASSIGNMENT AND ACCEPTANCE FOR RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Acceptance are hereby agreed to:

ASSIGNOR
[NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEE
[NAME OF ASSIGNEE]

By:
Name:
Title:

[Consented to and](11) Accepted:

BANK OF AMERICA, N.A., as
Administrative Agent

By:
Name:
Title:

(10) To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

(11) To the extent that the Administrative Agent’s consent is required under Section 9.07(a) of the Credit Agreement.

[Consented to:](12)

MICHAELS STORES, INC., as Lead Borrower

By:
Name:
Title:

(12) To the extent required under Section 9.07(a) of the Credit Agreement.

ANNEX 1 TO ASSIGNMENT AND ACCEPTANCE

Reference is made to the Amended and Restated Credit Agreement dated as of February 18, 2010 (as such may be amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) by, among others, (i) Michaels Stores, Inc., a Delaware corporation, for itself and as agent (in such capacity, the “Lead Borrower”) for the Borrowers party thereto, (ii) the other Borrowers party thereto, (iii) the Facility Guarantors party thereto, (iv) the Lenders party thereto, and (v) Bank of America, N.A., as Administrative Agent and Collateral Agent.

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ACCEPTANCE

1.         Representations and Warranties.

1.1.      Assignor.  [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][[the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Loan Parties or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Loan Parties or any other Person of any of their respective obligations under any Loan Document.

1.2.      Assignee.  [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and to become a FILO Lender under the Credit Agreement, (ii) it meets all the requirements to be an Eligible Assignee under the Credit Agreement (subject to such consents, if any, as may be required under Section 9.07(a) of the Credit Agreement) and it is not a Deteriorating Lender, (iii) from and after the Assignment Effective Date, it shall be bound by the provisions of the Credit Agreement as a FILO Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a FILO Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.01(a), Section 5.01(b) or Section 5.01(c) thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent, the Collateral Agent, or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase [the][such] Assigned Interest, and (vii) if it is a Lender that is organized under the laws of a jurisdiction other than that in which the Borrowers are residents for tax purposes, to the extent reasonably requested by the Administrative Agent, attached hereto are duly completed and executed by [the][such] Assignee, any U.S. Internal Revenue Service forms required under Section 2.23 of the Credit Agreement; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, the Collateral Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a FILO Lender.

2.         Payments.  From and after the Assignment Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued up to but excluding the Assignment Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Assignment Effective Date.

3.         General Provisions.  This Assignment and Acceptance shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Assignment and Acceptance may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Assignment and Acceptance by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.  This Assignment and Acceptance shall be governed by, and construed in accordance with, the law of the State of New York.

4.         Fees.    This Assignment and Acceptance shall be delivered to the Administrative Agent with a processing and recordation fee of $3,500, to the extent required by the terms of the Credit Agreement.

EXHIBIT B TO CREDIT AGREEMENT

CUSTOMS BROKER AGENCY AGREEMENT

Name and Address of Customs Broker:

Dear Sir/Madam:

, a                                                  with its principal executive offices at                                                        (the “Borrower”), among others, has entered into various financing agreements with (a) Bank of America, N.A., a national banking association with offices at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, as Collateral Agent (in such capacity, herein the “ABL Collateral Agent”) for the ratable benefit of a syndicate of lenders and certain other secured parties (collectively, the “ABL Secured Parties”), and (b) Deutsche Bank AG New York Branch, a branch of Deutsche Bank AG, with a license issued by the Bank Department of the State of New York, with offices at 60 Wall Street, New York, New York 10005, as Collateral Agent (in such capacity, herein the “Term Loan Collateral Agent”) for the ratable benefit of a syndicate of lenders and certain other secured parties (collectively, the “Term Loan Secured Parties”, and together with the ABL Secured Parties, collectively, the “Secured Parties”), pursuant to which agreements the Borrower, among others, has granted a security interest to the ABL Collateral Agent and the Term Loan Collateral Agent in and to substantially all of the assets of the Borrower, including, without limitation, all of the Borrower’s inventory, goods, documents, bills of lading and other documents of title.

The ABL Collateral Agent and the Term Loan Collateral Agent have requested that you (the “Customs Broker”) act as their agent and bailee for the limited purpose of more fully perfecting and protecting the security interest of the ABL Collateral Agent and the Term Loan Collateral Agent in such bills of lading, documents and other documents of title and in the goods and inventory for which such bills of lading, documents, or other documents of title have been issued, and the Customs Broker has agreed to do so.  This letter shall set forth the terms of the Customs Broker’s engagement.

1.             Acknowledgment of Security Interest; Power of Attorney:  The Customs Broker acknowledges, consents, and agrees that the Borrower has granted to each of the ABL Collateral Agent and the Term Loan Collateral Agent, for its respective benefit and the benefit of the other applicable Secured Parties, a security interest in all of the Borrower’s right, title, and interest in, to and under all goods and any contracts or agreements with carriers, customs brokers, and/or freight forwarders for shipment or delivery of such goods.  The Borrower further advises the Customs Broker, and the Customs Broker acknowledges, consents, and agrees, that the Borrower has irrevocably constituted and appointed the ABL Collateral Agent (or, upon the

Customs Broker’s receipt of written notification from the ABL Collateral Agent that the obligations of the Borrower to the ABL Collateral Agent and the other ABL Secured Parties have been paid in full and performed in full, the Term Loan Collateral Agent) as the Borrower’s true and lawful attorney, with full power of substitution to exercise all of such rights, title, and interest, which appointment has been coupled with an interest.  The Customs Broker hereby agrees that it shall act as the Borrower’s agent and bailee for the purpose of receiving any Title Documents (as defined herein) or Property (as defined herein).  The Customs Broker further agrees that: (i) the Borrower holds title to all Title Documents and Property while in the custody or control of the Customs Broker; (ii) upon receipt of any Title Documents or Property, the Customs Broker shall promptly notify the Borrower that the Customs Broker is holding such Title Documents or Property on behalf of the Borrower; and (iii) if the Customs Broker receives notice from any seller of any Property of such seller’s intent to stop delivery of such Property to the Borrower, the Customs Broker shall promptly notify the Borrower, ABL Collateral Agent and Term Loan Collateral Agent of same and, to the extent that the ABL Collateral Agent (or Term Loan Collateral Agent, as applicable) delivers notice to the Customs Broker pursuant to Section 4 or 5 of this Agreement, shall follow solely the instructions of the ABL Collateral Agent (or, upon the Customs Broker’s receipt of written notification from the ABL Collateral Agent that the obligations of the Borrower to the ABL Collateral Agent and the other ABL Secured Parties have been paid in full and performed in full, the Term Loan Collateral Agent) concerning the release, transfer, or other disposition of such Property and shall not follow any instructions of the Borrower or any other person concerning same.

2.             Appointment Of Customs Broker as Agent of ABL Collateral Agent and Term Loan Collateral Agent:  The Customs Broker is hereby appointed as agent for the ABL Collateral Agent and the Term Loan Collateral Agent to receive and retain possession of all goods, inventory, or other property of the Borrower which are received by the Customs Broker for processing (collectively, the “Property”), together with all bills of lading, waybills, documents, and other documents of title (collectively, the “Title Documents”) heretofore or at any time hereafter issued for any Property, such receipt and retention of possession being for the purpose of more fully perfecting and preserving the ABL Collateral Agent’s and the Term Loan Collateral Agent’s security interests in the Title Documents and the Property.  The Customs Broker will maintain possession of the Title Documents and the Property, subject to the security interests of the ABL Collateral Agent and the Term Loan Collateral Agent, and will note the security interests of the ABL Collateral Agent and the Term Loan Collateral Agent on the Customs Broker’s books and records.  In the event that the ABL Collateral Agent or the Term Loan Collateral Agent is designated as the consignee or co-consignee on any such Title Documents, subject to the terms and conditions hereof, each of the ABL Collateral Agent and the Term Loan Collateral Agent hereby appoints the Customs Broker as its attorney-in-fact solely to execute and deliver any such Title Documents for and on behalf of the ABL Collateral Agent or the Term Loan Collateral Agent, as applicable, pursuant to the terms of this Agreement.

3.             Delivery of Title Documents. Release of Goods:  Until the Customs Broker receives written notification from (a) the ABL Collateral Agent pursuant to Section 4 below to the contrary or (b) the Term Loan Collateral Agent pursuant to Section 5 below to the contrary, the Customs Broker is authorized by the ABL Collateral Agent and the Term Loan Collateral Agent to, and the Customs Broker may, deliver:

(a)           the Title Documents to the Borrower or its agents for the purpose of permitting the Borrower, as consignee, to obtain possession or control of the Property subject to such Title Documents; and

(b)           the Property to the Borrower or as directed by the Borrower.

4.             Notice From ABL Collateral Agent To Follow ABL Collateral Agent’s Instructions:  Upon the Customs Broker’s receipt of written notification from the ABL Collateral Agent, the Customs Broker shall thereafter follow solely the instructions of the ABL Collateral Agent concerning the disposition of the Title Documents and the Property and will not follow any instructions of Borrower or any other person concerning the same; provided, however, that upon the Customs Broker’s receipt of notice from the ABL Collateral Agent that the obligations of the Borrower to the ABL Collateral Agent and the ABL Secured Parties have been paid and performed in full, the Customs Broker shall follow the Term Loan Collateral Agent’s instructions in accordance with Section 5 below.   Such notifications and instructions shall be given to the Customs Broker as set forth in Section 8 below.

5.             Notice From Term Loan Collateral Agent To Follow Term Loan Collateral Agent’s Instructions:  Upon the Customs Broker’s receipt of written notification from the ABL Collateral Agent that the obligations of the Borrower to the ABL Collateral Agent and the ABL Secured Parties have been paid and performed in full as provided in Section 4, the Customs Broker shall thereafter follow solely the instructions of the Term Loan Collateral Agent concerning the disposition of the Title Documents and the Property and will not follow any instructions of Borrower or any other person concerning the same.  Such notifications and instructions shall be given to the Customs Broker as set forth in Section 8 below.

6.             Limited Authority:              The Customs Broker’s sole authority as the agent of the ABL Collateral Agent and the Term Loan Collateral Agent is to receive and maintain possession of the Title Documents and Property on behalf of the ABL Collateral Agent and the Term Loan Collateral Agent and to follow the instructions of the ABL Collateral Agent and the Term Loan Collateral Agent as provided herein.  Except as may be specifically authorized and instructed in writing by the ABL Collateral Agent or the Term Loan Collateral Agent, as applicable, the Customs Broker shall have no authority as the agent of the ABL Collateral Agent or the Term Loan Collateral Agent, as applicable, to undertake any other action or to enter into any other commitments on behalf of the ABL Collateral Agent or the Term Loan Collateral Agent, as applicable.

7.             Expenses:              None of the ABL Secured Parties or the Term Loan Secured Parties shall be obligated to compensate the Customs Broker for serving as agent hereunder, nor shall any of the ABL Secured Parties or the Term Loan Secured Parties be responsible for any fees, expenses, customs, duties, taxes, or other charges relating to the Title Documents or the Property.  The Customs Broker acknowledges that the Borrower is solely responsible for payment of any compensation and charges which are to Borrower’s account.  The Borrower is further responsible for paying any fees, expenses, customs duties, taxes, or other charges which are, or may, accrue, to the account of the Title Documents or the Property.  The ABL Collateral Agent or the Term Loan Collateral Agent, as applicable, at the ABL Collateral Agent’s or the Term Loan Collateral Agent’s sole option, may authorize the Customs Broker to perform specified services on behalf of the ABL Collateral Agent or the Term Loan Collateral Agent, as applicable, at mutually agreed rates of compensation, which shall be to the ABL Collateral Agent’s or Term Loan Collateral Agent’s account, as applicable, and payable to the Customs Broker by the ABL Collateral Agent or the Term Loan Collateral Agent, as applicable (provided, however, such payment shall not affect any obligation of the Borrower to reimburse the ABL Collateral Agent or the Term Loan Collateral Agent, as applicable, for any such compensation or other costs or expenses incurred by the ABL Collateral Agent or the Term Loan Collateral Agent, as applicable).

8.             Term:

(a)           In the event that the Customs Broker desires to terminate this Agreement, the Customs Broker shall furnish the ABL Collateral Agent and the Term Loan Collateral Agent with not less than sixty (60) days’ prior written notice of the Customs Broker’s intention to do so.  During such sixty (60) day period (which may be shortened by written notice to the Customs Broker by the ABL Collateral Agent and the Term Loan Collateral Agent), the Customs Broker shall continue to serve as agent hereunder and the Borrower shall fully compensate the Customs Broker with respect to such period.  The Customs Broker shall also cooperate with the ABL Collateral Agent and the Term Loan Collateral Agent and execute all such documentation and undertake all such action as may be reasonably required by the ABL Collateral Agent and the Term Loan Collateral Agent in connection with such termination.  Any written notice provided to any party hereto shall be delivered to such party at the following address (or to such other address, written notice of which is given by such party to the other parties hereto in writing with at least seven (7) days’ prior notice):

If to the ABL Collateral Agent:

Bank of America, N.A.

100 Federal Street, 9th Floor

Boston, Massachusetts 02110

Attn: David Vega

If to the Term Loan Collateral Agent:

Deutsche Bank AG New York Branch

60 Wall Street

New York, New York 10005

Attn: Meg Sutton

If to the Customs Broker:

Attn:

(b)           Except as provided in Section 8(a), above, this Agreement shall remain in full force and effect until the Customs Broker receives written notification from the ABL Collateral Agent and the Term Loan Collateral Agent of the termination of the Customs Broker’s responsibilities hereunder.  This Agreement may be (i) amended only by notice in writing signed by the Borrower and (x) as to the ABL Collateral Agent, the ABL Collateral Agent, and (y) as to the Term Loan Collateral Agent, the Term Loan Collateral Agent, and (ii) terminated, as to the ABL Collateral Agent or the Term Loan Collateral Agent, solely by written notice signed by an officer of the ABL Collateral Agent or the Term Loan Collateral Agent, as applicable.

9.             Customs Broker’s Lien:  The Customs Broker shall have a lien, to the extent provided by law, on any Property then in the possession of the Customs Broker, which lien shall be to the extent of any costs, fees, freight charges, storage charges, or other charges or expenses incurred or paid by the Customs Broker with respect only to that Property then in the possession of the Customs Broker, for which the Customs Broker has not received payment, but not for any amount owed on account of any other Property, item, or matter.  The Customs Broker hereby waives all other liens and interests in any other Property.  Upon receipt by the Customs Broker of payment in full of all outstanding amounts, including, but not limited to, any costs, fees, freight charges, storage charges, or other charges or expenses incurred or paid by the Customs Broker with respect to the Property then in the possession of the Customs Broker, the Customs Broker shall not assert against such Property any statutory, possessory, or other lien, including, without limitation, any right of levy or distraint.

10.           Counterparts; Integration:  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all contemporaneous or previous agreements and understandings, oral or written, relating to the subject matter hereof.   This Agreement shall become effective when it shall have been executed by the parties and when the ABL Collateral Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

11.           Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

If the foregoing correctly sets forth our understanding, please indicate your assent below following which this letter will take effect as a sealed instrument.

Very truly yours,

BORROWER:

By:
Name:
Title:

Agreed:

CUSTOMS BROKER:

By:
Name:
Title:

Signature Page to Customs Broker Agency Agreement

ABL COLLATERAL AGENT:

BANK OF AMERICA, N.A.

By:
Name:
Title:

TERM LOAN COLLATERAL AGENT:

DEUTSCHE BANK AG NEW YORK BRANCH

By:
Name:
Title:

Signature Page to Customs Broker Agency Agreement

EXHIBIT C TO CREDIT AGREEMENT

FORM OF NOTICE OF BORROWING

Date:

To:                              Bank of America, N.A., as Administrative Agent

100 Federal Street, 9th Floor

Boston, Massachusetts 02110

Attention: Mr. David Vega

Re:          Amended and Restated Credit Agreement dated as of February 18, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and between, among others, Michaels Stores, Inc., a Delaware corporation, for itself and as agent (in such capacity, the “Lead Borrower”) for the other Borrowers party thereto, the other Borrowers party thereto, and Bank of America, N.A., as administrative agent (the “Administrative Agent”) for its own benefit and the benefit of the other Credit Parties.  Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

Ladies and Gentlemen:

The Lead Borrower refers to the above described Credit Agreement and, on behalf of the Borrowers, hereby irrevocably notifies you of the Borrowing requested below:

1.                                       The Business Day of the proposed Borrowing is                            , 20     .(1)

2.                                       The aggregate amount of the proposed Borrowing is $                             (which shall be in an integral multiple of $1,000,000.00, but not less than $5,000,000.00 in the case of LIBO Loans), which Borrowing consists of the following Types:

Type of Borrowing (Prime Rate Loans or LIBO Loans; FILO Loans or Tranche A Loans)(2)	Amount of Loan	Interest Period for LIBO Loans(3)
	$	[days/months]
	$	[days/months]
	$	[days/months]
	$	[days/months]

(1)           For LIBO Loans, Notice of Borrowing must be received by 12:30 p.m. on the second Business Day prior to the proposed Borrowing date.  For Prime Rate Loans, Notice of Borrowing must be received by 12:00 p.m. on the same Business Day as the proposed Borrowing date.

(2)           If no election is made as to the Type of Revolving Credit Loan, such notice shall be deemed a request for Borrowing of Prime Rate Loans.  All Borrowings shall be FILO Loans until such time as the FILO Credit Extensions are in an amount equal to the lesser of the FILO Commitments or Incremental Availability.

3.                                       Proceeds of the proposed Borrowing are to be disbursed to the following account(s):

The Lead Borrower, on behalf of the Borrowers, hereby certifies that the following statements are true and correct on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

(a)           The representations and warranties of the Loan Parties contained in the Credit Agreement and the other Loan Documents or otherwise made in writing in connection therewith are true and correct in all material respects as though made on and as of the date of the proposed Borrowing, other than representations and warranties that relate solely to an earlier date, which are true and correct in all material respects as of such earlier date, provided that any representation and warranty which is qualified as to “materiality”, “Material Adverse Effect” or similar language are true and correct in all respects on such respective dates;

(b)           No Default or Event of Default has occurred and is continuing, or would result from such proposed Borrowing; and

(c)           After giving effect to the proposed Borrowing set forth in Section 2 above, there will be no more than ten (10) Borrowings of LIBO Loans outstanding under the Credit Agreement.

MICHAELS STORES, INC.,
as Lead Borrower

By:
Name:
Title:

(3)                                If no election of Interest Period is specified, such notice shall be deemed a request for an Interest Period of one (1) month.

EXHIBIT D TO CREDIT AGREEMENT

FORM OF REVOLVING CREDIT NOTE

REVOLVING CREDIT NOTE

$	February 18, 2010

FOR VALUE RECEIVED, the undersigned (each, a “Borrower” and collectively, the “Borrowers”, together with all successors and assigns), jointly and severally promise to pay to the order of                                                            (hereinafter, together with its successors in title and assigns, the “Lender”), c/o Bank of America, N.A., 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, the principal sum of                                     DOLLARS ($                            ), or, if less, the aggregate unpaid principal balance of Revolving Credit Loans made by the Lender to or for the account of any Borrower pursuant to the Credit Agreement (as hereafter defined), with interest, fees, expenses and costs at the rate and payable in the manner stated in the Credit Agreement.  As used herein, the “Credit Agreement” means and refers to that certain Amended and Restated Credit Agreement dated as of even date (as such may be amended, restated, supplemented or otherwise modified from time to time) by, among others, (i) Michaels Stores, Inc., a Delaware corporation, as a Borrower and as agent (in such capacity, the “Lead Borrower”) for itself and the other Borrowers, (ii) the other Borrowers named therein, (iii) the Facility Guarantors named therein, (iv) the Lenders named therein, (v) Bank of America, N.A. as Administrative Agent (in such capacity, the “Administrative Agent”) for its own benefit and the benefit of the other Credit Parties, and (vi) Bank of America, N.A. as Collateral Agent for its own benefit and the benefit of the other Secured Parties.  [This Revolving Credit Note replaces in its entirety that certain Revolving Credit Note dated [October 31, 2006], by the Borrowers, payable to the Lender, in the aggregate principal amount of [$                 ].]

This is a “Revolving Credit Note” to which reference is made in the Credit Agreement and is subject to all terms and provisions thereof.  The principal of, and interest on, this Revolving Credit Note shall be payable at the times, in the manner, and in the amounts as provided in the Credit Agreement and shall be subject to prepayment and acceleration as provided therein.  Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Administrative Agent’s books and records concerning the Revolving Credit Loans, the accrual of interest thereon, and the repayment of such Revolving Credit Loans, shall be prima facie evidence of the indebtedness to the Lender hereunder, absent manifest error.

No delay or omission by any Agent or the Lender in exercising or enforcing any of such Agent’s or Lender’s powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion.  No waiver of any Event of Default shall operate as a waiver of any other Event of Default, nor as a continuing waiver.

Each Borrower waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof.  Each Borrower assents to any extension or other indulgence (including, without limitation, the release or substitution of Collateral) permitted by any  Agent and/or the Lender with respect to this Revolving Credit Note and/or any Security Document or any extension or other indulgence with respect to any other liability or any collateral given to secure any other liability of any Borrower or any other Person obligated on account of this Revolving Credit Note.

This Revolving Credit Note shall be binding upon each Borrower and upon their respective successors, assigns, and representatives, and shall inure to the benefit of the Lender and its successors, endorsees and assigns.

The liabilities of each Borrower are joint and several, provided, however, the release by any Agent or the Lender of any one or more such Persons shall not release any other Person obligated on account of this Revolving Credit Note.  Each reference in this Revolving Credit Note to each Borrower is to such Person individually and also to all such Persons jointly.  No Person obligated on account of this Revolving Credit Note may seek contribution from any other Person also obligated unless and until all liabilities, obligations and indebtedness to the Lender of the Person from whom contribution is sought have been satisfied in full.

Each Borrower agrees that any legal action or proceeding arising under this Revolving Credit Note or in any way connected with or related or incidental to the dealings of the parties hereto or any of them with respect to this Revolving Credit Note or any other Loan Document, or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, may be brought in the courts of the state of New York sitting in New York City or of the United States for the Southern District of such state, and by execution and delivery of this Revolving Credit Note, each Borrower consents, for itself and in respect of its property, to the non-exclusive jurisdiction of those courts.  Each Borrower irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction or other jurisdiction chose by the Agents in respect of any Loan Document or other document related thereto.

THIS REVOLVING CREDIT NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Each Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Agents and the Lender, in the establishment and maintenance of their respective relationship with the Borrowers contemplated by this Revolving Credit Note, are each relying thereon.  EACH BORROWER, AND THE LENDER BY ITS ACCEPTANCE

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HEREOF, HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS REVOLVING CREDIT NOTE OR ANY OTHER LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS REVOLVING CREDIT NOTE OR ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH BORROWER, AND THE LENDER BY ITS ACCEPTANCE HEREOF, HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY; AND WAIVES PRESENTMENT, DEMAND, PROTEST AND ANY OTHER NOTICES THEREOF.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the Borrowers have caused this Revolving Credit Note to be duly executed as of the date set forth above.

BORROWERS:

MICHAELS STORES, INC., as Lead Borrower and as a Borrower

By:
Name:
Title:

AARON BROTHERS, INC., as a Borrower

By:
Name:
Title:

MICHAELS STORES PROCUREMENT COMPANY, INC., as a Borrower

By:
Name:
Title:

ARTISTREE, INC., as a Borrower

By:
Name:
Title:

Signature Page to Revolving Credit Note

EXHIBIT E TO CREDIT AGREEMENT

FORM OF SWINGLINE NOTE

SWINGLINE NOTE

$75,000,000.00	February 18, 2010

FOR VALUE RECEIVED, the undersigned (each, a “Borrower” and collectively, the “Borrowers”, together with all successors and assigns), jointly and severally promise to pay to the order of BANK OF AMERICA, N.A., a national banking association with an office at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110 (hereinafter, together with its successors in title and assigns, the “Swingline Lender”), the principal sum of SEVENTY FIVE MILLION DOLLARS ($75,000,000.00), or, if less, the aggregate unpaid principal balance of Swingline Loans made by the Swingline Lender to or for the account of any Borrower pursuant to the Credit Agreement (as hereafter defined), with interest, fees, expenses and costs at the rate and payable in the manner stated in the Credit Agreement.  As used herein, the “Credit Agreement” means and refers to that certain Amended and Restated Credit Agreement dated as of even date (as such may be amended, restated, supplemented or otherwise modified from time to time) by, among others, (i) Michaels Stores, Inc., a Delaware corporation, as a Borrower and as agent (in such capacity, the “Lead Borrower”) for itself and the other Borrowers, (ii) the other Borrowers named therein, (iii) the Facility Guarantors named therein, (iv) the Lenders named therein, (v) Bank of America, N.A. as Administrative Agent (in such capacity, the “Administrative Agent”) for its own benefit and the benefit of the other Credit Parties, and (vi) Bank of America, N.A. as Collateral Agent for its own benefit and the benefit of the other Secured Parties.

This is the “Swingline Note” to which reference is made in the Credit Agreement and is subject to all terms and provisions thereof.  The principal of, and interest on, this Swingline Note shall be payable at the times, in the manner, and in the amounts as provided in the Credit Agreement and shall be subject to prepayment and acceleration as provided therein.  Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Administrative Agent’s books and records concerning the Swingline Loans, the accrual of interest thereon, and the repayment of such Swingline Loans, shall be prima facie evidence of the indebtedness to the Swingline Lender hereunder, absent manifest error.

No delay or omission by any Agent or the Swingline Lender in exercising or enforcing any of such Agent’s or Swingline Lender’s powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion.  No waiver of any Event of Default shall operate as a waiver of any other Event of Default, nor as a continuing waiver.

Each Borrower waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof.  Each Borrower assents to any extension or other indulgence (including, without limitation, the release or substitution of Collateral) permitted by any Agent and/or the Swingline Lender with respect to this Swingline Note and/or any Security Document, or any extension or other indulgence with respect to any other liability or any collateral given to secure any other liability of any Borrower or any other Person obligated on account of this Swingline Note.

This Swingline Note shall be binding upon each Borrower and upon their respective successors, assigns, and representatives, and shall inure to the benefit of the Swingline Lender and its successors, endorsees and assigns.

The liabilities of each Borrower are joint and several, provided, however, the release by any Agent or the Swingline Lender of any one or more such Persons shall not release any other Person obligated on account of this Swingline Note.  Each reference in this Swingline Note to each Borrower is to such Person individually and also to all such Persons jointly.  No Person obligated on account of this Swingline Note may seek contribution from any other Person also obligated unless and until all liabilities, obligations and indebtedness to the Swingline Lender of the Person from whom contribution is sought have been satisfied in full.

Each Borrower agrees that any legal action or proceeding arising under this Swingline Note or in any way connected with or related or incidental to the dealings of the parties hereto or any of them with respect to this Swingline Note or any other Loan Document, or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, may be brought in the courts of the state of New York sitting in New York City or of the United States for the Southern District of such state, and by execution and delivery of this Swingline Note, each Borrower consents, for itself and in respect of its property, to the non-exclusive jurisdiction of those courts.  Each Borrower irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction or other jurisdiction chose by the Agents in respect of any Loan Document or other document related thereto.

THIS SWINGLINE NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Each Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Agents and the Swingline Lender, in the establishment and maintenance of their respective relationship with the Borrowers contemplated by this Swingline Note, are each relying thereon.  EACH BORROWER, AND THE LENDER BY ITS ACCEPTANCE HEREOF, HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS SWINGLINE NOTE OR ANY OTHER LOAN DOCUMENT OR IN ANY WAY

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CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS SWINGLINE NOTE OR ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH BORROWER, AND THE LENDER BY ITS ACCEPTANCE HEREOF, HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY; AND WAIVES PRESENTMENT, DEMAND, PROTEST AND ANY OTHER NOTICES THEREOF.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the Borrowers have caused this Swingline Note to be duly executed as of the date set forth above.

BORROWERS:

MICHAELS STORES, INC., as Lead Borrower and as a Borrower

By:
Name:
Title:

AARON BROTHERS, INC., as a Borrower

By:
Name:
Title:

MICHAELS STORES PROCUREMENT COMPANY, INC., as a Borrower

By:
Name:
Title:

ARTISTREE, INC., as a Borrower

By:
Name:
Title:

Signature Page to Swingline Note

EXHIBIT F TO CREDIT AGREEMENT

FORM OF JOINDER TO CREDIT AGREEMENT

This Joinder to Credit Agreement (this “Joinder”) is made as of                                   , by and among:

, a                                                    (the “New [Borrower/Facility Guarantor]”), with its principal executive offices at                                                 ; and

BANK OF AMERICA, N.A., a national banking association, having a place of business at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110 as administrative agent (in such capacity, the “Administrative Agent”) for its own benefit and the benefit of the other Credit Parties (as defined in the Credit Agreement referred to below) and as collateral agent (in such capacity, the “Collateral Agent”), for its own benefit and for the benefit of the other Secured Parties (as defined in the Credit Agreement referred to below) to the Credit Agreement (as defined below);

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H :

A.            Reference is made to a certain Amended and Restated Credit Agreement dated as of February 18, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by, among others, (i) Michaels Stores, Inc., a Delaware corporation, as a Borrower and as agent (in such capacity, the “Lead Borrower”) for itself and the other Borrowers, (ii) the other Borrowers named therein (collectively, with the Lead Borrower, the “Existing Borrowers”), (iii) the Facility Guarantors named therein (the “Existing Facility Guarantors”, and together with the Existing Borrowers and the New [Borrower/Facility Guarantor], the “Loan Parties”), (iv) the Lenders named therein (collectively, the “Lenders”), (v) Bank of America, N.A., as Administrative Agent, and (vi) Bank of America, N.A., as Collateral Agent.  All capitalized terms used herein, and not otherwise defined herein, shall have the meanings assigned to such terms in the Credit Agreement.

B.            The New [Borrower/Facility Guarantor] desires to become a party to, and bound by the terms of, the Credit Agreement and the other Loan Documents in the same capacity and to the same extent as the Existing [Borrowers/Facility Guarantors] thereunder.

C.            Pursuant to the terms of the Credit Agreement, in order for the New [Borrower/Facility Guarantor] to become party to the Credit Agreement and the other Loan

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Documents as provided herein, the New [Borrower/Facility Guarantor] and the Existing [Borrowers/Facility Guarantors] are required to execute this Joinder.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                       Joinder and Assumption of Obligations.  Effective as of the date of this Joinder, the New [Borrower/Facility Guarantor] hereby acknowledges that the New [Borrower/Facility Guarantor] has received and reviewed a copy of the Credit Agreement, and hereby:

a.                                       joins in the execution of, and becomes a party to, the Credit Agreement as a [Borrower/Facility Guarantor], as indicated by its signature below;

b.                                      covenants and agrees to be bound by all covenants, agreements, liabilities and acknowledgments (other than covenants, agreements, liabilities and acknowledgments which specifically relate solely to an earlier date) of a [Borrower/Facility Guarantor] under the Credit Agreement and the other Loan Documents, in each case, with the same force and effect as if such New [Borrower/Facility Guarantor] was a signatory to the Credit Agreement and the other Loan Documents and was expressly named as a [Borrower/Facility Guarantor] therein;

c.                                       assumes and agrees to perform all applicable duties and Obligations of a Loan Party under the Credit Agreement and the other Loan Documents.

2.                                       Representations and Warranties.  The New [Borrower/Facility Guarantor] hereby makes all representations, warranties and other statements (other than representations, warranties and statements which specifically relate solely to an earlier date) of a [Borrower/Facility Guarantor] under the Credit Agreement and the other Loan Documents, in each case, with the same force and effect as if such New [Borrower/Facility Guarantor] was a signatory to the Credit Agreement and the other Loan Documents and was expressly named as a [Borrower/Facility Guarantor] therein.  To the extent that any changes in any representations, warranties, and covenants require any amendments to the Schedules to the Credit Agreement, such Schedules are hereby updated, as evidenced by any supplemental Schedules (if any) annexed to this Joinder.

3.                                       Ratification of Loan Documents.  Except as specifically amended by this Joinder and the other documents executed and delivered in connection herewith, all of the terms and conditions of the Credit Agreement and of the other Loan Documents shall remain in full force and effect as in effect prior to the date hereof, without releasing any Loan Party thereunder or Collateral therefor.

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4.                                       Conditions Precedent to Effectiveness.  This Joinder shall not be effective until each of the following conditions precedent has been fulfilled to the satisfaction of the Administrative Agent:

a.                                       This Joinder shall have been duly executed and delivered by the respective parties hereto, and shall be in full force and effect and shall be in form and substance reasonably satisfactory to the Administrative Agent.

b.                                      All action on the part of the New [Borrower/Facility Guarantor] and the other Loan Parties necessary for the valid execution, delivery and performance by the New [Borrower/Facility Guarantor] of this Joinder and all other documentation, instruments, and agreements required to be executed in connection herewith shall have been duly and effectively taken and evidence thereof reasonably satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.

c.                                       The New [Borrower/Facility Guarantor] (and each other Loan Party, to the extent requested by the Administrative Agent) shall each have delivered the following to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent:

i.                                          Certificate of Legal Existence and Good Standing issued by the Secretary of the State of its incorporation or organization.

ii.                                       A certificate of an authorized officer of the due adoption, continued effectiveness, and setting forth the text, of each corporate resolution adopted in connection with the assumption of obligations under the Credit Agreement and the other Loan Documents, and attesting to the true signatures of each Person authorized as a signatory to any of the Loan Documents, together with true and accurate copies of all Organization Documents.

iii.                                    Perfection Certificate in the form delivered by the Loan Parties on the Closing Date.

iv.                                   Execution and delivery by the New [Borrower/Facility Guarantor] of the following Loan Documents:

a)                                      [Joinders to the Revolving Credit Notes];

b)                                     [Joinder to the Swingline Note];

c)                                      Joinder to the Security Documents, as applicable;

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d)                                     [Joinder to the Fee Letter];

e)                                      [Blocked Account Agreement with [                                ]];

f)                                        [Joinder to the Facility Guarantee]; and

g)                                     Such other documents, agreements and certificates as the Administrative Agent and the Collateral Agent may reasonably require.

d.                                      The Agents shall have received a favorable written legal opinion of the Loan Parties’ counsel addressed to the Agents and the other Lenders, covering such matters relating to the New [Borrower/Facility Guarantor], the Loan Documents and/or the transactions contemplated thereby as the Agents shall reasonably request.

e.                                       The Collateral Agent shall have received all documents and instruments, (including UCC financing statements and Blocked Account Agreements), required by law or reasonably requested by the Collateral Agent to create or perfect the first priority Lien (subject only to Permitted Encumbrances having priority by operation of Applicable Law) intended to be created under the Loan Documents and all such documents and instruments shall have been so filed, registered or recorded to the reasonable satisfaction of the Collateral Agent.

f.                                         All Credit Party Expenses incurred by the Agents in connection with the preparation and negotiation of this Joinder and related documents (including the fees and expenses of counsel to the Agents) shall have been paid in full by the New [Borrower/Facility Guarantor].

g.                                      The Loan Parties shall have executed and delivered to the Agents such additional documents, instruments, and agreements as the Agents may reasonably request.

5.                                       Miscellaneous.

a.                                       This Joinder may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

b.                                      This Joinder expresses the entire understanding of the parties with respect to the transactions contemplated hereby.  No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

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c.                                       Any determination that any provision of this Joinder or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Joinder.

d.                                      THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

5

IN WITNESS WHEREOF, each of the undersigned has caused this Joinder to be duly executed and delivered by its proper and duly authorized officer as of the date set forth below.

NEW [BORROWER/FACILITY GUARANTOR]:

By:
Name:
Title:

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.

By:
Name:
Title:

COLLATERAL AGENT:

BANK OF AMERICA, N.A.

By:
Name:
Title:

Signature Page to Joinder to Credit Agreement

Acknowledged and Agreed:

MICHAELS STORES, INC.,
as Lead Borrower and as a Borrower

By:
Name:
Title:

AARON BROTHERS, INC., as a Borrower

By:
Name:
Title:

MICHAELS STORES PROCUREMENT
COMPANY, INC., as a Borrower

By:
Name:
Title:

ARTISTREE, INC., as a Borrower

By:
Name:
Title:

MICHAELS FINANCE COMPANY, INC.,
as a Facility Guarantor

By:
Name:
Title:

Acknowledgment Page to Joinder to Credit Agreement

MICHAELS STORES CARD SERVICES, LLC,
as a Facility Guarantor

By:
Name:
Title:

MICHAELS OF CANADA, ULC,
as a Facility Guarantor

By:
Name:
Title:

Acknowledgment Page to Joinder to Credit Agreement

EXHIBIT G TO CREDIT AGREEMENT

CREDIT CARD NOTIFICATION

PREPARE ON LOAN PARTY LETTERHEAD - ONE FOR EACH PROCESSOR

, 2010

BY CERTIFIED MAIL — RETURN RECEIPT REQUESTED

To:                              [Name and Address of Processor]

(the “Processor”)

Re:

Merchant Account Number:                                     .  The credit card                   processing agreement between                                and                                dated                       (the “Processing Agreement”).

Dear Sir/Madam:

Under various agreements among                               , a                              with an address at                                      (the “Loan Party”) and (i) Bank of America, N.A., a national banking association with offices at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, as collateral agent (in such capacity, herein the “Collateral Agent”) for the benefit of a syndicate of lenders and certain other secured parties (the “ABL Secured Parties”), and (ii) Deutsche Bank AG New York Branch, a branch of Deutsche Bank AG, with a license issued by the Bank Department of the State of New York, with offices at 60 Wall Street, New York, New York 10005, as agent (in such capacity, herein the “Term Agent”) for the benefit of a syndicate of lenders and certain other secured parties (the “Term Loan Secured Parties”), the Loan Party has granted to the Collateral Agent, for the benefit of the Collateral Agent and the other ABL Secured Parties, and to the Term Agent, for the benefit of the Term Agent and the other Term Loan Secured Parties, a security interest in and to, among other things, the Loan Party’s inventory, credit card receivables, certain accounts, books and records relating to the foregoing, and proceeds therefrom, including without limitation, all amounts due or to become due from the Processor to the Loan Party pursuant to the Processing Agreement between the Processor and the Loan Party.

Under the terms and provisions of the agreements with the Collateral Agent and the Term Agent, under certain circumstances, the Loan Party is obligated to deliver all proceeds of the Loan Party’s accounts, accounts receivable and inventory to the Collateral Agent or the Term Agent, as applicable.  Such proceeds include all credit card charges (the “Charges”) submitted by the Loan Party to the Processor for processing and the amounts which the Processor owes to the

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Loan Party on account thereof (the “Credit Card Proceeds”) and all other amounts due or to become due to the Loan Party under the Processing Agreement.

Until the Processor receives notification from an officer of the Collateral Agent as provided below, all amounts due from time to time from the Processor to the Loan Party (including Credit Card Proceeds, payment from any reserve account or the like or other payments) shall be transferred only as follows:

By ACH, Depository Transfer Check, or Electronic Depository Transfer to:

ABA #

For Credit to

Account No.

After the Processor receives notification from an officer of the Collateral Agent, all amounts shall be transferred as the Processor may be instructed from time to time in writing by an officer of the Collateral Agent.  After the Processor receives notification from the Collateral Agent that all obligations of the Loan Party to the ABL Secured Parties have been paid in full and the commitments of the ABL Secured Parties to make loans or advances to the Loan Party have terminated, all amounts shall be transferred as the Processor may be instructed from time to time in writing by an officer of the Term Agent.  After the Processor receives notification from the Term Agent that all obligations of the Loan Party to the Term Loan Secured Parties have been paid in full and the commitments of the Term Loan Secured Parties to make loans to the Loan Party have terminated, all amounts shall thereafter be transferred as the Processor may be instructed by the Loan Party.

Upon request of an officer of the Collateral Agent or the Term Agent, a copy of each periodic statement provided by the Processor to the Loan Party should be provided to the Collateral Agent or the Term Agent, as applicable, at the following address (which address may be changed upon seven (7) days’ written notice given to the Processor by an officer of the Collateral Agent or the Term Agent, as applicable):

If to the Collateral Agent:

Bank of America, N.A.

100 Federal Street, 9th Floor

Boston, Massachusetts 02110

Attention: David Vega

If to the Term Agent:

Deutsche Bank AG New York Branch

2

60 Wall Street

New York, New York 10005

Attn: Meg Sutton

The Processor shall be fully protected in acting on any order or direction by an officer of the Collateral Agent or the Term Agent given in accordance with the terms of this letter respecting the Charges and the Credit Card Proceeds without making any inquiry whatsoever as to the Collateral Agent’s or the Term Agent’s right or authority to give such order or direction or as to the application of any payment made pursuant thereto.

This letter may be amended only by notice in writing signed by an officer of the Loan Party, an officer of the Collateral Agent and an officer of the Term Agent, and may be terminated solely by written notice signed by an officer of the Collateral Agent and an officer of the Term Agent.

[remainder of page intentionally blank]

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Very truly yours,

The LOAN PARTY:

By:
Name:
Title:

cc:	Bank of America, N.A.
Deutsche Bank AG New York Branch

Signature Page to Credit Card Notification

EXHIBIT H TO CREDIT AGREEMENT

FORM OF COMPLIANCE CERTIFICATE

To:	Bank of America, N.A.,	Date:
as Administrative Agent
100 Federal Street, 9th Floor
Boston, Massachusetts 02110
Attention: Mr. David Vega

Re:                             Amended and Restated Credit Agreement dated as of February 18, 2010 (as modified, amended, supplemented or restated and in effect from time to time, the “Credit Agreement”) by and between, among others, Michaels Stores, Inc. for itself and as agent (in such capacity, the “Lead Borrower” ) for the other Borrowers party thereto, the other Borrowers party thereto, and Bank of America, N.A., as administrative agent (the  “Administrative Agent”) for its own benefit and the benefit of the other Credit Parties.  Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

The undersigned, a duly authorized and acting Financial Officer of the Lead Borrower, hereby certifies to you as follows:

1.                                       No Defaults or Events of Default.  No Default or Event of Default presently exists, except as set forth in Appendix I.

2.                                       Financial Calculations.  Attached hereto as Appendix II are all reasonably detailed calculations with respect to (a) average daily Availability and (b) the Consolidated Fixed Charge Coverage Ratio, each for the period ending                 .

3.                                       Store Openings and Closings.  Appendix III hereto sets forth in reasonable detail all Store openings and Store closings for the period ending                 , and states the aggregate number of the Loan Parties’ Stores as of the first day of the current Fiscal Quarter/Year.

4.                                       Rental Payment Status.  Appendix IV hereto sets forth in reasonable detail the status of rental payments for each of the Loan Parties’ (i) warehouses and distribution centers (other than warehouses and distribution centers with respect to which the Collateral Agent has received a Collateral Access Agreement in form and substance reasonably satisfactory to the Collateral Agent), and (ii) other leased locations in the Landlord Lien States designated by the Administrative Agent in its commercially reasonable judgment (which, as of the Effective Date, are Washington, Pennsylvania and Virginia) for the period ending                         .

5.                                       No Material Accounting Changes, Etc.  There has been no change in GAAP or the application thereof since the date of the audited financial statements furnished to the Administrative Agent for the Fiscal Year ending                  , other than the material accounting changes as disclosed on Appendix V hereto.

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IN WITNESS WHEREOF, I have executed this Certificate this            day of                     ,         .

MICHAELS STORES, INC., as Lead Borrower

By:
Name:
Title:	(1)

(1) A Responsible Officer of the Lead Borrower.

Signature Page to Compliance Certificate

APPENDIX I

[If a Default or Event of Default exists, the following describes the nature of the Default or Event of Default in reasonable detail and the steps, if any, being taken or contemplated by the Loan Parties to be taken on account thereof]

APPENDIX II

1.	Average daily Availability

	a.	FILO Borrowing Base (or, if the FILO Commitments have been terminated, the then Tranche A Borrowing Base) calculated daily for the period ending minus daily outstanding Credit Extensions:	See Attached Schedule

	b.	Revolving Credit Ceiling calculated daily minus daily outstanding Credit Extensions for the period ending :	See Attached Schedule

	c.	Number of days in such period:

	d.	Average daily Availability (Lesser of Line 1(a) divided by Line 1(c) or Line 1(b) divided by Line 1(c)):

Pricing Grid Level:

2.	Consolidated Fixed Charge Coverage Ratio for the period ending :

A.	Consolidated EBITDA for such period:

1.	The sum (without duplication) of:

	(a)	Consolidated Net Income for such period:

Plus

	(b)	provision for Consolidated Taxes paid or accrued during such period to the extent the same were deducted (and not added back) in computing Consolidated Net Income for such period:

Plus

(c)

Consolidated Interest Expense of such Person for such period, plus amounts excluded from Consolidated Interest Expense as set forth in clauses (i) through (viii) of the definition thereof, to the extent the same were deducted (and not added back) in calculating such Consolidated Net Income for such period:

Plus

(d)	Consolidated Depreciation and Amortization Expense of such Person for such period to the extent the same was deducted (and not added back) in computing Consolidated Net Income for such period:

Plus

(e)

any non-cash charges, including (i) any write offs or write downs, (ii) equity based awards compensation expense, (iii) losses on sales, disposals or abandonment of, or any impairment charges or asset write off, related to intangible assets, long-lived assets and investments in debt and equity securities, (iv) all losses from investments recorded using the equity method, and (v) other non-cash charges, non-cash expenses or non-cash losses reducing Consolidated Net Income for such period (provided that if any such non-cash charges referred to in clauses (i) through (v) of this clause represent an accrual or reserve for potential cash items in any future period, the cash payment in respect thereof in such future period shall be subtracted from EBITDA to such extent, and excluding amortization of a prepaid cash item that was paid in a prior period):

Plus

(f)

the amount of any minority interest expense consisting of Subsidiary income attributable to minority equity interests of third parties in any non-wholly-owned Subsidiary deducted (and not added back) in such period in calculating Consolidated Net Income for such period:

Plus

(g)	Advisory Fees paid or accrued in such period to the Sponsors or Highfields Capital to the extent otherwise permitted under the Credit Agreement:

Plus

(h)	the amount of net cost savings projected by

the Lead Borrower in good faith to be realized as a result of specified actions taken during such period (calculated on a pro forma basis as though such cost savings had been realized on the first day of such period), net of the amount of actual benefits realized during such period from such actions; provided that (x) such cost savings are reasonably identifiable and factually supportable, and (y) such cost savings do not exceed in the aggregate $40,000,000 in any four consecutive Fiscal Quarters (or such greater amount reasonably approved in good faith by the Administrative Agent):

Plus

(i)

any costs or expense incurred by the Lead Borrower or a Restricted Subsidiary pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement or any stock subscription or shareholder agreement, to the extent that such cost or expenses are funded with cash proceeds contributed to the capital of the Lead Borrower or net cash proceeds of an issuance of Capital Stock of the Lead Borrower (other than Disqualified Capital Stock) for such period:

Plus

	(j)	any net loss from disposed or discontinued operations
for such period:

Plus

(k)

cash receipts (or reduced cash expenditures) to the extent non-cash gains relating to such income were deducted in the calculation of Consolidated EBITDA pursuant to Line 2 below for any previous period:

	(l)	Sum of lines 1(a) through 1(k):

2.	Minus (without duplication) the sum of the following:

	(a)	non-cash gains increasing Consolidated Net Income of such Person for such period, excluding any non-cash gains to the extent they represent the reversal of an accrual or reserve for a potential cash item that reduced Consolidated EBITDA in any prior period and any non-cash gains with respect to cash actually received in such period or received in a prior period:

Plus

	(b)	any net income from disposed or discontinued operations for such period:

	(c)	The sum of Lines 2(a) and 2(b):

3.		Plus or Minus (as applicable, without duplication):

	(a)	any adjustments resulting from the application of FASB Interpretation No. 45 (Guarantees):

4.		Consolidated EBITDA for such period (Line 1(l) minus Line 2(c) plus or minus (as applicable) Line 3(a)):

Plus

B.		Net Proceeds of capital contributions received or Permitted Equity Issuances made during such period to the extent used to make payments on account of Debt Service Charges or Taxes:

Minus

C.		Capital Expenditures paid in cash which are not financed with the Net Proceeds of Permitted Indebtedness (other than the Obligations) during such period:

D.		The sum of Line A(4) and Line B:

E.		Line C subtracted from Line D:

F.		Debt Service Charges payable in cash during such period:

	1.	Consolidated Interest Expense required to be paid or paid in cash:

Plus

2.

Scheduled principal payments made or required to be made on account of Indebtedness for borrowed money, including the full amount of any non-recourse Indebtedness (after giving effect to any prepayments paid in cash that reduce the amount of such required payments) (excluding the Obligations and any AHYDO Amount (as such term Is defined in the Subordinated Discount Note Indenture), but including, without limitation, obligations with respect to Capitalized Leases) for such period:

Plus

3.

Scheduled mandatory payments on account of Disqualified Capital Stock (whether in the nature of dividends, redemption, repurchase or otherwise) required to be made during such period during such period:

	4.	Debt Service Charges (the sum of Lines F(1) through F(3):

Plus

G.	Federal, state and foreign income Taxes paid in cash (net of cash refunds received) during such period:

Plus

H.

Restricted Payments permitted by SECTION 6.06(k) of the Credit Agreement paid in cash to the holders of Capital Stock of the Lead Borrower during such period (but excluding Restricted Payments to the extent funded by an issuance by the Lead Borrower of Permitted Indebtedness, a Permitted Equity Issuance or a capital contribution to the Lead Borrower) during such period:

I.	The sum of Lines F(4) through H:

J.	Consolidated Fixed Charge Coverage Ratio [Line E divided by Line I]:

Detailed calculations of the foregoing are set forth on a schedule attached hereto.

APPENDIX III

[Attach reasonable detail of all Store openings and Store closings for the period ending                 ]

Aggregate number of the Loan Parties’ Stores as of the first day of the current Fiscal Quarter/Year:

APPENDIX IV

[Attach reasonable detail of the status of rental payments for each of the Loan Parties’ (i) warehouses and distribution centers (other than warehouses and distribution centers with respect to which the Collateral Agent has received a Collateral Access Agreement in form and substance reasonably satisfactory to the Collateral Agent), and (ii) other leased locations in the Landlord Lien States designated by the Administrative Agent in its commercially reasonable judgment (which, as of the Effective Date, are Washington, Pennsylvania and Virginia) for the period ending                         ]

APPENDIX V

Except as set forth below, no material changes in GAAP or the application thereof have occurred since                                          [the date of the most recently delivered financial statements to the Administrative Agent prior to the date of this Certificate]. [If material changes in GAAP or in application thereof have occurred, the following describes the nature of the changes in reasonable detail and the effect, if any, of each such material change in GAAP or in application thereof on the financial statements delivered in accordance with the Credit Agreement.]

EXHIBIT I to Credit Agreement

Form of Borrowing Base Certificate

MICHAELS STORES

REVOLVING LINE OF CREDIT AVAILABILITY

Certificate #:
Date:

(in ‘000)	Tranche (A)		FILO

Eligible Credit Card Receivables	—		—
Credit Card Advance Rate	90%		5%
Credit Card Receivables Availability	—	(a)	—	(a)

Total Inventory Borrowing Base as of	—	(b)	—	(b)

Less Availability Reserves
Rent in Arrears for: PA, VA and WA	—
Customer Credit Liabilities (50%)	—

Total Reserves	—	(c)

Total ‘Tranche A’ and Total ‘FILO’ Uncapped Borrowing Base (a+b+c)	—	(i)	—	(ii)

Total ‘Tranche A’ and Total ‘FILO’ Capped Borrowing Base	—	(iii)	—	(iv)
Total ‘Tranche A’ not to exceed $1,052MM
Total ‘FILO’ not to exceed $50MM

Total Tranche A and FILO Borrowing Base: Lesser of (i + ii) and (iii + iv)			$—

AVAILABILITY CALCULATION

Request Date:

FILO Borrowing Base (Capped at $50MM)	—
FILO Outstandings	—
Required Incremental Draw	—

Total Tranche A and FILO Borrowing Base	—

Beginning Principal Balance
Add: prior day advance	—
Add: Interest charged today	—
Add: LCs Fees charged	—
Add: LCs Invoices charged	—
Add: Other Fees charged	—
Less: Prior day drawdown	—

Ending principal balance	—

Add: Standby letters of credit
Add: Commercial letters of credit	—

Total loan balance prior to request	—

Excess Availability prior to today’s request	—

ADVANCE REQUEST	—
Paydown Request	—
Excess Availability after today’s request	—

The undersigned represents and warrants that the information set forth above has been prepared in accordance with the requirements of the Amended and Restated Credit Agreement dated February 18, 2010 (as amended, restated, supplemented or otherwise modified) by, among others, Michaels Stores, Inc., as Lead Borrower, the other Borrowers and Facility Guarantors party thereto, the Lenders party thereto, and Bank of America, N.A., as Administrative Agent and Collateral Agent for the Lenders.

MICHAELS

Eligible Inventory Calculation

Certificate #	0
Date	1/0/1900

(in ‘000)				COST

Beg. Inventory as of :

ADD	Purchases - Direct Ship
Purchases - DC Transfers
Purchases - Artistree Custom Framing Transfers
Store to Store Transfers

LESS	Net Sales at Retail (memo only)

Cost of Goods Sold @ Cost
Returns to Vendor
Shrink
Damage and Stolen
Other

	Total Adds / (Reductions)			—

Ending Inventory as of:	1/0/1900			—

ADD	Michaels DC Inventory as of	1/0/1900
	Star Decorators Inventory as of	1/0/1900
	Artistree Finished Inventory	1/0/1900
Michaels Inventory not in Stock Ledger

	Eligible Letter of Credit Inventory			—
Eligible In transit: Trailers
Eligible In transit: Inter-Co
	Eligible In transit: From Vendors		25%

	Total Adds			—

Total Ending Inventory				—

LESS	Shrink Reserve - Michaels & Star
Ineligible Inventory (supplies)

Eligible Inventory as of :	1/0/1900			—

Appraised Value as of Sept 09 Appraisal

January - August	85.3%
September - December	96.9%

Inventory Advance Rate	Tranche (A)	FILO
December 16 - August 14	85.0%	5.0%
August 15 - December 15	87.5%	5.0%

	Tranche (A)	FILO
Advance Rate	72.5%	4.3%
Total Inventory Borrowing Base	0	0

AARON BROTHERS

Eligible Inventory Calculation

Certificate #	0
Date	1/0/1900

(in ‘000)			COST

Beg. Inventory as of :	1/0/1900

ADD	Purchases
	Other		—

LESS	Net Sales @ Retail (memo only)
Cost of Goods Sold @ Cost
Returns to Vendor
Shrink
Other

	Total Adds / (Reductions)		—

Ending Inventory as of:	1/0/1900		—

ADD	Custom Framing Inventory
	Eligible Letter of Credit Inventory		—
	Eligible In transit: Inter-Co		—
	Eligible In transit: From Vendors	25%	—

	Total Adds		—

Total Ending Inventory			—

LESS	Shrink Reserve

Eligible Inventory as of :	1/0/1900		—

Appraised Value as of Sept 09 Appraisal

January - August	76.9%
September - December	82.6%

Inventory Advance Rate	Tranche (A)	FILO
December 16 - August 14	85.0%	5.0%
August 15 - December 15	87.5%	5.0%

	Tranche (A)	FILO
Advance Rate	65.4%	3.8%
Total Inventory Borrowing Base	0	0

ARTISTREE**

Eligible Inventory Calculation

Certificate #	0
Date	1/0/1900

(in ‘000)			COST

Ending Inventory as of:	1/0/1900

ADD	Eligible Letter of Credit Inventory		—
	Eligible In transit: Inter-Co		—
	Eligible In transit: From Vendors	25%	—

Total Ending Inventory			—

Appraised Value as of Sept 09 Appraisal

January - August	24.3%
September - December	24.8%

Inventory Advance Rate	Tranche (A)	FILO
December 16 - August 14	85.0%	5.0%
August 15 - December 15	87.5%	5.0%

	Tranche (A)	FILO
Advance Rate	20.7%	1.2%
Total Inventory Borrowing Base	—	—

** Commodity Inventory Only

Exhibit J

DOCUMENT AGENDA

for

AMENDED AND RESTATED

SENIOR SECURED REVOLVING CREDIT FACILITY

among

MICHAELS STORES, INC.,
As the Lead Borrower

For

THE BORROWERS AND GUARANTORS PARTY THERETO

BANK OF AMERICA, N.A.,

As Administrative Agent and Collateral Agent

THE LENDERS PARTY THERETO

WELLS FARGO RETAIL FINANCE, LLC,

as Syndication Agent

DEUTSCHE BANK AG, NEW YORK BRANCH

JPMORGAN CHASE BANK, N.A.

CREDIT SUISSE
as Co-Documentation Agents

BANC OF AMERICA SECURITIES LLC,
WELLS FARGO RETAIL FINANCE, LLC,

as Joint Lead Arrangers

BANC OF AMERICA SECURITIES LLC
WELLS FARGO RETAIL FINANCE, LLC

DEUTSCHE BANK SECURITIES INC.

J.P. MORGAN SECURITIES INC.

CREDIT SUISSE

as Joint Book Runners

and

GENERAL ELECTRIC CAPITAL CORPORATION

UBS SECURITIES LLC

RBS BUSINESS CAPITAL, A DIVISION OF RBS ASSET FINANCE, INC.

as Senior Managing Agents

Table of Parties

Bank of America, N.A.	“Agent” or “A”
Riemer & Braunstein LLP (Agent’s Counsel)	“R&B”
Ogilvy Renault LLP (Agent’s Canadian Counsel)	“OR”
Michaels Stores, Inc. Aaron Brothers, Inc. Michaels Stores Procurement Company, Inc. Artistree, Inc.	“Borrowers” or “B”
Michaels Finance Company, Inc. Michaels Stores Card Services, LLC	“US Guarantors” or “USG”
Michaels of Canada, ULC	“Canadian Guarantor” or “CG” (together with USG, collectively, “Guarantors” or “G”, and together with B, collectively, “Loan Parties” or “LP”)
Ropes & Gray LLP (Loan Parties’ Counsel)	“BC”
McInnes Cooper (Canadian Guarantor’s Counsel)	“CGC”
Deutsche Bank	“Term Loan Agent” or “TLA”
White & Case LLP (Term Loan Agent’s Counsel)	“W&C”

2

Item

PART ONE: LOAN AND OPERATIVE DOCUMENTS

1. Amended and Restated Credit Agreement

2. Exhibits to Amended and Restated Credit Agreement

(a) Exhibit A-1 — Form of Assignment and Acceptance (Tranche A)

(b) Exhibit A-2 — Form of Assignment and Acceptance (FILO)

(c) Exhibit B — Form of Customs Broker Agreement

(d) Exhibit C — Form of Notice of Borrowing

(e) Exhibit D — Form of Revolving Credit Note

(f) Exhibit E — Form of Swingline Note

(g) Exhibit F — Form of Joinder to Credit Agreement

(h) Exhibit G — Form of Credit Card Notification

(i) Exhibit H — Form of Compliance Certificate

(j) Exhibit I — Form of Borrowing Base Certificate

(k) Exhibit J — Closing Agenda

3. Schedules to Amended and Restated Credit Agreement

(a) Schedule 1.1(a) — Lenders and Commitments

3

(b) Schedule 2.18(b) — Credit Card Arrangements

(c) Schedule 2.18(c) — Blocked Account Agreements

(d) Schedule 3.01 — Organization Information

(e) Schedule 3.05 — Financial Statement Exceptions

(f) Schedule 3.08(b)(i) — Owned Real Estate

(g) Schedule 3.08(b)(ii) — Leased Real Estate

(h) Schedule 3.09(b) — Environmental Matters

(i) Schedule 3.09(d) — Environmental Investigation

(j) Schedule 3.10 — Taxes

(k) Schedule 3.11 — ERISA and other Pension Matters

(l) Schedule 3.12 — Subsidiaries; Equity Interests

(m) Schedule 3.15 — Intellectual Property

(n) Schedule 4.01(b) — Local U.S. and Canadian Counsel Opinions

(o) Schedule 5.02(f) — Reporting Requirements

(p) Schedule 5.02 — Lead Borrower’s Website

(q) Schedule 5.07 — Insurance

(r) Schedule 5.14 — Unrestricted Subsidiaries

(s) Schedule 6.01 — Permitted Encumbrances

4

(t) Schedule 6.02 — Permitted Investments

(u) Schedule 6.03 — Existing Indebtedness

(v) Schedule 6.05 — Permitted Dispositions

(w) Schedule 6.08 — Affiliate Transactions

(x) Schedule 6.09 — Burdensome Agreements

4. Amended and Restated Revolving Credit Notes

(a) Wells Fargo Retail Finance, LLC

(b) Regions Bank

(c) Union Bank, N.A.

(d) RBS Business Capital, a Division of RBS Asset Finance, Inc., a Subsidiary of RBS Citizens, N.A.

(e) Deutsche Bank AG New York Branch

5. Confirmation, Ratification and Amendment of Ancillary Loan Documents — US

(a) Annex A — Updated Schedules to Security Agreement

(a) Annex B — Updated Schedules to other Ancillary Loan Documents

6. Confirmation, Ratification and Amendment of Ancillary Loan Documents — Canada

7. Grant of Security Interest in Trademarks — Michaels Stores Procurement Company, Inc.

(a) Schedule I — Trademarks

5

8. Amendment to Grant of Security Interest in Trademarks — Michaels of Canada, ULC

(a) Schedule I — Trademarks

9. Blocked Account Agreements

(a) Amendment to Blocked Account Agreement — Canadian Imperial Bank of Commerce

(b) Wells Fargo Bank, National Association — Michaels of Canada, ULC and Michaels Finance Company, Inc.

10. PPSA Registration Statements/Amendments

11. Landlord Waivers

(a) 63 Green Mountain Road, Hazleton, PA (Michaels)

(b) 2720 Pellissier Place, City of Industry, CA (Artistree)

(c) 850 Northlake Drive, Suite 500, Coppell, TX (Artistree)

12. Freight Forwarder Agreement with OOCL Logistics Ltd.

13. Customs Broker Agreement with UPS Supply Chain Solutions, Inc.

14. Carrier Agreements

(a) APL Co. Pte Ltd.

(b) CMA CGM (America) LLC

(c) China Shipping Container Lines Co., Ltd.

(d) Mitsui O.S.K. Lines, Ltd.

6

15. Officer’s Certificate

16. Solvency Certificate

PART TWO: ORGANIZATIONAL AND AUTHORITY DOCUMENTS

17. Michaels Stores, Inc.

(a) Secretary’s Certificate with Incumbency Signatures attaching: (i) Articles of Incorporation certified by DE SOS; (ii) By-laws; and (iii) Board Resolutions

(b) Certificate of Legal Existence and Good Standing — Delaware

(c) Certificates of Foreign Qualification — IL, FL, OH, TX (x2), NC, NY, MI, PA, CA (x2), VA

18. Aaron Brothers, Inc.

(a) Secretary’s Certificate with Incumbency Signatures attaching: (i) Articles of Incorporation certified by DE SOS; (ii) By-laws; and (iii) Board Resolutions

(b) Certificate of Legal Existence and Good Standing — Delaware

(c) Certificates of Foreign Qualification — MD, AZ, CO, NV, ID, GA, CA (x2), OR, VA, WA, TX (x2)

19. Artistree, Inc.

(a) Secretary’s Certificate with Incumbency Signatures attaching: (i) Articles of Incorporation certified by DE SOS; (ii) By-laws; and (iii) Board Resolutions

(b) Certificate of Legal Existence and Good Standing — Delaware

(c) Certificates of Foreign Qualification — DE, NC, TX (x2), TN, CA (x2)

20. Michaels Finance Company, Inc.

7

(a) Secretary’s Certificate with Incumbency Signatures attaching: (i) Articles of Incorporation certified by DE SOS; (ii) By-laws; and (iii) Board Resolutions

(b) Certificate of Legal Existence and Good Standing — Delaware

(c) Certificates of Foreign Qualification — TX (2)

21. Michaels Stores Procurement Company, Inc.

(a) Secretary’s Certificate with Incumbency Signatures attaching: (i) Articles of Incorporation certified by DE SOS; (ii) By-laws; and (iii) Board Resolutions

(b) Certificate of Legal Existence and Good Standing — Delaware

(c) Certificates of Foreign Qualification — IL, FL, TX (x2), MN, PA, CA (x2), WA

22. Michaels Stores Card Services, LLC

(a) Officer’s Certificate with Incumbency Signatures attaching: (i) Certificate of Organization certified by VA SOS; (ii) Operating Agreement; and (iii) Board/Member Resolutions

(b) Certificate of Legal Existence and Good Standing — Virginia

(c) Certificates of Foreign Qualification — TX (x2), CA (x2)

23. Michaels of Canada, ULC

(a) Officer’s Certificate with Incumbency Signatures attaching: (i) Memorandum of Association; (ii) Articles of Association; and (iii) Resolutions

(b) Certificate of Legal Existence and Good Standing — Nova Scotia

(c) Certificates of Good Standing from Provinces where collateral is located

8

(i) British Columbia

(ii) Alberta

(iii) Saskatchewan

(iv) Manitoba

(v) Ontario

(vi) Newfoundland and Labrador

(vii) Prince Edward Island

PART THREE: MISCELLANEOUS

24. Side Letter regarding Letter of Credit Facility

25. Side Letter regarding Exercise of Accordion

26. UCC, PPSA, Tax, Judgment, Intellectual Property and other Lien Searches

27. Opening Day Borrowing Base Certificate

28. Enforceability, Due Authorization and Perfection Opinions of Counsel to Borrowers and Facility Guarantors

(a) Ropes & Gray LLP

(b) Troutman Sanders LLP (Virginia)

(c) Local Canadian counsel (Registration Opinions)

(i) McInnes Cooper (Prince Edward Island, Nova Scotia, New Brunswick, Newfoundland and Labrador)

9

(ii) Gowling Lafleur Henderson LLP (Ontario, Alberta, British Columbia)

(iii) McDougall Gauley LLP (Saskatchewan)

(iv) Thompson Dorfman Sweatman LLP (Manitoba)

29.           Evidence of Property Insurance for Borrowers and Facility Guarantors — Evidence of Commercial Property Insurance (ACORD 27) in favor of Bank of America, N.A., as Agent and Lender’s Loss Payee Endorsement (United States and Canada)

30.           Evidence of General Liability Insurance for Borrowers and Facility Guarantors — Certificate of Liability Insurance (ACORD 25) in favor of Bank of America, N.A., as Agent and Additional Insured Endorsement (United States and Canada)

31. Fee Letter

32. Post Closing Letter

10

Schedule 1.1

Lenders and Commitments

See attached.

1

Schedule 1.1

Lenders and Commitments

Lender	Tranche A Commitment	Tranche A Commitment Percentage	FILO Commitment	FILO Commitment Percentage	Total Commitment	Commitment Percentage
EXTENDING LENDERS
Bank of America, N.A.	$85,750,000	8.151140684%	$14,250,000	28.500000000%	$100,000,000	9.074410163%
Wells Fargo Retail Finance, LLC	$160,750,000	15.280418251%	$14,250,000	28.500000000%	$175,000,000	15.880217786%
General Electric Capital Corporation	$40,000,000	3.802281369%	$0	0%	$40,000,000	3.629764065%
GE Business Financial Services, Inc.	$34,000,000	3.231939163%	$0	0%	$34,000,000	3.085299456%
Deutsche Bank AG New York Branch	$55,000,000	5.228136882%	$0	0%	$55,000,000	4.990925590%
JPMorgan Chase Bank, N.A.	$55,000,000	5.228136882%	$0	0%	$55,000,000	4.990925590%
Credit Suisse	$55,000,000	5.228136882%	$0	0%	$55,000,000	4.990925590%
Barclays Bank PLC	$55,000,000	5.228136882%	$0	0%	$55,000,000	4.990925590%
UBS Loan Finance LLC	$47,500,000	4.515209125%	$5,500,000	11.000000000%	$53,000,000	4.809437387%
RBS Business Capital, a Division of RBS Asset Finance, Inc., a Subsidiary of RBS Citizens, N.A.	$45,000,000	4.277566540%	$5,000,000	10.000000000%	$50,000,000	4.537205082%
SunTrust Bank	$40,000,000	3.802281369%	$0	0%	$40,000,000	3.629764065%
Regions Bank	$33,500,000	3.184410646%	$1,500,000	3.000000000%	$35,000,000	3.176043557%
U.S. Bank National Association	$30,000,000	2.851711027%	$5,000,000	10.000000000%	$35,000,000	3.176043557%
Burdale Financial Limited	$27,000,000	2.566539924%	$3,000,000	6.000000000%	$30,000,000	2.722323049%
Union Bank, N.A.	$30,000,000	2.851711027%	$0	0%	$30,000,000	2.722323049%
Siemens Financial Services, Inc.	$23,000,000	2.186311787%	$0	0%	$23,000,000	2.087114338%
Israel Discount Bank of New York	$18,500,000	1.758555133%	$1,500,000	3.000000000%	$20,000,000	1.814882033%
Webster Business Credit Corporation	$15,000,000	1.425855513%	$0	0%	$15,000,000	1.361161525%
Subtotal – Extending Lenders	$850,000,000	80.798479087%	$50,000,000	100%	$900,000,000	81.669691470%

Lender	Tranche A Commitment	Tranche A Commitment Percentage	FILO Commitment	FILO Commitment Percentage	Total Commitment	Commitment Percentage
NON-EXTENDING LENDERS
PNC Bank, N.A.	$67,500,000	6.416349810%	$0	0%	$67,500,000	6.125226860%
GMAC Commercial Finance LLC	$50,000,000	4.752851711%	$0	0%	$50,000,000	4.537205082%
UPS Capital Corporation	$30,000,000	2.851711027%	$0	0%	$30,000,000	2.722323049%
Bayerische Landesbank - New York Branch	$25,000,000	2.376425856%	$0	0%	$25,000,000	2.268602541%
Allied Irish Banks, P.L.C.	$18,500,000	1.758555133%	$0	0%	$18,500,000	1.678765880%
Citibank, N.A.	$11,000,000	1.045627376%	$0	0%	$11,000,000	0.998185118%
Subtotal – Non-Extending Lenders	$202,000,000	19.201520913%	$0	0%	$202,000,000	18.330308530%
TOTAL	$1,052,000,000	100%	$50,000,000	100%	$1,102,000,000	100%

Schedule 2.18(b)

Credit Card Arrangements

Michaels Entity	Processor Name	Tender Type	Effective Date*	Expiration Date
	First Data Merchant Services Corporation (assignee of Chase Merchant Services, LLC) and JPMorgan Chase Bank	VISA MasterCard AMEX Discover Debit	1/13/2004	1/13/10 (after one-year renewal). Upon expiration, the agreement will automatically renew for successive one-year terms unless terminated by 90 days’ written notice by either party.

Michaels Stores, Inc. (including Aaron Brothers, Inc.)	American Express Travel Related Services Company, Inc.	AMEX	7/1/2003	7/1/2010. Upon expiration, the agreement will remain in effect until AMEX receives 90 days’ written notice to terminate. The agreement extends to all subsidiaries.

	Discover Financial Services, LLC	Discover	The Agreement becomes effective with acceptance of Merchant Services Agreement as evidenced by submission to Discover any Authorization Request or Sales Data relating to a Card Transaction.	The Agreement may be terminated by either party by giving 30 days’ written notice by either party. The Agreement extends to all subsidiaries.

Michaels of Canada, ULC	Global Payments Canada, Inc.	VISA MasterCard AMEX Debit	6/11/2003 (Merchant Agreement) 6-22-2007 (Amendment)

Agreement extended to 6/23/2009. Agreement automatically renews for additional one-year periods. During any renewal term, the contract can be terminated with 90 days written notice by either party. Payment to Global was moved from a blended rate method to a less costly and more transparent interchange plus method.

*Effective Date = Agreement Date

2

Schedule 2.18(c)

Blocked Accounts

1) Michaels Stores, Inc.

Wells Fargo Bank

Concentration (Funding) Account #4311269179

2) Michaels Stores Procurement Company, Inc.

Wells Fargo Bank

Concentration (Funding) Account #4050003342

3) Michaels Stores Card Services, LLC

Wells Fargo Bank

Concentration (Funding) Account #4000020750

4) Michaels of Canada, ULC

Canadian Imperial Bank of Commerce

Concentration / Canadian Dollar Transit #0002, Account #6076610

Concentration / Canadian Dollar Transit #0002, Account #5910013

5) Michaels of Canada, ULC

Wells Fargo Bank

Multi-Currency Account — Canadian Dollar #7774008408*

6) Aaron Brothers, Inc.

Wells Fargo Bank

Concentration (Funding) Account #4945007490

7) Michaels Finance Company, Inc.

Wells Fargo Bank

Concentration (Funding) Account #4050003359*

* These DDAs shall be subject to Blocked Account Agreements according to the terms and provisions of the Post-Closing Letter, dated as of the Effective Date, by and among the Administrative Agent, the Lead Borrower, the other Borrowers party thereto and the Facility Guarantors party thereto.

3

Schedule 3.01

Organization Information

Name	State of Organization	Organization Type	Organization Number	Federal Employer Identification Number
Michaels Stores, Inc.	Delaware	Corporation	2021624	75-1943604
Aaron Brothers, Inc.	Delaware	Corporation	2156476	13-3498646
Michaels Finance Company, Inc.	Delaware	Corporation	3711652	20-0313952
Michaels Stores Card Services, LLC	Virginia	Limited Liability Company	S075864-1	72-1524325
Michaels Stores Procurement Company, Inc.	Delaware	Corporation	3711651	20-0313890
Artistree, Inc.	Delaware	Corporation	4238675	83-0466644
Michaels of Canada, ULC	Nova Scotia	Unlimited Liability Company	3015830	13529-9063

4

Schedule 3.05

Financial Statements

1.  See “Stock Options Inquiry” in Item 3. Legal Proceedings in Lead Borrower’s annual report on Form 10-K for the fiscal year ended January 31, 2009.

5

Schedule 3.08(b)(i)

Owned Real Estate

Owner	Address	County
Michaels Stores, Inc.	1714 Newport Blvd Costa Mesa, CA 92627-3010	Orange

6

Schedule 3.08(b)(ii)

Leased Real Estate

See attached.

7

Lease No. - Property Name	Address	City	State	Zip	County / Province
1. AARON BROTHERS, INC.
A. RETAIL LOCATIONS
00008 - LA-STUDIO CITY, CA	12565 VENTURA BLVD.	Studio City	CA	91604	LOS ANGELES
00012 - LA-WESTWOOD, CA	2090 Westwood Boulevard	Los Angeles	CA	90025	Los Angeles
00014 - LA-BREA, CA	2315 East Imperial Highway, Suite B	Brea	CA	92821-3706	Orange
00015 - LA-HOLLYWOOD, CA	716 North La Brea Avenue	Hollywood	CA	90038-3339	Los Angeles
00016 - BAY-CUPERTINO, CA	20600 Stevens Creek Boulevard	Cupertino	CA	95014-2120	Santa Clara
00018 - BAY-DUBLIN, CA	7151 Regional Street	Dublin	CA	94568-2323	Alameda
00019 - LA-SANTA BARBARA, CA	601 State Street	Santa Barbara	CA	93101-3301	Santa Barbara
00021 - LA-IRVINE, CA	3972 Barranca Parkway, Suite A&G	Irvine	CA	92606-8292	Orange
00022 - LA-TEMECULA, CA	26493 Ynez Road, Suite 1A	Temecula	CA	92591-4654	Riverside
00026 - LA-WEST HOLLYWOOD, CA	8383 Santa Monica Boulevard	West Hollywoos	CA	90069-4312	Los Angeles
00027 - LA-TUSTIN, CA	13771 Newport Avenue, Suite 15 - 16	Tustin	CA	92780-4692	ORANGE
00029 - LA-PASADENA ON LAKE, CA	326 South Lake Avenue	Pasadena	CA	91101-3508	Los Angeles
00031 - BAY-CONCORD, CA	1975 Diamond Boulevard, Building B	Concord	CA	94520-5716	Contra Costa
00032 - S.DG-MIRA MESA, CA	10765 Westview Parkway	San Diego	CA	92126-2963	San Diego
00035 - S.DG-MIDWAY, CA	2790 Midway Drive	San Diego	CA	92110-3203	San Diego
00037 - LA-SAN DIMAS, CA	840 West Arrow Highway	San Dimas	CA	91773-2446	Los Angeles
00038 - PHX-PARADISE VALLEY, AZ	10633 North Tatum Blvd., Space 102	Phoenix	AZ	85028	Maricopa
00041 - LA-SANTA MONICA, CA	1645 Lincoln Avenue	Santa Monica	CA	90404	Los Angeles
00042 - BAY-SAN RAFAEL, CA	75 C Bellam Boulevard	San Rafael	CA	94901-5352	Marin
00043 - LA-COSTA MESA, CA	1714 Newport Boulevard	Costa Mesa	CA	92627	Orange
00044 - LA-GLENDALE, CA	320 North Glendale Avenue	Glendale	CA	91206-3758	Los Angeles
00045 - S.DG-LA MESA, CA	8491 Fletcher Parkway	La Mesa	CA	91942-3005	San Diego
00046 - FRESNO, CA	7628 North Blackstone Avenue	Fresno	CA	93720-4300	Fresno
00048 - BAY-SAN JOSE, CA	944 Blossom Hill Road, Suite A	San Jose	CA	95123-1202	SANTA CLARA
00049 - BAY-DALY CITY, CA	5045 Junipero Serra Boulevard	Daly City	CA	94014-3217	San Mateo
00051 - S.DG-KEARNY MESA, CA	4240 Kearny Mesa Road, Suite 109B	San Diego	CA	92111-3769	San Diego
00052 - BAY-SUNNYVALE, CA	725 Sunnyvale Saratoga Road	Sunnyvale	CA	94087-1310	Santa Clara
00053 - PHX-PHOENIX/CAMELBACK, AZ	301 E. Camelback	Phoenix	AZ	85021	Maricopa
00060 - LA-HABRA, CA	1721 West Imperial Highway, Suite A	La Habra	CA	90631-6940	Orange
00063 - LA-ORANGE, CA	665 North Tustin Street, Unit Z	Orange	CA	92867-7148	Orange
00064 - LA-RANCHO CUCAMONGA, CA	10582 Foothill Boulevard, Suite 170	Rancho Cucamonga	CA	91730	San Bernadino
00065 - LA-TORRANCE/ROLLING HILLS, CA	2750 Pacific Coast Highway	Torrance	CA	90505-7002	Los Angeles
00066 - LA-HUNTINGTON BEACH, CA	7041 Yorktown Avenue, Suite 101	Huntington Beach	CA	92648-2463	Orange
00068 - SAC-CITRUS HEIGHTS, CA	7829 Greenback Lane	Citrus Heights	CA	95610-5909	Sacramento
00070 - SAC-ARDEN, CA	2345 Arden Way	Sacramento	CA	95825-4035	Sacramento
00071 - BAY-PINOLE, CA	1212 Fitzgerald Drive	Pinole	CA	94564-2252	Contra Costa
00072 - SAC-ELK GROVE, CA	7401 Laguna Boulevard, Suite 120	Elk Grove	CA	95758-5066	Sacramento
00073 - BAY-REDWOOD CITY, CA	1680 El Camino Real	Redwood City	CA	94063-2108	San Mateo
00074 - MODESTO, CA	3801 Pelandale Avenue, Suite F-3	Modesto	CA	95356-8705	Sanislaus
00077 - S.DG-LA JOLLA, CA	8827 Villa La Jolla Road	La Jolla	CA	92037-1949	San Diego
00078 - LA-LONG BEACH/MARKETPLACE, CA	6415 East Pacific Coast Highway	Long Beach	CA	90803	Los Angeles
00079 - LA-PALM DESERT, CA	72513 Highway 111	Palm Desert	CA	92260-3306	Riverside
00080 - STOCKTON, CA	6575 Pacific Avenue	Stockton	CA	95207-3717	San Joaquin
00082 - LA-VENTURA, CA	4738-4 Telephone Road, Suite E4	Ventura	CA	93003-5234	Ventura
00083 - S.DG-ESCONDIDO, CA	1106 West Valley Parkway	Escondido	CA	92025-2559	San Diego
00084 - BAY-FREMONT, CA	39165 Farwell Drive	Fremont	CA	94538-1050	Alameda
00086 - LA-MONTCLAIR, CA	8831 Central Avenue	Montclair	CA	91763-1618	San Bernardino
00087 - LA-THOUSAND OAKS, CA	173 North Moorpark Road, Suite A	Thousand Oaks	CA	91360-4401	Ventura
00089 - S.DG-ENCINITAS, CA	1092 North El Camino Real, Suite B	Encinitas	CA	92024-1320	San Diego
00090 - LA-HERMOSA BEACH, CA	1559 Pacific Coast Highway	Hermosa Beach	CA	90254-3265	Los Angeles
00093 - S.DG-OCEANSIDE, CA	2550 Vista Way	Oceanside	CA	92054-6175	San Diego
00094 - S.DG-RANCHO BERNARDO, CA	16771 Bernardo Center Drive	Rancho Bernardo	CA	92128-2509	San Diego
00096 - SAC-ROSEVILLE/DOUGLAS, CA	1850 Douglas Boulevard	Roseville	CA	95661-3682	Placer
00201 - LA-SANTA CLARITA, CA	26613 Bouquet Canyon Road	Saugus	CA	91354-2357	Los Angeles
00202 - BAY-CAMPBELL, CA	1730 South Bascom Avenue	Campbell	CA	95008-0608	Santa Clara
00203 - VEGAS-RAINBOW, NV	2111 North Rainbow	Las Vegas	NV	89108	Clark
00204 - VEGAS-HENDERSON, NV	1445 West Sunset Road, Suite 6	Henderson	NV	89014	Clark
00205 - PHX-MESA/SUPERSTITION SPRINGS, AZ	1155 S. Power Road, Suite 111	Mesa	AZ	85206-3716	Maricopa
00207 - S.DG-MISSION VALLEY, CA	1530 Camino de la Reina, Suite C2	San Diego	CA	92108-1527	San Diego
00208 - RENO, NV	4809 Kietzke Lane	Reno	NV	89502	Washoe
00209 - PORT-BEAVERTON, OR	11715 SW Beaverton Hillsdale Highway	Beaverton	OR	97005-2992	Washington
00211 - LA-LONG BEACH/TOWNE CENTER, CA	7615 Carson Boulevard	Long Beach	CA	90808-2367	Los Angeles
00212 - LA-MARINA DEL REY, CA	13455 Maxella Avenue, Suite 250	Marina del Rey	CA	90292-5684	Los Angeles
00213 - PHX-SCOTTSDALE, AZ	15740 North Pima Road, Suite F-2	Scottsdale	AZ	85260-1919	Maricopa
00214 - LA-ALISO VIEJO, CA	26775 Aliso Creek Road	Aliso Viejo	CA	92656-2887	Orange
00215 - LA-WOODLAND HILLS, CA	21480 Victory Boulevard	Woodland Hills	CA	91367-2422	Los Angeles
00216 - SANTA ROSA, CA	2815 Santa Rosa Avenue	Santa Rosa	CA	95407-7627	Sonoma
00217 - PORT-CLACKAMAS, OR	9454 SE 82nd Avenue	Portland	OR	97266-6724	Clackamas
00218 - REDDING, CA	917 Dana Drive, Suite C	Redding	CA	96003-4020	Shasta
00219 - PHX-PEORIA, AZ	7439 West Bell Road #2	Peoria	AZ	85382	Maricopa
00220 - BAY-SAN FRANCISCO/GEARY, CA	5600 Geary Boulevard	San Francisco	CA	94121-2215	San Francisco
00221 - BAY-SAN MATEO, CA	180 East 3rd Avenue	San Mateo	CA	94401-4013	San Mateo
00222 - PORT-LAKE OSWEGO, OR	16130 Lake Boones Ferry Road	Lake Oswego	OR	97035-4202	Clackamas
00223 - SEA-FEDERAL WAY, WA	1706 South 320th Street, Suite A	Federal Way	WA	98003-5424	King
00224 - SEA-PUYALLUP, WA	3705 South Meridian Avenue E., Suite B	Puyallup	WA	98373-3715	Pierce
00225 - SEA-REDMOND, WA	7221 170th Avenue, NE	Redmond	WA	98052-4485	King
00226 - SEA-DOWNTOWN, WA	1513 Third Avenue	Seattle	WA	98101-1611	King
00227 - TUCSON-BROADWAY, AZ	5460 East Broadway, Suite 324	Tucson	AZ	85712	Pima
00228 - SEA-SHORELINE, WA	15909 Westminister Way	Seattle	WA	98133-5929	King
00229 - BAY-SAN RAMON, CA	2431 San Ramon Valley Boulevard	San Ramon	CA	94583-1549	Contra Costa
00230 - MONTEREY, CA	498 Del Monte Center	Monterey	CA	93940-6159	Monterey
00231 - SAN LUIS OBISPO, CA	647 Higuera Street	San Luis Obispo	CA	93401-3510	San Luis Obispo
00232 - BAY-BERKELEY, CA	2450 Shattuck Avenue	Berkeley	CA	94704-2029	Alameda
00233 - S.DG-RANCHO SAN DIEGO, CA	2987 Jamacha Road, Suite A	El Cajon	CA	92019-4342	San Diego
00234 - DFW-NORTH RICHLAND HILLS, TX	6035 South Precinct Line Road	North Richland Hills	TX	76180-5410	Tarrant
00235 - HSTN-BELLAIRE, TX	3057 West Holcombe Boulevard	Houston	TX	77025	Harris
00236 - SEA-ISSAQUAH, WA	1802 - 12th Avenue N.W., Suite A-1	Issaquah	WA	98027-8934	King
00237 - HSTN-GALLERIA, TX	5144 Richmond Avenue	Houston	TX	77056-6702	Harris
00238 - LA-RANCHO SANTA MARGARITA, CA	30505 Avenida de Las Flores	Rancho Santa Margari	CA	92688-3939	Orange
00239 - SAC-FOLSOM, CA	2761 East Bidwell Street, Suite 200	Folsom	CA	95630-6409	Sacramento
00240 - VEGAS-SUMMERLIN, NV	9765 West Charleston Boulevard	Las Vegas	NV	89117-7536	Clark
00241 - DFW-PLANO, TX	1801 Preston Road, Suite D	Plano	TX	75093-5104	Collin
00242 - DFW-FRISCO, TX	3333 Preston Road, Suite 300	Frisco	TX	75034-9013	Collin
00243 - DEN-DENVER/COLORADO BLVD, CO	1685 South Colorado Boulevard, Unit L	Denver	CO	80210	Douglas
00244 - SEA-LYNNWOOD, WA	18420 33rd Avenue West, Suite G	Lynnwood	WA	98037-4713	Snohomish
00245 - SAC-NATOMAS, CA	3581 Truxel Road, Suite 3	Sacramento	CA	95834-3641	Sacramento
00246 - DFW-SOUTHLAKE, TX	3020 East Southlake Blvd. Suite 610	Southlake	TX	76092-6618	Tarrant
00247 - TUCSON-FOOTHILL MALL, AZ	2270 West Ina Road, Suite 100	Tucson	AZ	85741-2649	Pima
00248 - HSTN-KATY, TX	20260 Katy Freeway, Suite C1	Houston	TX	77449-7500	Harris
00249 - LA-CAMARILLO, CA	135 West Ventura Boulevard	Camarillo	CA	93010-8353	Ventura
00250 - DFW-LAS COLINAS, TX	7645 North MacArthur Boulevard	Irving	TX	75063-7513	Dallas
00251 - DFW-DALLAS/INWOOD VILLAGE, TX	5360 West Lovers Lane, Suite 208	Dallas	TX	75209-4380	Dallas
00252 - FAIRFIELD, CA	1580 Gateway Boulevard, Suite B	Fairfield	CA	94533-6901	Solano
00253 - HSTN-WILLOWBROOK, TX	7652 FM 1960 West	Houston	TX	77070-5702	Harris
00255 - LA-LAGUNA NIGUEL, CA	32341 Street of the Golden Lantern,Ste D	Laguna Niguel	CA	92677-5343	Orange
00256 - DFW-FT WORTH/CHAPEL HILL, TX	4701 West Freeway, Suite 300	Fort Worth	TX	76107-5498	Tarrant
00257 - DEN-BROOMFIELD, CO	12169 Sheridan Boulevard	Broomfield	CO	80020-2459	Boulder
00258 - DFW-ARLINGTON, TX	1118 West Arbrook, Suite 200	Arlington	TX	76015-4205	Tarrant
00259 - LA-RIVERSIDE, CA	3780 Tyler Street	Riverside	CA	92503-4161	Riverside
00260 - DEN-HIGHLANDS RANCH, CO	9579 South University Boulevard	Highland Ranch	CO	80216	Douglas
00262 - DEN-AURORA/ARAPAHOE, CO	6380 South Parker Road	Aurora	CO	80016-1056	Arapahoe
00263 - HSTN-BAYBROOK, TX	1027 West Bay Area Boulevard	Webster	TX	77598-4047	Harris
00264 - CHICO, CA	2015 Forest Avenue, Suite 20	Chico	CA	95928-7620	Butte
00265 - BAKERSFIELD, CA	9010 Rosedale Highway	Bakersfield	CA	93312-2160	Kern
00266 - PHX-DESERT RIDGE, AZ	21001 North Tatum Boulevard, Suite 60	Phoenix	AZ	85050-4203	Maricopa
00267 - LA-BURBANK, CA	1595 North Victory Place	Burbank	CA	91502-1647	Los Angeles
00268 - BAY-WALNUT CREEK, CA	1180 Locust Street, Suite E-1	Walnut Creek	CA	94596-4548	Contra Costa
00269 - LA-MANHATTAN BEACH, CA	5340 West Rosencrans Avenue, Suite D	Hawthorne	CA	90250-6646	Los Angeles
00270 - SEA-WOODINVILLE, WA	13990 NE Mill Place	Woodinville	WA	98072-3531	King
00271 - AUS-ROUND ROCK, TX	120 Sundance Parkway, Suite 350	Roundrock	TX	78681-7982	Williamson

00272 - VEGAS-SILVERADO, NV	9887 South Eastern Avenue, Suite F-3	Las Vegas	NV	89123-6949	Clark
00273 - LA-PASADENA/HASTINGS RANCH, CA	3275 East Foothill Boulevard	Pasadena	CA	91107-3110	Los Angeles
00274 - LA-ENCINO, CA	17230 Ventura Boulevard	Encino	CA	91316-4008	Los Angeles
00275 - LA-LA CANADA, CA	475 Foothills Boulevard	La Canada	CA	91011-3555	Los Angeles
00276 - PHX-CHANDLER, AZ	2600 W. Chandler Blvd. Suite 9	Chandler	AZ	85226	Maricopa
00277 - BOISE, ID	8101 West Emerald Street	Boise	ID	83704	Ada
00278 - HSTN-ROYAL OAKS, TX	11807 Westheimer Road, Suite 740	Houston	TX	77077-6713	Harris
00279 - FT COLLINS, CO	4021 South College Avenue	Fort Collins	CO	80525	Larimer
00280 - AUS-SUNSET VALLEY, TX	5400 Brodie Lane, Suite 920	Austin	TX	78745-2527	Travis
00281 - LA-CHINO HILLS, CA	4005 Grand Avenue, Suite A	Chino Hills	CA	91710-5424	San Bernardino
00282 - COLORADO SPRINGS, CO	7330 North Academy	Colorado Springs	CO	80920-3189	El Paso
00283 - HSTN-SUGARLAND, TX	16322 SW Freeway	Sugarland	TX	77479-2371	Fort Bend
00284 - SEA-SOUTHCENTER, WA	17570 Southcenter Parkway	Tukwila	WA	98188-3703	King
00285 - LA-HOLLYWEST, CA	5453 Hollywest Boulevard	Los Angeles	CA	90027-3405	Los Angeles
00286 - DFW-DALLAS/GALLERIA, TX	14060 Dallas Parkway, Suite A	Dallas	TX	75240-4349	Dallas
00287 - BAY-EMERYVILLE, CA	5618 Bay Street	Emeryville	CA	94608-2408	Alameda
00289 - S.DG-SOLANO BEACH, CA	166 South Solana Hills Drive	Solana Beach	CA	92075-2003	San Diego
00290 - ATL-EAST COBB, GA	1197 Johnson Ferry Road	Marietta	GA	30062	Cobb
00292 - AUS-ARBORETUM, TX	9503 Research Boulevard, Suite 550	Austin	TX	78759-5882	Travis
00293 - DFW-CARROLLTON, TX	3909 Frankford Road	Dallas	TX	75287-6318	Denton
00294 - SEA-BELLEVUE, WA	10515 Main Street	Bellevue	WA	98004-5904	King
00296 - ATL-SANDY SPRINGS, GA	6255 Roswell Road, Suite 52	Altanta	GA	30328-3294	Fulton
00297 - DFW-FLOWER MOUND, TX	6101 Long Prairie, Suite 140	Flower Mound	TX	75028-6204	Denton
00298 - HSTN-WOODLANDS, TX	9595 Six Pines Drives, Suite 8	The Woodlands	TX	77380-4193	Montgomery
00299 - LA-CORONA, CA	3431 Grand Oaks	Corona	CA	92881-4189	Riverside
00300 - SAC-ROSEVILLE/FAIRWAY, CA	10333 Fairway Drive, Suite 160	Roseville	CA	95678	Placer
00305 - LA-NORTHRIDGE, CA	10151-B Reseda Boulevard	Northridge	CA	91324-1454	Los Angeles
00307 - BAY-BRENTWOOD, CA	5561 Lone Tree Way, Suite 100	Brentwood	CA	94513	Contra Costa
00309 - LA-CULVER CITY, CA	5359 South Sepulveda Boulevard	CULVER CITY	CA	90230-7203	LOS ANGELES
00308 - LA-LAKE FOREST, CA	23622 El Toro	Lake Forest	CA	92630	Orange
00310 - LA-SIMI VALLEY, CA	2944 Tapo Canyon Road, Suite E	Simi Valley	CA	93063	Ventura
00311 - REDLANDS, CA	9950 ALABAMA STREET	REDLANDS	CA	92374	San Bernardino

B. DISTRIBUTION CENTER LOCATIONS

00610 - RDC Corporate Office	1270 SOUTH GOODRICH BLVD	CITY OF COMMERCE	CA	90022	LOS ANGELES

C. NON-OPERATING LOCATION LEASES WITH REMAINING TERM

00261 - SALINAS, CA-CLOSED 10-18-09	1498 North Main Street	Salinas	CA	93906-5154	Monterey
00291 - ATL-ALPHARETTA, GA-CLOSED 07-31-09	3005 Old Alabama Road, Suite 50	Alpharetta	GA	30022-1902	Fulton
00295 - Den-Aurora/City Place, CO-Closed 10-31-09	14182 East Cedar Avenue, Suite A	Aurora	CO	80012-1413	Arapahoe

2. ARTISTREE, INC.
A. MANUFACTURING/ARTISTREE LOCATIONS

06500 - CAROLINA ART & FRAME (EAST)	1060 INDUSTRIAL PARK DRIVE	KERNERSVILLE	NC	27284	FORSYTH
06502 - CAROLINA ART & FRAME (WEST)	1042 & 1048 INDUSTRIAL PARK DRIVE	KERNERSVILLE	NC	27284	FORSYTH
06610 - ARTISTREE, CITY OF INDUSTRY, CA	2720 PELLISSIER PLACE	CITY OF INDUSTRY	CA	90601	LOS ANGELES
06612 - KERNERSVILLE, NC	1350 BRIDGEPORT DRIVE, SUITE 21	KERNERSVILLE	NC	27284	FORSYTH
81551 - ARTISTREE, COPPELL, TX	850 NORTHLAKE DRIVE, STE 500	COPPELL	TX	75019	DALLAS

3. MICHAELS STORES PROCUREMENT COMPANY, INC.
A. DISTRIBUTION CENTER LOCATIONS

01821 - Haslet, TX - Alliance Distribution Center	860 WESTPORT PARKWAY	FT. WORTH	TX	76177	TARRANT
01822 - CENTRALIA, WA - DISTRIBUTION CENTER	208 HOSS ROAD	CENTRALIA	WA	98531	LEWIS
01824 - LANCASTER, CA - DISTRIBUTION CENTER	3501 W. AVENUE H	LANCASTER	CA	93536	LOS ANGELES
01827 - JACKSONVILLE, FL - DISTRIBUTION CENTER	9200 WEST BEAVER STREET	JACKSONVILLE	FL	32220	DUVAL
01828 - HAZLETON, PA - DISTRIBUTION CENTER	60 GREEN MOUNTAIN ROAD	HAZLETON	PA	18201	LUZERNE/SCHUYKI
01829 - NEW LENOX, IL - DISTRIBUTION CENTER	2400 WEST HAVEN AVENUE	NEW LENOX	IL	60451	WILL
01808 - HAZLETON, PA - SEASONAL WAREHOUSE	63 GREEN MOUNTAIN ROAD	HAZLETON	PA	18202-9254	SCHUYLKILL
01807- JACKSONVILLE, FL SEASONAL WAREHOUSE	4300 BULLS BAY HIGHWAY	JACKSONVILLE	FL	32219	DUVAL

B. CORPORATE OFFICE / WAREHOUSE LOCATIONS

95913 - GRAND PRAIRIE A/P, TX	2302 113TH STREET	GRAND PRAIRIE	TX	75050	TARRANT

4. MICHAELS STORES, INC.
A. RETAIL LOCATIONS

00102 - ROCKFORD, IL	6301 E. STATE STREET	ROCKFORD	IL	61108	WINNEBAGO
00103 - CHI-DOWNERS GROVE, IL	1206 75TH STREET	DOWNERS GROVE	IL	60516	DUPAGE
00104 - CHI-ORLAND PARK, IL	15102 S. LaGRANGE ROAD	ORLAND PARK	IL	60462	COOK
00106 - CHI-PALATINE, IL	749 E. DUNDEE ROAD	PALATINE	IL	60074-2819	COOK
00107 - CHI-MT PROSPECT, IL	1050 MT. PROSPECT PLAZA	MT. PROSPECT	IL	60056	COOK
00108 - CHI-VERNON HILLS, IL	701 N. MILWAUKEE AVE., SUITE 164	VERNON HILLS	IL	60061	LAKE
03007 - LA-WHOLESALE, CA	738 WALL STREET	LOS ANGELES	CA	90014	LOS ANGELES
01002 - ATL-SMYRNA, GA	2540 SE HARGROVE ROAD, SUITE C	SMYRNA	GA	30080	COBB
01004 - ATL-DUNWOODY, GA	1155 MT. VERNON HWY., SUITE 150	DUNWOODY	GA	30338	FULTON
01005 - ATL-KENNESAW, GA	425 ERNEST W. BARRETT PKWY, N.W., STE 1020	KENNESAW	GA	30144	COBB
01010 - LUBBOCK, TX	6705 SLIDE ROAD	LUBBOCK	TX	79424	LUBBOCK
01103 - HSTN-COPPERFIELD, TX	6823 N. HIGHWAY 6	HOUSTON	TX	77084	HARRIS
01104 - OKC-N. MAY, OK	5012 N. MAY AVENUE	OKLAHOMA CITY	OK	73112	OKLAHOMA
01106 - OKC-MIDWEST CITY, OK	7515 S. E. 15TH STREET	MIDWEST CITY	OK	73110	OKLAHOMA
01118 - HSTN-WEBSTER,TX	1019 WEST BAY AREA BLVD.	WEBSTER	TX	77598	HARRIS
01122 - HSTN-WESTHEIMER, TX	12556 WESTHEIMER ROAD	HOUSTON	TX	77077	HARRIS
01124 - HSTN-SUGARLAND, TX	15375 SOUTHWEST FREEWAY	SUGARLAND	TX	77478	FORT BEND
01206 - S.ANT-WINDSOR, TX	8610 FOURWINDS DRIVE	WINDCREST	TX	78239	BEXAR
01212 - S.ANT-INGRAM, TX	6065 N. W. LOOP 410	SAN ANTONIO	TX	78238	BEXAR
01304 - AUS-GREAT HILLS, TX	10225 RESEARCH BLVD.,SUITE 2000	AUSTIN	TX	78759	TRAVIS
01328 - AUS-WESTLAKE, TX	3201 BEE CAVES ROAD, SUITE 112	AUSTIN	TX	78746	TRAVIS
01402 - DET-MT CLEMENS, MI	13821 HALL ROAD	SHELBY TOWNSHIP	MI	48315	MACOMB
01404 - DET-SOUTHGATE, MI	14501 EUREKA ROAD	SOUTHGATE	MI	48195	WAYNE
01405 - DET-ROSEVILLE, MI	32078 GRATIOT AVE.	ROSEVILLE	MI	48066	MACOMB
01408 - TYLER, TX	4402 SOUTH BROADWAY AVE.	TYLER	TX	75703	SMITH
01532 - CLEV-AVON, OH	35840 DETROIT ROAD	AVON	OH	44011-1655	LORAIN
01533 - TEXARKANA, TX	3401 MALL DRIVE	TEXARKANA	TX	75503-2475	BOWIE
01534 - GREAT FALLS, MT	1601 MARKET PLACE DRIVE, SUITE 25	GREAT FALLS	MT	59404-3482	CASCADE
01536 - PHX-SUPRISE, AZ	13716 WEST BELL ROAD	SURPRISE	AZ	85374-3804	MARICOPA
01537 - BATTLE CREEK, MI	12765 HARPER VILLAGE DR., SUITE 110	BATTLE CREEK	MI	49014	CALHOUN
01538 - BAY-EMERYVILLE, CA	3991 HOLLIS ST.	EMERYVILLE	CA	94608-3558	ALAMEDA
01541 - RICHMOND-VIRGINIA CTR PKWY, VA	9910 BROOK ROAD	GLEN ALLEN	VA	23059-6501	HENRICO
01542 - TRACY, CA	2940 WEST GRANT LINE ROAD	TRACY	CA	95304-7901	SAN JOAQUIN
01543 - CONCORD, NH	86 D’AMANTE DRIVE	CONCORD	NH	03301-5759	MERRIMACK
01544 - READING-SPRING TOWNSHIP, PA	2763 PAPERMILL ROAD	WYOMISSING	PA	19610	BERKS
01545 - VEGAS-CRAIG, NV	1435 WEST CRAIG ROAD, SUITE A	N. LAS VEGAS	NV	89032-0211	CLARK
01546 - GOLDSBORO, NC	401 N. BERKELEY BLVD.	GOLDSBORO	NC	27534	WAYNE
01548 - SHEBOYGAN-KOHLER, WI	4079 HWY 28	KOHLER	WI	53044	SHEBOYGAN
01549 - WILMINGTON-CONCORD, DE	3080 BRANDYWINE PARKWAY	WILMINGTON	DE	19803-5026	NEW CASTLE
01550 - PRATTVILLE, AL	1959 COBBS FORD ROAD	PRATTVILLE	AL	36066-7212	AUTAUGA
01551 - TALLAHASSEE, FL	1524 GOVERNORS SQUARE BLVD.	TALLAHASSEE	FL	32301-3020	LEON
01552 - VEGAS-SILVERADO, NV	9881 S. EASTERN AVE.	LAS VEGAS	NV	89123	CLARK
01553 - W PALM BEACH-ROYAL PALM BEACH, FL	521 N. STATE RD. 7	ROYAL PALM BEACH	FL	33411-3524	PALM BEACH
01554 - FREEHOLD, NJ	4345 ROUTE 9	FREEHOLD	NJ	07728-4215	MONMOUTH
01555 - PLATTSBURGH, NY	71 CONSUMER SQUARE	PLATTSBURGH	NY	12901-6532	CLINTON
01559 - ROCKY MOUNT, NC	1251 COBB CORNERS DR.	ROCKY MOUNT	NC	27804	NASH
01560 - COLUMBUS-POWELL, OH	9051 COLUMBUS PIKE	LEWIS CENTER	OH	43035-9412	DELAWARE
01561 - MORGANTOWN, WV	801 VENTURE DRIVE	MORGANTOWN	WV	26508-7307	MONONGALIA

01563 - KC-LEE’S SUMMIT, MO	1615 N W CHIPMAN ROAD	LEE’S SUMMIT	MO	64081-3934	JACKSON
01565 - WASHINGTON, MO	2094 WASHINGTON CROSSING	WASHINGTON	MO	63090-5284	FRANKLIN
01567 - TOLEDO-ROSSFORD, OH	9820 OLD E. US 20	ROSSFORD	OH	43460-1721	WOOD
01569 - N ORL-MANDEVILLE, LA	3377 U S HWY 190	MANDEVILLE	LA	70471	ST.TAMMANY
01572 - DFW-PLANO/PARK, TX	6400 WEST PLANO PARKWAY, SUITE 130	PLANO	TX	75093	COLLIN
01573 - WARNER ROBINS, GA	2620 WATSON BLVD., SUITE C	WARNER ROBINS	GA	31093	HOUSTON
01575 - MIDLAND, MI	909 JOE MANN BLVD.	MIDLAND	MI	48642-8903	BAY
01577 - LAKELAND, FL	4017 NORTH 98	LAKELAND	FL	33809-3854	POLK
01578 - ORL-SANDFORD, FL	107 TOWNE CENTER BLVD.	SANFORD	FL	32771-7404	SEMINOLE
01579 - BALT-WHITEMARSH, MD	5212 CAMPBELL BLVD.	BALTIMORE	MD	21236-4983	BALTIMORE
01580 - LEXINGTON PARK, MD	45045 WORTH AVENUE	CALIFORNIA	MD	20619-2400	ST. MARY’S
01581 - PITT-WATERFRONT, PA	660 E. WATERFRONT DRIVE	MUNHALL	PA	15120-5000	ALLEGHENY
01582 - RICHMOND-CHESTERFIELD, VA	4700 COMMONWEALTH CENTRE PKWY	MIDLOTHIAN	VA	23112-2640	CHESTERFIELD
01583 - GRAND FORKS, ND	3861 32ND AVE S	GRAND FORKS	ND	58201-5907	GRAND FORKS
01585 - ANDERSON, SC	3521 CLEMSON BLVD.	ANDERSON	SC	29621-1312	ANDERSON
01586 - PHI-OXFORD VALLEY, PA	2424 EAST LINCOLN HWY	LANGHORNE	PA	19047	BUCKS
01587 - ATL-JOHN’S CREEK, GA	3630 PEACHTREE PARKWAY, SUITE 400	SUWANEE	GA	30024-1029	FORSYTH
01589 - GOSHEN, IN	3826 MIDWAY ROAD	GOSHEN	IN	46526-5852	ELKHART
01590 - LANSING-DELTA TOWNSHIP, MI	416 NORTH MARKETPLACE BLVD.	LANSING	MI	48917-7714	EATON
01591 - BAKERSFIELD-ROSEDALE, CA	9350 ROSEDALE HIGHWAY	BAKERSFIELD	CA	93312-2143	KERN
01593 - SPOKANE-COEUR D’ALENE, ID	225 W. CANFIELD AVENUE, SUITE B	COEUR D’ALENE	ID	83815-7736	KOOTENAI
01595 - FENTON, MI	15110 SILVER PARKWAY	FENTON	MI	48430-3449	GENESEE
01596 - WATERTOWN, NY	1283 ARSENAL STREET	WATERTOWN	NY	13601	JEFFERSON
01597 - BOS-EVERETT, MA	17 MYSTIC VIEW ROAD	EVERETT	MA	02149-2428	MIDDLESEX
01599 - MSP-BLAINE, MN	4255 PHEASANT RIDGE DRIVE, N E	BLAINE	MN	55449-4529	ANOKA
01600 - DET-WOODHAVEN, MI	23460 ALLEN ROAD	WOODHAVEN	MI	48183-3376	WAYNE
01601 - ST. GEORGE, UT	313 SOUTH RIVER ROAD	ST. GEORGE	UT	84790	WASHINGTON
01602 - INDY-AVON, IN	10352 E. US HWY 36	AVON	IN	46123-7050	HENDRICKS
01604 - DEKALB, IL	2341 SYCAMORE ROAD	DEKALB	IL	60115	DEKALB
01606 - MILW-NEW BERLIN, WI	15500 W. BELOIT ROAD	NEW BERLIN	WI	53151-7450	WAUKESHA
01609 - CHI-BOLINGBROOK, IL	119 SOUTH WEBER ROAD	BOLINGBROOK	IL	60490-1565	WILL
01610 - DEN-THORNTON, CO	931 E. 120TH AVENUE	THORNTON	CO	80233	ADAMS
01611 - OCALA, FL	2800 S.W. 24TH AVENUE, SUITE 300	OCALA	FL	34474	MARION
01614 - SAC-CITRUS HEIGHTS, CA	6120 BIRDCAGE CENTER LANE	CITRUS HEIGHTS	CA	95610-8004	SACRAMENTO
01615 - BINGHAMTON-VESTAL, NY	2317 VESTAL PARKWAY EAST, SUITE 10	VESTAL	NY	13850-1948	BROOME
01671 - VA BCH-LASKIN, VA	737 FIRST COLONIAL ROAD, SUITE 107	VIRGINIA BEACH	VA	23451-6123	VIRGINIA BEACH
01672 - EL PASO, TX	1313 GEORGE DIETER, SUITE C	EL PASO	TX	79936-7410	EL PASO
01673 - MODESTO, CA	3900 SISK ROAD, SUITE A	MODESTO	CA	95356-3125	STANISLAUS
01674 - OKC-MEMORIAL, OK	2200 W. MEMORIAL ROAD	OKLAHOMA CITY	OK	73134-8010	OKLAHOMA
01675 - VALLEJO,CA	105 PLAZA DRIVE	VALLEJO	CA	94591-3703	SOLANO
01677 - NWK-PARAMUS, NJ	240 RT 17 NORTH	PARAMUS	NJ	07652-2925	BERGEN
01679 - HUNTSVILLE, AL	6275 UNIVERSITY DRIVE, SUITE 1	HUNTSVILLE	AL	35806-1711	MADISON
01680 - SAC-ROSEVILLE, CA	1192 GALLERIA BOULEVARD	ROSEVILLE	CA	95678-1950	PLACER
01681 - CORPUS CHRISTI, TX	4717-E SOUTH PADRE ISLAND DRIVE	CORPUS CHRISTI	TX	78411-4415	NUECES
01683 - HSTN-VOSS, TX	7560 WESTHEIMER ROAD, UNIT A	HOUSTON	TX	77063-4615	HARRIS
01684 - LYNCHBURG, VA	4026-G WARDS ROAD	LYNCHBURG	VA	24502	CAMPBELL
01686 - MACON, GA	4668 PRESIDENTIAL PARKWAY	MACON	GA	31206-8708	BIBB
01687 - CIN-WESTERN HILLS, OH	5100 GLENCROSSING WAY, SUITE A	CINCINNATI	OH	45238-3361	HAMILTON
01688 - RICHMOND-BROAD, VA	9856 W. BROAD STREET	GLEN ALLEN	VA	23060-4171	HENRICO
01689 - NASHUA, NH	268 DANIEL WEBSTER HWY.	NASHUA	NH	03060-5725	HILLSBOROUGH
01693 - KC-OVERLAND PARK, KS	9290 METCALF AVENUE	OVERLAND PARK	KS	66212-1459	JOHNSON
01733 - LAREDO, TX	5510 SAN BERNADO AVE.	LAREDO	TX	78041	WEBB
02005 - MPHS - BARTLETT/WOLFCHASE, TN	8035 GIACOSA PLACE	MEMPHIS	TN	38133	SHELBY
02007 - SARASOTA, FL	6549 S. TAMIAMI TRAIL	SARASOTA	FL	34231-5548	SARASOTA
02008 - LA-GLENDALE, CA	219 NORTH GLENDALE AVENUE	GLENDALE	CA	91206-4455	LOS ANGELES
02009 - PHX-SCOTTSDALE/PROMENADE, AZ	16239 NORTH SCOTTSDALE ROAD	SCOTTSDALE	AZ	85254-1522	MARICOPA
02010 - LAKE CHARLES, LA	3425 DEREK DRIVE	LAKE CHARLES	LA	70607-7533	CALCASIEU PARIS
02011 - SYRACUSE-DEWITT, NY	3133 ERIE BLVD., EAST	SYRACUSE	NY	13214-1201	ONANDAGA
02012 - BURLINGTON, VT	861 WILLISTON ROAD, SUITE 1	SOUTH BURLINGTON	VT	05403-6280	CHITTENDEN
02014 - BUFF-BUFFALO/TRANSIT, NY	5055 TRANSIT ROAD	BUFFALO	NY	14221-4132	ERIE
02016 - ATL-MALL OF GEORGIA, GA	1705 MALL OF GEORGIA BLVD., SUITE 600	BUFORD	GA	30519	GWINNETT
02017 - ATL-CONYERS, GA	1578 DOGWOOD DRIVE SE	CONYERS	GA	30013-5014	ROCKDALE
02018 - SEA-PUYALLUP, WA	4621 SOUTH MERIDIAN STREET, SUITE A905	PUYALLUP	WA	98373-3429	PIERCE
02019 - SANTA ROSA, CA	2775 SANTA ROSA AVENUE	SANTA ROSA	CA	95407-6232	SONOMA
02020 - DFW-ROCKWALL, TX	2717 MARKET CENTER DRIVE	ROCKWALL	TX	75032-6564	ROCKWALL
02021 - HARRISBURG-EAST, PA	5125 JONESTOWN ROAD, SUITE 445	HARRISBURG	PA	17112-2924	DAUPHIN
02022 - NAPLES, FL	2253 PINE RIDGE ROAD, SUITE B	NAPLES	FL	34109-2032	COLLIER
02023 - HSTN-WOODLANDS, TX	19075 I-45 SOUTH, SUITE 104	CONROE	TX	77385	MONTGOMERY
02024 - HAGERSTOWN, MD	17225 COLE ROAD, SUITE 2	HAGERSTOWN	MD	21740	WASHINGTON
02025 - PEORIA, IL	5212 N. BIG HOLLOW ROAD	PEORIA	IL	61615-3404	PEORIA
02026 - STAMFORD, CT	2233 SUMMER STREET	STAMFORD	CT	06905-4609	FAIRFIELD
02027 - ST.L-O’FALLON, MO	2220 HWY K	O’FALLON	MO	63366-7929	ST CHARLES
02028 - CHLT-PARK ROAD, NC	4337 PARK ROAD	CHARLOTTE	NC	28209-2233	MECKLENBURG
02029 - ALBANY-CLIFTON PARK, NY	48 CROSSING BOULEVARD	CLIFTON PARK	NY	12065-4180	SARATOGA
02030 - ERIE, PA	2088C INTERCHANGE ROAD	ERIE	PA	16565-1100	ERIE
02031 - WATCHUNG, NJ	1701 US HIGHWAY 22, STE 65	WATCHUNG	NJ	7069	SOMERSET
02032 - RICHMOND-COLONIAL HEIGHTS, VA	90 SOUTHGATE SQUARE	COLONIAL HEIGHTS	VA	23834-3611	COLONIAL HGTS C
02033 - ROCH-GREECE, NY	500 GREECE RIDGE CENTER DRIVE	ROCHESTER	NY	14626-2823	MONROE
02034 - PHI-SPRINGFIELD, PA	601 WEST BALTIMORE PIKE	SPRINGFIELD	PA	19064-3812	DELAWARE
02035 - ELMIRA-BIG FLATS, NY	845 COUNTY ROUTE 64	ELMIRA	NY	14903-7900	CHEMUNG
02036 - ST.L-CHESTERFIELD, MO	142 THF BOULEVARD	CHESTERFIELD	MO	63005-1123	ST. LOUIS
02037 - CHI-GLENVIEW, IL	2231 WILLOW ROAD	GLENVIEW	IL	60025-7636	COOK
02038 - SEA-ISSAQUAH, WA	1802 12TH AVENUE NORTHWEST, SUITE A	ISSAQUAH	WA	98027-8934	KING
02039 - JACKSONVILLE, NC	1250-J WESTERN BLVD., STE J	JACKSONVILLE	NC	28546-6653	ONSLOW
02040 - ROCH-VICTOR, NY	40 SQUARE DRIVE	VICTOR	NY	14564-1051	ONTARIO
02041 - ALEXANDRIA, LA	2643 SOUTH MACARTHUR DRIVE	ALEXANDRIA	LA	71301-2920	RAPIDES PARISH
02042 - KINGSTON, NY	703 FRANK SOTTILE BOULEVARD	KINGSTON	NY	12401-1552	ULSTER
02044 - EUREKA, CA	800 WEST HARRIS STREET, SUITE 26	EUREKA	CA	95503-3929	HUMBOLDT
02045 - PORTLAND, ME	490 PAYNE ROAD	SCARBOROUGH	ME	04074-8929	CUMBERLAND
02046 - SAC-FOLSOM, CA	2715 EAST BIDWELLN ST.	FOLSOM	CA	95630-6404	SACRAMENTO
02047 - WACO, TX	521 NORTH VALLEY MILLS DRIVE	WACO	TX	76710-5234	MCLENNAN
02048 - DFW-FT WORTH/HULEN, TX	4921 OVERTON RIDGE BOULEVARD	FORT WORTH	TX	76132-1910	TARRANT
02049 - MIDLAND, TX	3001 WEST LOOP 250 NORTH	MIDLAND	TX	79705-3252	MIDLAND
02051 - HART-ENFIELD, CT	25 HAZARD AVENUE	ENFIELD	CT	6082	HARTFORD
02052 - CHAMPAIGN, IL	2109 NORTH PROSPECT AVENUE	CHAMPAIGN	IL	61822	CHAMPAIGN
02054 - SHREVEPORT-BOSSIER CITY, LA	3047 EAST TEXAS HIGHWAY	BOSSIER CITY	LA	71111	BOSSIER PARISH
02056 - MYRTLE BEACH, SC	554 SEABOARD STREET	MYRTLE BEACH	SC	29577-9732	HORRY
02057 - SANTA FE, NM	3549 ZAFARANO DRIVE	SANTA FE	NM	87505	SANTA FE
02058 - LA-ANAHEIM HILLS, CA	23021 SAVI RANCH PARKWAY	YORBA LINDA	CA	92887-4669	ORANGE
02059 - DEN-SUPERIOR, CO	410 MARSHALL ROAD	SUPERIOR	CO	80027	BOULDER
02060 - GRAND RAPIDS-GRANVILLE, MI	4830 WILSON AVENUE SW, SUITE 400	GRANDVILLE	MI	49418-3134	KENT
02061 - PHX-GOODYEAR, AZ	1475 NORTH LITCHFIELD ROAD	GOODYEAR	AZ	85338-1262	MARICOPA
02062 - HUNTINGTON, NY	350 WALT WHITMAN ROAD	HUNTINGTON STATION	NY	11746-8704	SUFFOLK
02063 - DFW-SOUTHLAKE, TX	2901 EAST HIGHWAY 114, SUITE 100	SOUTHLAKE	TX	76092-6694	TARRANT
02066 - BOS-LEOMINSTER, MA	18 WATER TOWER PLAZA	LEOMINSTER	MA	01453-2247	WORCESTER
02068 - ATL-CUMMING, GA	1200 MARKET PLACE BOULEVARD	CUMMING	GA	30041-7923	FORSYTH
02069 - DC-SPRINGFIELD, VA	6717 SPRING MALL DRIVE	SPRINGFIELD	VA	22150-1907	FAIRFAX
02070 - BIRM-TRUSSVILLE, AL	1632 GADSDEN HIGHWAY	BIRMINGHAM	AL	35235-3104	JEFFERSON
02071 - DET-COMMERCE TOWNSHIP, MI	475 HAGGERTY ROAD	COMMERCE TOWNSHIP	MI	48390-3939	OAKLAND
02072 - COLO SPRINGS-LAKE AVENUE, CO	2140 SOUTHGATE ROAD	COLORADO SPRINGS	CO	80906-2659	EL PASO
02075 - ST L-FENTON, MO	129 GRAVOIS BLUFFS PLAZA DRIVE	FENTON	MO	63026	JEFFERSON
02076 - BAY-UNION CITY, CA	31080 DYER STREET	UNION CITY	CA	94587	ALAMEDA
02077 - IDAHO FALLS, ID	2345 EAST 17TH STREET, SUITE B	IDAHO FALLS	ID	83404-6511	BONNEVILLE
02079 - CHRISTIANSBURG, VA	140 CONSTON AVENUE	CHRISTIANSBURG	VA	24073-1151	MONTGOMERY
02082 - ROCHESTER, MN	60 25TH STREET, SE	ROCHESTER	MN	55904-5557	OLMSTED
02083 - HEATH, OH	685 HEBRON ROAD	HEATH	OH	43056-1351	LICKING
02084 - HART-AVON, CT	315 WEST MAIN	AVON	CT	06001-3686	HARTFORD
02101 - ALBQ-MONTGOMERY PLAZA, NM	4410 WYOMING N.E.	ALBUQUERQUE	NM	87111	BERNALILLO
02103 - NASH-GALLATIN, TN	2215 GALLATIN PIKE ROAD	MADISON	TN	37115	DAVIDSON
02104 - DEN-LAKEWOOD, CO	441 SOUTH WADSWORTH BOULEVARD	LAKEWOOD	CO	80226	JEFFERSON
02105 - PROV-N. ATTLEBOROUGH, MA	1385 SOUTH WASHINGTON STREET	NORTH ATTLEBOROUGH	MA	02760-4404	BRISTOL
02106 - QUAD-DAVENPORT, IA	4010 EAST 53RD STREET	DAVENPORT	IA	52807-3033	SCOTT

02107 - ORL-EAST COLONIAL, FL	4628 EAST COLONIAL DRIVE	ORLANDO	FL	32803-4304	ORANGE
02108 - ANN ARBOR, MI	3655 WASHTENAW AVE	ANN HARBOR	MI	48104-5250	WASHTENAW
02109 - BAY-PLEASANT HILL, CA	60 GREGORY LANE	PLEASANT HILL	CA	94523-3321	CONTRA COSTA
02110 - ORL-OCOEE, FL	9649 WEST COLONIAL DRIVE	OCOEE	FL	34761-6901	ORANGE
02111 - LA-BREA, CA	2315 EAST IMPERIAL HIGHWAY, SUITE D	BREA	CA	92821-6112	ORANGE
02112 - LINCOLN, NE	3010 PINE LAKE ROAD, SUITE A	LINCOLN	NE	68516-6026	LANCASTER
02113 - COL-HARBISON, SC	244 HARBISON BOULEVARD	COLUMBIA	SC	29212-2232	LEXINGTON
02114 - KC-MADISON, MO	8550 NORTH MADISON AVENUE	KANSAS CITY	MO	64155-2769	CLAY
02115 - LA-LA HABRA, CA	1500 WEST IMPERIAL HIGHWAY	LA HABRA	CA	90631-6967	ORANGE
02116 - NWK-NORTH BRUNSWICK, NJ	869 ROUTE 1 SOUTH	NORTH BRUNSWICK	NJ	08902-3345	MIDDLESEX
02118 - SEA-LYNWOOD, WA	3115 ALDERWOOD MALL BOULEVARD	LYNNWOOD	WA	98036-4719	SNOHOMISH
02119 - INDY-CASTLETON, IN	5151 EAST 82ND STREET, SUITE 300	INDIANAPOLIS	IN	46250-1625	MARION
02121 - FRESNO-CLOVIS, CA	255 WEST SHAW AVE.	CLOVIS	CA	93612-3602	FRESNO
02122 - RAL-CARY, NC	340 CROSSROADS BLVD.	CARY	NC	27511-6895	WAKE
02203 - VA BCH-CONSTITUTION, VA	304 CONSTITUTION DRIVE	VIRGINIA BEACH	VA	23462	VA BCH CITY
02204 - KNOXVILLE,TN	9622 KINGSTON PIKE	KNOXVILLE	TN	37922	KNOX
02701 - LA-BURBANK, CA	1551 N. VICTORY PLACE	BURBANK	CA	91502-1647	LOS ANGELES
02702 - INDIANA, PA	475 BEN FRANKLIN RD. SOUTH, SUITE 24	INDIANA	PA	15701-2347	INDIANA
02703 - PROV-SMITHFIELD, RI	240 SMITHFIELD CROSSING	SMITHFIELD	RI	02917-2402	PROVIDENCE
02704 - DET-SHELBY TOWNSHIP, MI	8500 26 MILE ROAD, UNIT #3	SHELBY TOWNSHIP	MI	48316-5129	MACOMB
02708 - SLC-BOUNTIFUL, UT	420 S. 500 W., SUITE 0113	BOUNTIFUL	UT	84010-7112	DAVIS
02710 - STATE COLLEGE, PA	44 COLONNADE WAY	STATE COLLEGE	PA	16803-2309	CENTRE
02711 - LA-SAN CLEMENTE, CA	937 AVENIDA PICO	SAN CLEMENTE	CA	92673-3908	ORANGE
02712 - DFW-DALLAS/GREENVILLE, TX	5500 GREENVILLE AVENUE, STE 700	DALLAS	TX	75206	DALLAS
02713 - KC-OVERLAND PARK, KS	12140 BLUE VALLEY PARKWAY	OVERLAND PARK	KS	66213	JOHNSON
02715 - TWIN FALLS, ID	1988 BRIDGEVIEW BLVD.	TWIN FALLS	ID	83301	TWIN FALLS
02717 - CHI-MC HENRY, IL	2244 N. RICHMOND RD.	MCHENRY	IL	60050-1423	MCHENRY
02718 - DET-CHESTERFIELD, MI	51375 GRATIOT AVENUE	CHESTERFIELD	MI	48051-2041	MACOMB
02719 - HSTN-BUNKER HILL, TX	9666 OLD KATY ROAD	HOUSTON	TX	77055-6322	HARRIS
02720 - MERIDEN, CT	533 S. BROAD STREET, SUITE E2	MERIDEN	CT	06450-6661	NEW HAVEN
02721 - DFW-MESQUITE, TX	19105 LBJ FREEWAY	MESQUITE	TX	75150	DALLAS
02722 - DFW-BURLESON, TX	1151 N. BURLESON BLVD.	BURLESON	TX	76028-4956	JOHNSON
02723 - CHLT-ROCK HILL, SC	546 JOHN ROSS PARKWAY	ROCK HILL	SC	29730-8910	YORK
02724 - OMAHA-BELLEVUE, NE	10521 SO. 15TH STREET	BELLEVUE	NE	68123-4085	SARPY
02725 - PHILLIPSBURG, NJ	1206 NEW BRUNSWICK AVENUE	PHILLIPSBURG	NJ	8865	WARREN
02726 - TAMPA-BRUCE B. DOWNS, FL	18081 HIGHWOODS PRESERVE PARKWAY	TAMPA	FL	33647-1761	HILLSBOROUGH
02727 - HADLEY, MA	325 RUSSELL STREET, UNIT B	HADLEY	MA	01035-9547	HAMPSHIRE
02728 - MSP-COON RAPIDS/MAIN, MN	3460 124TH AVENUE NW	COON RAPIDS	MN	55433-1002	ANOKA
02729 - MANKATO, MN	1901 MADISON AVENUE, SUITE 500	MANKATO	MN	56001	BLUE EARTH
02730 - WOODBURY, NY	27 CENTRE DRIVE	CENTRAL VALLEY	NY	10917	ORANGE
02731 - BALT-ANNE ARUNDEL, MD	7665 ARUNDEL MILLS BLVD.	HANOVER	MD	21076	ANNE ARUNDEL
02732 - ATL-MC DONOUGH, GA	1940 JONESBORO ROAD	McDONOUGH	GA	30253	HENRY
02733 - DFW-KELLER, TX	2005 SOUTH MAIN STREET	KELLER	TX	76248	TARRANT
02735 - WAUSAU, WI	3707 RIB MOUNTAIN DRIVE	WAUSAU	WI	54401-7492	MARATHON
02736 - RAL-BRIER CREEK PKWY, NC	8131 BRIER CREEK PKWY	RALEIGH	NC	27617-7598	WAKE
02738 - PASO ROBLES, CA	2055 THEATRE DRIVE	PASO ROBLES	CA	93446-9629	SAN LUIS OBISPO
02739 - SEA-LAKEWOOD, WA	5730 LAKEWOOD TOWNE CENTER BLVD. SW	LAKEWOOD	WA	98499	PIERCE
02740 - MOUNT OLIVE, NJ	30 INTERNATIONAL DRIVE, SUITE J	FLANDERS	NJ	7836	MORRIS
02741 - VA BCH-RED MILLS, VA	1169 NIMMO PARKWAY, SUITE 222	VIRGINIA BEACH	VA	23456-0693	N/A
02742 - ELIZABETHTOWN, KY	1990 NORTH DIXIE HWY	ELIZABETHTOWN	KY	42701	HARDIN
02743 - NASH-BELLEVUE, TN	7657 HWY 70 SOUTH, SUITE 114	NASHVILLE	TN	37221-1706	DAVIDSON
02744 - MSP-MAPLEWOOD, MN	2980 WHITE BEAR AVE. N	MAPLEWOOD	MN	55109-1304	RAMSEY
02745 - AKRON-FAIRLAWN, OH	3750 W. MARKET ST., UNIT Y	FAIRLAWN	OH	44333-4803	SUMMIT
02747 - PRESCOTT, AZ	3250 GATEWAY BLVD., SUITE 504	PRESCOTT	AZ	86303	YAVAPAI
02748 - KC-LIBERTY,MO	8531 N. EVANSTON ROAD	KANSAS CITY	MO	64157-1227	CLAY
02749 - GRAND JUNCTION, CO	2464 HWY 6 & 50, SUITE E	GRAND JUNCTION	CO	81505-1108	MESA
02750 - ATL-CANTON, GA	1445 RIVERSTONE PKWY, SUITE 100	CANTON	GA	30114-5624	CHEROKEE
02752 - MSP-MAPLE GROVE, MN	7980 WEDGEWOOD LANE NORTH	MAPLE GROVE	MN	55369	HENNEPIN
02753 - BURLINGTON, WA	1567 S. BURLINGTON BLVD.	BURLINGTON	WA	98233-3219	SKAGIT
02754 - HARRISBURG-CAMP HILL, PA	3415 SIMPSON FERRY RD., SUITE 1	CAMP HILL	PA	17011-6404	CUMBERLAND
02756 - DC-LEESBURG, VA	1019-A EDWARDS FERRY RD. NE	LEESBURG	VA	20176-3347	LOUDOUN
02757 - TOMS RIVER, NJ	1342 HOOPER AVE	TOMS RIVER	NJ	08753-2855	OCEAN
02758 - TUCSON-IRVINGTON, AZ	1161 W. IRVINGTON RD.	TUCSON	AZ	85714-1165	PIMA
02759 - LI-OCEANSIDE,NY	3610 LONG BEACH ROAD	OCEANSIDE	NY	11572-5705	NASSAU
02760 - HSTN-SPRING, TX	20626 I-45 NORTH	SPRING	TX	77373-2925	HARRIS
02761 - DC-FAIRFAX/FAIR LAKES, VA	13061 FAIR LAKES SHOPPING CENTER	FAIRFAX	VA	22033-5179	FAIRFAX
02763 - PHX-PEORIA, AZ	9470 W. NORTHERN AVENUE	GLENDALE	AZ	85345	MARICOPA
02764 - VINELAND, NJ	3849 SOUTH DELSEA DR., STE. A-3	VINELAND	NJ	8360	CUMBERLAND
02767 - MSP-APPLE VALLEY, MN	14890 FLORENCE TRL.	APPLE VALLEY	MN	55124-4628	DAKOTA
02769 - DEN-HIGHLAND RANCH, CO	9291 S. BROADWAY	HIGHLANDS RANCH	CO	80129-5631	DOUGLAS
02770 - UTICA-NEW HARTFORD, NY	4745 COMMERCIAL DRIVE	NEW HARTFORD	NY	13413-6211	ONEIDA
02773 - REHOBOTH-BEACH, DE	4493 HIGHWAY 1 N., UNIT B	REHOBOTH	DE	19971-9744	SUSSEX
02777 - VEGAS-CENTENNIAL, NV	7941 W. TROPICAL PKWY.	LAS VEGAS	NV	89149-4534	CLARK
02778 - MESA/MC KELLIPS, AZ	6640 E. McKELLIPS ROAD	MESA	AZ	85205	MARICOPA
02779 - OMAHA-W. MAPLE, NE	3405 N. 147TH STREET	OMAHA	NE	68116	DOUGLAS
02784 - MIAMI-HOLLYWOOD, FL	3601 OAKWOOD BLVD.	HOLLYWOOD	FL	33020-7111	BROWARD
02785 - JAX-SOUTHSIDE, FL	9041 SOUTHSIDE BLVD. SUITE 140	JACKSONVILLE	FL	32256-5484	DUVAL
02786 - PITT-GREENSBURG, PA	SO. ANNEX US ROUTE 30 EAST, UNIT 786	GREENSBURG	PA	15601	WESTMORELAND
02787 - BALT-COLUMBIA, MD	9041 SNOWDEN RIVER PKWY	COLUMBIA	MD	21046-1657	HOWARD
02850 - MILW-27TH STREET, WI	3565 S. 27TH STREET	MILWAUKEE	WI	53221-1301	MILWAUKEE
02855 - MILW-BROWN DEER, WI	9090 N. GREEN BAY ROAD	BROWN DEER	WI	53209-1205	MILWAUKEE
02857 - MPHS-WINCHESTER, TN	7931 WINCHESTER ROAD	MEMPHIS	TN	38125-2304	SHELBY
02858 - CHLT-MATTHEWS, NC	10510 NORTHWEST PARKWAY	MATTHEWS	NC	28105-6708	MECKLENBURG
02859 - COL-COLUMBIA, SC	10204 TWO NOTCH RD., SUITE B	COLUMBIA	SC	29229-4386	RICHLAND
02860 - ATL-TUCKER, GA	4000 LAVISTA RD.	TUCKER	GA	30084-5205	DE KALB
02861 - DET-TROY, MI	1205 COOLIDGE HWY	TROY	MI	48084-7012	OAKLAND
02863 - TAMPA-ST PETERSBURG, FL	2026 66TH STREET N	ST. PETERSBURG	FL	33710-4710	PINELLAS
02864 - PHX-SCOTTSDALE, AZ	8979 E. INDIAN BEND	SCOTTSDALE	AZ	85250	MARICOPA
02865 - MC ALLEN, TX	520 EAST EXPRESSWAY 83	McALLEN	TX	78503	HIDALGO
02866 - SLC-OGDEN, UT	4125 RIVERDALE ROAD	RIVERDALE	UT	84405	WEBER
02868 - FORT WAYNE, IN	4230 W. JEFFERSON BLVD.	FORT WAYNE	IN	46804-6818	ALLEN
02869 - LA-UPLAND, CA	357 S. MOUNTAIN AVE.	UPLAND	CA	91786-7032	SAN BERNARDINO
02870 - VEGAS-HENDERSON, NV	537 N. STEPHANIE STREET	HENDERSON	NV	89014	CLARK
02872 - COLUMBIA, MO	2001 W. ASH STREET	COLUMBIA	MO	65203	BOONE
02873 - COLUMBUS-DUBLIN, OH	3616 W. DUBLIN GRANVILLE RD.	COLUMBUS	OH	43235-4901	FRANKLIN
02875 - ATL-ALPHARETTA, GA	7491 N. POINT PKWY	ALPHARETTA	GA	30022-4846	FULTON
02876 - CHATTANOOGA, TN	2200 HAMILTON PLACE BLVD.	CHATTANOOGA	TN	37421-6015	HAMILTON
02877 - JACKSON, MS	6388 RIDGEWOOD	JACKSON	MS	39211-1800	HINDS
03001 - LAFAYETTE, LA	5520-H JOHNSTON STREET	LAFAYETTE	LA	70503	LAFAYETTE PARIS
03002 - CEDAR RAPIDS,IA	1470 TWIXT TOWN ROAD	MARION	IA	52302	LINN
03004 - LA-TARZANA, CA	18131 VENTURA BLVD	TARZANA	CA	91356	LOS ANGELES
03008 - LA-TORRANCE, CA	4240 PACIFIC COAST HIGHWAY	TORRANCE	CA	90505	LOS ANGELES
03020 - LA-SANTA MONICA, CA	1427 FOURTH STREET	SANTA MONICA	CA	90401	LOS ANGELES
03023 - LA-FULLERTON, CA	201 ORANGE FAIR MALL	FULLERTON	CA	90632	ORANGE
03024 - LA-LA VERNE, CA	1951 FOOTHILL BLVD.	LA VERNE	CA	91750	LOS ANGELES
03034 - LA-ROWLAND HEIGHTS, CA	17584 COLIMA ROAD	ROWLAND HEIGHTS	CA	91748	LOS ANGELES
03037 - LA-HUNTINGTON BEACH, CA	7600-A EDINGER AVENUE	HUNTINGTON BEACH	CA	92647	ORANGE
03042 - LA-COVINA, CA	1400 NORTH AZUSA AVENUE	COVINA	CA	91722	LOS ANGELES
03046 - LA-TUSTIN, CA	1212 IRVINE BOULEVARD	TUSTIN	CA	92780	ORANGE
03048 - LA-HAWTHORNE, CA	14370 OCEANGATE AVENUE	HAWTHORNE	CA	90250	LOS ANGELES
03049 - LA-SANTA ANA, CA	3309-B SO. BRISTOL STREET	SANTA ANA	CA	92704	ORANGE
03059 - LA-MONROVIA, CA	729 EAST HUNTINGTON DRIVE	MONROVIA	CA	91016	LOS ANGELES
03101 - DES MOINES-WEST, IA	1404 22ND STREET	WEST DES MOINES	IA	50265	POLK
03102 - BATON ROUGE, LA	9616 AIRLINE HIGHWAY	BATON ROUGE	LA	70815	E.BATON ROUGE P
03135 - SAC-RANCHO CORDOVA, CA	10913 OLSEN DRIVE	RANCHO CORDOVA	CA	95670	SACRAMENTO
03207 - S.DG-MISSION VALLEY, CA	1652 CAMINO DEL RIO NORTH	SAN DIEGO	CA	92108	SAN DIEGO
03239 - S.DG-POWAY, CA	12339 POWAY ROAD	POWAY	CA	92064	SAN DIEGO
03256 - S.DG-SANTEE, CA	230 TOWN CENTER PARKWAY	SANTEE	CA	92071-5803	SAN DIEGO
03331 - S.JOS-MILPITAS, CA	136 RANCH DRIVE	MILPITAS	CA	95035	SANTA CLARA
03340 - S.JOS-WESTGATE, CA	1600 SARATOGA AVE., SUITE 433	SAN JOSE	CA	95129	SANTA CLARA
03544 - VICTORVILLE, CA	12353 MARIPOSA RD., C-2	VICTORVILLE	CA	92392	SAN BERNARDINO
03551 - BAKERSFIELD-MING, CA	2720 MING AVENUE	BAKERSFIELD	CA	93304	KERN

03557 - SALINAS, CA	860 NORTHRIDGE CENTER	SALINAS	CA	93906	MONTEREY
03653 - PALM DESERT, CA	44-150 TOWN CENTER WAY, SUITE B-3	PALM DESERT	CA	92260	RIVERSIDE
03701 - MSP-ROSEVILLE, MN	2100 N. SNELLING AVE	ROSEVILLE	MN	55113	RAMSEY
03702 - MSP-RICHFIELD WEST 66th, MN	66 WEST 66TH STREET	RICHFIELD	MN	55423	HENNEPIN
03705 - NWK-FLEMINGTON, NJ	325 U S HWY 202	FLEMINGTON	NJ	08822-1730	HUNTERDON
03707 - HARRISONBURG, VA	277 BURGESS RD.	HARRISONBURG	VA	22801	ROCKINGHAM
03708 - TAMPA-DALE MABRY, FL	3804 S. DALE MABRY HWY., SUITE A	TAMPA	FL	33611-1402	HILLSBOROUGH
03709 - DOVER, DE	1165 N. DUPONT HWY., STE. 2	DOVER	DE	19901-2008	KENT
03710 - CHLT-MOORESVILLE, NC	590 H RIVER HWY	MOORESVILLE	NC	28117-8840	IREDELL
03711 - PROV-MIDDLETOWN, RI	1305 WEST MAIN ROAD	MIDDLETOWN	RI	2842	NEWPORT
03713 - COL SPRINGS-POWERS, CO	3040 NORTH POWERS BLVD.	COLORADO SPRINGS	CO	80922-2803	EL PASO
03714 - CLEV-SOLON, OH	7405 MARKETPLACE DRIVE	AURORA	OH	44202	GEAUGA
03715 - TAMPA-CLEARWATER, FL	2631 GULF TO BAY BLVD.	CLEARWATER	FL	33759-4936	PINELLAS
03716 - TRENTON-HAMILTON, NJ	320 MARKETPLACE BLVD.	HAMILTON TOWNSHIP	NJ	8691	MERCER
03717 - ST AUGUSTINE, FL	310 CBL DRIVE	ST. AUGUSTINE	FL	32086	ST. JOHNS
03718 - ITHACA, NY	614 S. MEADOW STREET, SUITE 300	ITHACA	NY	14850-5319	TOMPKINS
03720 - DUBUQUE, IA	2425 NW ARTERIAL	DUBUQUE	IA	52002	DUBUQUE
03722 - SCRANTON, PA	1150 COMMERCE BLVD.	DICKSON CITY	PA	18519-1688	LACKAWANNA
03723 - DET-BRIGHTON, MI	8151 MOVIE DR.	BRIGHTON	MI	48116	LIVINGSTON
03724 - CHEHALIS, WA	1441 N W LOUISIANA AVE.	CHEHALIS	WA	98532	LEWIS
03725 - UKIAH, CA	1215 AIRPORT PARK BLVD.	UKIAH	CA	95482-7400	MENDOCINO
03726 - ROSEBURG, OR	780 NW GARDEN VALLEY BLVD., SUITE 170	ROSEBURG	OR	97470	DOUGLAS
03727 - DFW-DENTON, TX	1800 SOUTH LOOP 288, SUITE 340	DENTON	TX	76205	DENTON
03730 - VERO BEACH, FL	6140 20TH STREET	VERO BEACH	FL	32966	INDIAN RIVER
03731 - REDDING, CA	1070 HILLTOP DR.	REDDING	CA	96003-3810	SHASTA
03732 - MANAHAWKIN, NJ	601 WASHINGTON AVENUE, STE. K	STAFFORD TOWNSHIP	NJ	08050-2800	OCEAN
03733 - DES MOINES-ANKENY, IA	1725 S E DELAWARE AVE.	ANKENY	IA	50021-3936	POLK
03734 - BOZEMAN, MT	2855 N. 19TH AVE., SUITE B	BOZEMAN	MT	59718-8504	GALLATIN
03736 - LA-WEST HILLS, CA	6625 FALLBROOK AVENUE	WEST HILLS	CA	91307-3520	LOS ANGELES
03738 - MPHS-POPLAR, TN	851 S. WHITE STATION ROAD	MEMPHIS	TN	38117-5702	SHELBY
03739 - MSP-BLOOMINGTON, MN	4240 W. 78TH STREET	BLOOMINGTON	MN	55435-5404	HENNEPIN
03740 - LA-WHITTIER, CA	13410 WHITTIER ROAD	WHITTIER	CA	90605-1932	LOS ANGELES
03741 - CIN-WEST CHESTER, OH	7624 VOICE OF AMERICA CENTRE DR.	WEST CHESTER	OH	45069	BUTLER
03744 - DET-NOVI, MI	43635 W. OAKS DR.	NOVI	MI	48377-3305	OAKLAND
03745 - MADISON-MIDDLETON, WI	1700 DEMING WAY, SUITE 120	MIDDLETON	WI	53562	DANE
03746 - NWK-ROCKAWAY, NJ	327 MOUNT HOPE AVENUE, SUITE #1002	ROCKAWAY	NJ	07866-1645	MORRIS
03747 - SHAKOPEE, MN	8051 OLD CARRIAGE COURT	SHAKOPEE	MN	55379	SCOTT
03749 - NYC-STATEN ISLAND/PLATINUM, NY	2795 RICHMOND AVENUE	STATEN ISLAND	NY	10314-5857	STATEN ISLAND
03751 - DEN-PARKER, CO	11425 SOUTH TWENTY MILE ROAD	PARKER	CO	80134	DOUGLAS
03752 - LI-ROCKY POINT, NY	40 ROUTE 25A, STE 346	ROCKY POINT	NY	11778-8817	SUFFOLK
03753 - ROME, GA	1432 TURNER McCALL BLVD. S.W.	ROME	GA	30161	FLOYD
03754 - WATERFORD, CT	915 HARTFORD TURNPIKE	WATERFORD	CT	6385	NEW LONDON
03755 - RAL-GARNER, NC	270 SHENSTONE BLVD.	GARNER	NC	27529-6905	WAKE
03756 - LI-RIVERHAD, NY	1440 OLD COUNTRY ROAD, SUITE 400	RIVERHEAD	NY	11901	SUFFOLK
03757 - MILW-GERMANTOWN, WI	N 96 W 18736 COUNTY LINE RD.	GERMANTOWN	WI	53022	WASHINGTON
03758 - CARSON CITY, NV	911 TOPSY LANE, SUITE 112	CARSON CITY	NV	89705	DOUGLAS
03760 - LA-MORENO VALLEY, CA	2704 CANYON SPRINGS PARKWAY	RIVERSIDE	CA	92507	RIVERSIDE
03761 - MADISON-LIEN, WI	4271 LIEN ROAD	MADISON	WI	53704-3606	DANE
03763 - HSTN-PEARLAND, TX	3127 SILVERLAKE VILLAGE DR.	PEARLAND	TX	77584	BRAZORIA
03765 - DFW-CEDAR HILL, TX	751 US HIGHWAY 67 NORTH	CEDAR HILL	TX	75104	DALLAS
03766 - QUAKERTOWN, PA	232 N. WEST END BLVD	QUAKERTOWN	PA	18951-2308	BUCKS
03844 - LA-RANCHO CUCAMONGA, CA	10788 FOOTHILL BLVD., SUITE 103	RANCHO CUCAMONGA	CA	91730-3884	SAN BERNARDINO
03846 - MOBILE, AL	3725 AIRPORT BLVD., SUITE 100C	MOBILE	AL	36608	MOBILE
03847 - FLINT, MI	3268 S. LINDEN ROAD	FLINT	MI	48507-3099	GENESSEE
03848 - LA-MOORPARK, CA	816 NEW LOS ANGELES AVE.	MOORPARK	CA	93021-3585	VENTURA
03849 - CHI-SKOKIE, IL	7055 CENTRAL AVENUE	SKOKIE	IL	60077	COOK
03851 - S DG-ESCONDIDO, CA	820 WEST VALLEY PKWY.	ESCONDIDO	CA	92025-2537	SAN DIEGO
03852 - GREENSBORO-WENDOVER, NC	1206 BRIDFORD PARKWAY, STE. C	GREENSBORO	NC	27407-2744	GUILFORD
03853 - ATL-HIRAM, GA	4794 JIMMY LEE SMITH PKWY, SUITE 112	HIRAM	GA	30141-2764	PAULDING
03855 - SPARTANBURG, SC	120 DORMAN CENTRE DRIVE, SUITE 1	SPARTANBURG	SC	29301-2625	SPARTANBURG
03856 - HOLMDEL, NJ	2130 STATE ROUTE 35	HOLMDEL	NJ	07733-2770	MONMOUTH
03857 - JAX-ORANGE PARK, FL	6001 ARGYLE FORREST BLVD., SUITE 29	JACKSONVILLE	FL	32244-6127	DUVAL
03858 - CHI-MERRILLVILLE, IN	2384 E. 79TH AVENUE	MERRILLVILLE	IN	46410-5740	LAKE
03859 - S. DG-OCEANSIDE, CA	2649 VISTA WAY	OCEANSIDE	CA	92054-6389	SAN DIEGO
03861 - SEA-SILVERDALE, WA	10300 SILVERDALE WAY NW, SUITE 125	SILVERDALE	WA	98383-7990	KITSAP
03862 - BUFF-CHEEKTOWAGA, NY	1740 WALDEN AVENUE, SUITE 200	CHEEKTOWAGA	NY	14225-4925	ERIE
03864 - TULSA-71ST STREET, OK	11119 E. 71ST STREET SO.	TULSA	OK	74133-2550	TULSA
04001 - VEGAS-RUSSELL, NV	3355 RUSSELL ROAD	LAS VEGAS	NV	89120	CLARK
04114 - YOUNGSTOWN, OH	365 BOARDMAN-CANFIELD ROAD	BOARDMAN	OH	44512	MAHONING
04203 - ST.L-DES PERES, MO	12145 MANCHESTER ROAD	DES PERES	MO	63131	ST. LOUIS
04205 - ST.L-ST CHARLES, MO	2155 ZUMBEHL ROAD	ST. CHARLES	MO	63303	ST. CHARLES
04303 - CIN-COLERAIN, OH	9490 COLERAIN AVE.	CINCINNATI	OH	45251	HAMILTON
04309 - CIN-SPRINGDALE, OH	425 EAST KEMPER ROAD	CINCINNATI	OH	45246	HAMILTON
04404 - COLUMBUS-BRICE, OH	2766 BRICE ROAD	REYNOLDSBURG	OH	43068	FRANKLIN
04507 - AKRON-CUYAHOGA, OH	697 HOWE AVE.	CUYAHOGA FALLS	OH	44221	SUMMIT
04611 - CLEV-ELYRIA, OH	281 MIDWAY BLVD.	ELYRIA	OH	44035	LORAIN
04613 - CLEV-MENTOR, OH	7900 PLAZA BLVD STE 140	MENTOR	OH	44060	LAKE
04703 - GILROY, CA	6745 CAMINO ARROYO	GILROY	CA	95020	SANTA CLARA
04705 - STAFFORD, VA	1110 STAFFORD MARKET PLACE	STAFFORD	VA	22556-4524	STAFFORD
04706 - LA-BUENA PARK, CA	8341 LAPALMA AVENUE	BUENA PARK	CA	90620	ORANGE
04707 - HOWELL, NJ	4785 RTE 9 NORTH	HOWELL	NJ	07731-3385	MONMOUTH
04708 - BREWSTER, NY	100-B INDEPENDENT WAY	BREWSTER	NY	10509-2368	PUTNAM
04711 - HILTON HEAD-BLUFFTON, SC	30 MALPHRUS RD., SUITE 107	BLUFFTON	SC	29910-6635	BEAUFORT
04712 - LA-CORONA, CA	3469 GRAND OAKS	CORONA	CA	92881	RIVERSIDE
04713 - ORL-ORANGE BLOSSOM, FL	1766 SAND LAKE RD.	ORLANDO	FL	32809-7628	ORANGE
04714 - ALLENTOWN-BETHLEHEM, PA	4447 SOUTHMONT WAY	EASTON	PA	18045-4705	NORTHHAMPTON
04715 - HEMET, CA	2981 W. FLORIDA AVENUE	HEMET	CA	92545-3616	RIVERSIDE
04716 - WILMINGTON, NC	6881 MONUMENT DRIVE	WILMINGTON	NC	28405	NEW HANOVER
04717 - BALT-LAUREL, MD	14240 BALTIMORE AVENUE	LAUREL	MD	20707-5006	PRINCE GEORGES
04718 - AUS-ROUND ROCK, TX	3021 S I HWY-35, SUITE 190	ROUND ROCK	TX	78664-8300	WILLIAMSON
04719 - TRAVERSE CITY, MI	3315 N US 31 S	TRAVERSE CITY	MI	49684-4538	GRAND TRAVERSE
04720 - S DG-SPORTS ARENA, CA	2740 MIDWAY DRIVE	SAN DIEGO	CA	92110-3203	SAN DIEGO
04721 - DFW-GARLAND, TX	5325 N. GARLAND AVE.	GARLAND	TX	75040-2716	DALLAS
04722 - NORTH HAVEN, CT	170 UNIVERSAL DR. NORTH	NORTH HAVEN	CT	06473-3117	NEW HAVEN
04723 - WOR-MILLBURY, MA	70 WORCESTER PROVIDENCE TPKE, STE 230	MILLBURY	MA	01527-2652	WORCESTER
04724 - ALBQ-ALAMEDA, NM	3701 ELLISON DRIVE, SUITE B	ALBUQUERQUE	NM	87114-7016	BERNALILLO
04725 - LAWRENCE, KS	3106 IOWA STREET, SUITE 210	LAWRENCE	KS	66046-5202	DOUGLAS
04726 - PHI-ROOSEVELT, PA	9739 E. ROOSEVELT BLVD	PHILADELPHIA	PA	19114-1010	PHILADELPHIA
04728 - DET-SOUTHFIELD, MI	28550 TELEGRAPH ROAD	SOUTHFIELD	MI	48034-7505	WAYNE
04729 - HOLLAND, MI	3571 WEST SHORE DR.	HOLLAND	MI	49424-9674	OTTAWA
04730 - LA-REDLANDS, CA	27534 LUGONIA AVENUE	REDLANDS	CA	92374-2017	SAN BERNARDINO
04732 - LANCASTER, PA	1645 LITITZ PIKE	LANCASTER	PA	17601-6507	LANCASTER
04733 - MILW-WEST ALLIS, WI	11135 WEST NATIONAL AVENUE	WEST ALLIS	WI	53227-3107	MILWAUKEE
04734 - BAY-SAN RAFAEL, CA	400 LAS GALLINAS AVENUE	SAN RAFAEL	CA	94903-3618	MARIN
04735 - LA-FOOTHILL RANCH, CA	26752 PORTOLA PARKWAY	FOOTHILL RANCH	CA	92610-1712	ORANGE
04736 - LI-MANHASSETT, NY	1350 NORTHERN BLVD.	MANHASSET	NY	11030-3004	NASSAU
04737 - HANFORD, CA	204 N. 12TH AVENUE	HANFORD	CA	93230-5972	KINGS
04738 - BOS-CHELMSFORD, MA	265 CHELMSFORD ST.	CHELMSFORD	MA	01824-2343	MIDDLESEX
04739 - CLEV-BEACHWOOD, OH	24081 CHAGRIN BLVD.	BEACHWOOD	OH	44122-5512	CUYAHOGA
04740 - DESTIN, FL	34940 EMERALD COAST PKWY, UNIT 130	DESTIN	FL	35241-3402	OKALOOSA
04741 - BAY-PINOLE, CA	1450 FITZGERALD DRIVE	PINOLE	CA	94564-2227	CONTRA COSTA
04742 - ORL-WINTER PARK, FL	501 N. ORLANDO AVENUE, SUITE 135	WINTER PARK	FL	32789-7313	ORANGE
04743 - COLUMBUS-HILLIARD, OH	1830 HILLIARD-ROME ROAD	HILLIARD	OH	43026-7265	FRANKLIN
04744 - DET-CANTON, MI	41904 FORD ROAD	CANTON TOWNSHIP	MI	48187-3647	WAYNE
04746 - CHI-VALPARAISO, IL	91 SILHAVY ROAD, SUITE 141	VALPARAISO	IN	46383-4425	PORTER
04747 - MSP-OAK PARK HEIGHTS, MN	5845 KRUEGER LANE NORTH	OAK PARK HEIGHTS	MN	55082-2189	WASHINGTON
04749 - LI-FIVETOWNS, NY	253-01 ROCKAWAY BLVD.	ROSEDALE	NY	11422-3113	NASSAU
04800 - LA-VENTURA, CA	4850 TELEPHONE ROAD	VENTURA	CA	93003-5234	VENTURA
04801 - BALT-TIMONIUM, MD	30-36 W. RIDGELY ROAD	LUTHERVILLE	MD	21093-5112	BALTIMORE
04802 - CHI-ALGONQUIN, IL	742 S. RANDALL ROAD	ALGONQUIN	IL	60102	MC HENRY
04803 - VA BCH-CHESAPEAKE, VA	4300 PORTSMOUTH BLVD., SUITE 270	CHESAPEAKE	VA	23321-2156	CHESAPEAKE
04804 - L. RCK-N. LITTLE ROCK, AR	4126 E. McCAIN ROAD	NORTH LITTLE ROCK	AR	72117-2523	PULASKI

04805 - WICHITA-E. KELLOGG, KS	11835 E. KELLOGG DRIVE	WICHITA	KS	67207-1939	SEDGEWICK
04806 - PHI-EXTON, PA	279 MAIN STREET	EXTON	PA	19341-3701	CHESTER
04807 - ATHENS, GA	3055 ATLANTA HWY	ATHENS	GA	30606-3334	CLARK
04808 - TUSCON-BROADWAY, AZ	7150 E. BROADWAY BLVD.	TUCSON	AZ	85710-1405	PIMA
04809 - CHI-NAPERVILLE, IL	2768 AURORA AVENUE	NAPERVILLE	IL	60540-1001	DUPAGE
04811 - NWK-WAYNE, NJ	1660 STATE ROUTE 23	WAYNE	NJ	07470-7516	PASSAIC
04812 - BAY-FREMONT HUB, CA	39170 ARGONAUT WAY	FREMONT	CA	94538-1304	ALAMEDA
04813 - BRADENTON, FL	831 CORTEZ RD., W.	BRADENTON	FL	34207-1433	MANATEE
04814 - S. JOS-BLOSSOM HILL, CA	5550 SNELL AVENUE	SAN JOSE	CA	95123-1651	SANTA CLARA
04815 - PITT-CRANBERRY, PA	20111 RT 19	CRANBERRY	PA	16066-6207	BUTLER
04816 - DC-WOODBRIDGE, VA	14137 CROSSING PL	WOODBRIDGE	VA	22192-4687	PRINCE WILLIAM
04817 - CHI-CHICAGO RIDGE, IL	9680 SOUTH RIDGELAND AVENUE	CHICAGO RIDGE	IL	60415-2609	COOK
04818 - FARGO, ND	1638 13TH AVENUE EAST, STE 1	FARGO	ND	58078-3404	CASS
04819 - L RCK-MARKHAM, AR	11400 WEST MARKHAM STREET	LITTLE ROCK	AR	72211-2806	PULASKI
04820 - LI-ROOSEVELT FIELD, NY	1280 CORPORATE DRIVE	WESTBURY	NY	11590-6625	NASSAU
04821 - VISALIA, CA	4248 S. MOONEY BLVD.	VISALIA	CA	93277-9306	TULARE
04822 - BELLINGHAM, WA	4383 MERIDIAN STREET	BELLINGHAM	WA	98226-7624	WHATCOM
04823 - ABILENE, TX	3433 CAT CLAW DRIVE	ABILENE	TX	79606-8223	TAYLOR
04824 - BIRM-HOOVER, AL	1765 MONTGOMERY HWY.	HOOVER	AL	35244-1215	JEFFERSON
04825 - PORT-TUALATIN, OR	7705 S W NYBERG STREET	TUALATIN	OR	97062-8443	WASHINGTON
04826 - HART-MANCHESTER, CT	1520 PLEASANT VALLEY ROAD	MANCHESTER	CT	06040-1637	HARTFORD
04827 - DET-ROCHESTER HILLS, MI	1260 S. ROCHESTER ROAD	ROCHESTER HILLS	MI	48307-3120	OAKLAND
04850 - SHREVEPORT, LA	7440 YOUREE DRIVE	SHREVEPORT	LA	71105-5536	CADDO
04851 - AUS-LAKELINE, TX	10900-D LAKELINE MALL DR.	AUSTIN	TX	78717-5024	WILLIAMSON
05003 - LOUISVILLE-HURSTBOURNE, KY	1955 S. HURSTBOURNE LANE	LOUISVILLE	KY	40220-1665	JEFFERSON
05006 - CHLT-GASTONIA, NC	2904 EAST FRANKLIN BOULEVARD	GASTONIA	NC	28056-9469	GASTON
05010 - PHX-GLENDALE, AZ	5725 WEST BELL ROAD	GLENDALE	AZ	85308-3869	MARICOPA
05103 - PHX-METRO, AZ	2776 WEST PEORIA AVENUE	PHOENIX	AZ	85029	MARICOPA
05206 - TUSCON-ORACLE, AZ	4070 NORTH ORACLE ROAD	TUCSON	AZ	85705-2720	PIMA
05302 - LEXINGTON, KY	150 WEST LAWRY LANE, SUITE 170	LEXINGTON	KY	40503-3008	FAYETTE
05700 - PHX-GILBERT/GATEWAY, AZ	5020 S. POWER ROAD	MESA	AZ	85212-3603	MARICOPA
05701 - PHX-GILBERT/GERMAN, AZ	3771 SO. GILBERT ROAD	GILBERT	AZ	85296-7006	MARICOPA
05705 - ASHEVILLE-ARDEN, NC	5 McKENNA ROAD	ARDEN	NC	28704-9201	BUNCOMBE
05706 - BAY-BRENTWOOD, CA	5501 LONE TREE WAY	BRENTWOOD	CA	94513-5316	CONTRA COSTA
05707 - KC-STATELINE, MO	13627 WASHINGTON ST.	KANSAS CITY	MO	64145-1670	JACKSON
05708 - LONGVIEW, WA	200 TRIANGLE CENTER, SUITE 240	LONGVIEW	WA	98632-4679	COWLITZ
05709 - LA-FONTANA, CA	15228 SUMMIT AVENUE	FONTANA	CA	92336-5489	SAN BERNARDINO
05711 - SDG-RANCHO SAN DIEGO, CA	2398-A JAMACHA ROAD	EL CAJON	CA	92019-4367	SAN DIEGO
05712 - BALT-WESTMINSTER, MD	402B ENGLAR ROAD	WESTMINSTER	MD	21157-4852	CARROLL
05713 - GREELEY, CO	4743 W. 29TH STREET, UNIT A	GREELEY	CO	80634-8363	WELD
05715 - QUEENS-WOODSIDE, NY	5106 NORTHERN BLVD.	WOODSIDE	NY	11377-1733	QUEENS
05716 - PORT CHESTER, NY	27 WATERFRONT PL	PORT CHESTER	NY	10573-6001	WESTCHESTER
05717 - NEWBURGH, NY	1245 RTE 300, STE 1	NEWBURGH	NY	12550-5007	ORANGE
05718 - SLC-DRAPER, UT	215 E. 12300 S.	DRAPER	UT	84020-8185	SALT LAKE
05720 - ORL-KISSIMMEE, FL	3278 N. JOHN YOUNG PARKWAY	KISSIMMEE	FL	34741-7549	OSCEOLA
05721 - MSP-WOODBURY, MN	9180 HUDSON ROAD	WOODBURY	MN	55125-9106	WASHINGTON
05724 - GEORGETOWN, TX	1013 W. UNIVERSITY AVE., SUITE 600	GEORGETOWN	TX	78628-5332	WILLIAMSON
05725 - PORT-JANTZEN BEACH, OR	1798 JANTZEN BEACH CENTER	PORTLAND	OR	97217-7845	MULTNOMAH
05727 - CIN-HAMILTON, OH	3455 PRINCETON ROAD	HAMILTON	OH	45011-7956	BUTLER
05728 - BOS-PLYMOUTH, MA	211 COLONY PLACE ROAD	PLYMOUTH	MA	2360	PLYMOUTH
05729 - LA-ALISO VIEJO,CA	26503 ALISO CREEK ROAD	ALISO VIEJO	CA	92656-2882	ORANGE
05732 - DET-LIVONIA, MI	13110 MIDDLEBELT RD.	LIVONIA	MI	48150-2231	WAYNE
05733 - SPANISH FORT, AL	10200 EASTERN SHORE BLVD., SUITE 120	SPANISH FORT	AL	36527-8671	BALDWIN
05734 - MARQUETTE, MI	3175 US HWY 41 W	MARQUETTE	MI	49855-9494	MARQUETTE
05736 - WINCHESTER, VA	2540 S. PLEASANT VALLEY RD.	WINCHESTER	VA	22601-7010	FREDERICK
05737 - BURLINGTON, NC	1455 UNIVERSITY DRIVE	BURLINGTON	NC	27215-8768	ALAMANCE
05738 - RAL-DURHAM/RENAISSANCE PKWY, NC	8210 RENAISSANCE PKWY., SUITE 1030	DURHAM	NC	27713-6688	DURHAM
05739 - HARTSDALE, NY	319 N. CENTRAL AVENUE	HARTSDALE	NY	10530-1811	WESTCHESTER
05740 - RIO GRANDE, NJ	3201 ROUTE 9 S	RIO GRANDE	NJ	08242-1006	CAPE MAY
05741 - ST. JOSEPH, MO	5201 N. BELT HWY., SUITE 125	ST. JOSEPH	MO	64506-1256	BUCHANAN
05742 - PADUCAH, KY	5187 HINKLEVILLE RD., SUITE A	PADUCAH	KY	42001-9667	McCRACKEN
05745 - KEENE, NH	7 ASH BROOK ROAD	KEENE	NH	03431-5918	CHESHIRE
05747 - JOPLIN, MO	415 S. GENEVA AVENUE	JOPLIN	MO	64801-5595	JASPER
05748 - PHI-POTTSTOWN, PA	1122 TOWN SQUARE ROAD, SUITE 12	POTTSTOWN	PA	19465-1017	CHESTER
05749 - WATERBURY, CT	295 UNION STREET	WATERBURY	CT	06706-1248	NEW HAVEN
05800 - MSP-CRYSTAL, MN	203 WILLOW BEND	CRYSTAL	MN	55428-3967	HENNEPIN
05801 - RENO, NV	4871 KIETZKE LANE	RENO	NV	89509-6549	WASHOE
05802 - CHI-JOILET, IL	2800 PLAINFIELD ROAD	JOLIET	IL	60435-1167	WILL
05803 - DC-ALEXANDRIA, VA	7690 A RICHMOND HWY	ALEXANDRIA	VA	22036-2843	FAIRFAX
05804 - SIOUX CITY, IA	5001 SERGEANT ROAD, SUITE 60	SIOUX CITY	IA	51106-4777	WOODBURY
05805 - JOHNSTOWN, PA	420 TOWN CENTRE DR.	JOHNSTOWN	PA	15904-2856	CAMBRIA
05806 - ANCHORAGE, AK	8571 OLD SEWARD HWY.	ANCHORAGE	AK	99515-2015	BOROUGH
05807 - INDY-TRADERS POINT, IN	5750 W. 86TH STREET	INDIANAPOLIS	IN	46278-1338	MARION
05808 - VEGAS-SARAHA, NV	1251 S. DECATUR BLVD.	LAS VEGAS	NV	89102-5515	CLARK
05810 - CHI-CALUMET CITY, IL	480 RIVER OAKS WEST	CALUMET CITY	IL	60409-5433	COOK
05811 - CLEV-MAYFIELD HEIGHTS, OH	1365 SOM CENTER ROAD	MAYFIELD HEIGHTS	OH	44124-2103	CUYAHOGA
05812 - SLC-WEST VALLEY CITY, UT	3061 SOUTH 5600 WEST	WEST VALLEY CITY	UT	84120-1303	SALT LAKE
05813 - HSTN-HUMBLE, TX	19653 US HWY 59	HUMBLE	TX	77338-3565	HARRIS
05814 - SACRAMENTO, CA	3400 EL CAMINO AVENUE	SACRAMENTO	CA	95821-6310	SACRAMENTO
05815 - SAVANNAH, GA	8108 ABERCORN STREET, SUITE 400	SAVANNAH	GA	31406-3419	CHATHAM
05816 - TAMPA-PORT RICHEY, FL	9646 U.S. HWY 19 N	PORT RICHEY	FL	34668-4642	PASCO
05817 - EVANSVILLE, IN	6212 E. LLOYD EXPRESSWAY	EVANSVILLE	IN	47715-2718	VANDERBURGH
05818 - JAX-REGENCY, FL	651-800 COMMERCE CENTER DR.	JACKSONVILLE	FL	32225-8180	DUVAL
06001 - GREENVILLE, SC	20 HAYWOOD ROAD	GREENVILLE	SC	29607-3826	GREENVILLE
06700 - AUS-BEE CAVES, TX	12770 SHOPS PKWY, SUITE 100	BEE CAVES	TX	78738-6318	TRAVIS
06702 - NWK-CLIFTON, NJ	348 RT. 3 W	CLIFTON	NJ	7014	PASSAIC
06703 - LA-DOWNEY, CA	12100 LAKEWOOD BLVD.	DOWNEY	CA	90242-2660	LOS ANGELES
06704 - PALM BEACH-PALM BEACH GARDENS, FL	11240 LEGACY AVENUE	PALM BEACH GARDENS	FL	33410	PALM BEACH
06706 - YUBA CITY, CA	1120 HARTER ROAD	YUBA CITY	CA	95993-2642	SUTTER
06707 - LA-INGLEWOOD, CA	3340 W. CENTURY BLVD.	INGLEWOOD	CA	90303-1305	LOS ANGELES
06708 - ALTOONA, PA	189 FALON DRIVE	ALTOONA	PA	16602	BLAIR
06709 - MILW-BROOKFIELD, WI	695 MAIN STREET	BROOKFIELD	WI	53005-4702	WAUKESHA
06710 - HARRISBURG-CARLISLE, PA	230 WESTMINSTER DR.	CARLISLE	PA	17013-3117	CUMBERLAND
06711 - CHI-TINLEY PARK, IL	7310 191ST STREET	TINLEY PARK	IL	60477	WILL
06712 - DET-ALLEN PARK, MI	3220 FAIRLANE DR.	ALLEN PARK	MI	48101-2871	WAYNE
06713 - S.JOS-COLEMAN AVE., CA	561 COLEMAN AVE.	SAN JOSE	CA	95110-2047	SANTA CLARA
06714 - CHI-NORTH AURORA, IL	1780 ORCHARD GATEWAY BLVD.	NORTH AURORA	IL	60542	KANE
06715 - BOS-TAUNTON, MA	9 MOZZONE BLVD., UNIT 100	TAUNTON	MA	02780-3795	BRISTOL
06716 - MIDDLETOWN, NY	88-5 DUNNING ROAD	MIDDLETOWN	NY	10940-2218	ORANGE
06717 - MSP-PLYMOUTH, MN	3215 VICKSBURG LN N	PLYMOUTH	MN	55447-1317	HENNEPIN
06718 - LONGMONT, CO	205 KEN PRATT BLVD., STE 200	LONGMONT	CO	80501-8991	BOULDER
06719 - LA-WALNUT, CA	21630 VALLEY BLVD.	CITY OF INDUSTRY	CA	91789	LOS ANGELES
06725 - RAL-KNIGHTDALE, NC	1006 SHOPPES AT MIDWAY DRIVE	KNIGHTDALE	NC	27545-7313	WAKE
06726 - DEN-AURORA/SMOKY HILL, CO	6352 S. CENTRAL STREET, UNIT A	AURORA	CO	80016-5326	ARAPAHOE
06729 - DFW-MANSFIELD, TX	2041 N. HWY 287, SUITE 501	MANSFIELD	TX	76063-8847	TARRANT
06730 - TAMPA-PINELLAS PARK, FL	7240 US HWY 19 N	PINELLAS PARK	FL	33781-4612	PINELLAS
06731 - PHI-WARRINGTON, PA	1055 MAIN STREET	WARRINGTON	PA	18976-2488	BUCKS
06732 - PETALUMA, CA	1359 N. MC DOWELL BLVD.	PETALUMA	CA	94954-1114	SONOMA
06733 - MSP-EDEN PRAIRIE, MN	8565 COLUMBINE ROAD	EDEN PRAIRIE	MN	55344-7662	HENNEPIN
06734 - CHI-NEW LENOX, IL	2374 E. LINCOLN HWY	NEW LENOX	IL	60451-9533	WILL
06740 - LEBANON, PA	1127 QUENTIN ROAD	LEBANON	PA	17042-6915	LEBANON
06743 - COLUMBUS-GROVE CITY, OH	1614 STRINGTOWN RD.	GROVE CITY	OH	43123-8995	FRANKLIN
06745 - JAX-DUVAL RD, FL	13281 CITY STATION DR.	JACKSONVILLE	FL	32218-7228	DUVAL
06749 - TOPEKA, KS	2040 S W WANAMAKER RD., SUITE 101	TOPEKA	KS	66604-3827	SHAWNEE
06750 - SPRING VALLEY, NY	14A SPRING VALLEY MARKETPLACE	SPRING VALLEY	NY	10977-5209	ROCKLAND
06752 - CHI-OSWEGO, IL	1620 DOUGLAS ROAD	OSWEGO	IL	60543	KENDALL
06755 - ST.L-WENTZVILLE, MO	1856 WENTZVILLE PARKWAY	WENTZVILLE	MO	63385-3817	ST. CHARLES
06756 - PHI-PLYMOUTH MEETING, PA	104 ALLAN WOOD RD.	CONSHOHOCKEN	PA	19428-1135	MONTGOMERY
06758 - STEVENS POINT, WI	1210 COMMONS CIR	PLOVER	WI	54467-4129	PORTAGE
06761 - ATL-ACWORTH, GA	3335 COBB PARKWAY, SUITE 500	ACWORTH	GA	30101-3490	COBB
06762 - HART-NEW BRITAIN, CT	600 HARTFORD ROAD	NEW BRITAIN	CT	06053-1527	HARTFORD
06803 - OKC-S.PENN, OK	1441 W I-240 SERVICE ROAD	OKLAHOMA CITY	OK	73159-4145	OKLAHOMA
06805 - ST. L - SHILOH, IL	3800 GREENMOUNT CROSSING	SHILOH	IL	62269-7286	ST. CLAIR

06815 - CHI-HOFFMAN ESTATES/RT. 59, IL	2600 N. SUTTON RD.	HOFFMAN ESTATES	IL	60192-3706	COOK
06816 - WINSTON-SALEM, NC	1050 HANES MALL BLVD	WINSTON-SALEM	NC	27103-1309	FORSYTH
06818 - S.JOS-CUPERTINO, CA	20640 HOMESTEAD RD.	CUPERTINO	CA	95014-0451	SANTA CLARA
06819 - DULUTH, MN	925 W. CENTRAL ENTRANCE HWY.	DULUTH	MN	55811-5469	ST. LOUIS
06820 - PORT-VANCOUVER/MILL PLAIN BLVD, WA	16601 S E MILL PLAIN BLVD.	VANCOUVER	WA	98684-8948	CLARK
07002 - DEN-WESTMINSTER, CO	9320 SHERIDAN BOULEVARD	WESTMINSTER	CO	80031-6304	ADAMS
07005 - DEN-AURORA, CO	15151 E. MISSISSIPPI AVENUE	AURORA	CO	80012	ARAPAHOE
07008 - DEN-LAKEWOOD/WADSWORTH, CO	5832 SOUTH WADSWORTH	LITTLETON	CO	80123-2201	JEFFERSON
07010 - DEN-BOULDER, CO	4800 BASELINE ROAD, SUITE A-108	BOULDER	CO	80303-2643	BOULDER
07101 - DEN-COLORADO BLVD., CO	2580 SOUTH COLORADO BLVD.	DENVER	CO	80222-5909	DENVER
07204 - COLORADO SPRINGS, CO	7664 N. ACADEMY BLVD.	COLORADO SPRINGS	CO	80920-3208	EL PASO
07739 - SLC-MIDVALE, UT	1128 E. FT. UNION BLVD.	MIDVALE	UT	84047-1804	SALT LAKE
07752 - SPARKS, NV	165 LOS ALTOS PKWY	SPARKS	NV	89436	WASHOE
07753 - PALMDALE, CA	39626 10TH STREET W., SUITE B	PALMDALE	CA	93551-3000	LOS ANGELES
07775 - RUTLAND, VT	324 S. MAIN STREET	RUTLAND	VT	05701-4907	RUTLAND
07813 - LA-VAN NUYS, CA	7872 VAN NUYS BLVD.	VAN NUYS	CA	81402	LOS ANGELES
08003 - SLC-OREM, UT	321 EAST 1300 SOUTH STREET	OREM	UT	84058-5424	UTAH
08403 - SEA-BELLEVUE, WA	15600 NE 8TH, SUITE D-4	BELLEVUE	WA	98008-3917	KING
08407 - SEA-KIRKLAND, WA	9755 JUANITA DRIVE	KIRKLAND	WA	98034-4201	KING
08411 - SEA-OLYMPIA-LACEY, WA	701 SLEATER KINNEY ROAD, SUITE 25	LACEY	WA	98503-1133	THURSTON
08502 - PORT-BEAVERTON/WESTERN, OR	4955 S.W. WESTERN AVENUE	BEAVERTON	OR	97005-3429	WASHINGTON
08503 - PORT-OREGON CITY, OR	1900 MCLOUGHLIN CENTER BLVD. STE. 90	OREGON CITY	OR	97045-1072	CLACKAMAS
08506 - PORT-GRESHAM, OR	2101 E. BURNSIDE STREET, SUITE 20	GRESHAM	OR	97030-7944	MULTNOMAH
08512 - S.DG-EL CAJON, CA	816 JACKMAN STREET	EL CAJON	CA	92020-3053	SAN DIEGO
08513 - LA-MISSION VIEJO, CA	25310 MARGUERITE PARKWAY	MISSION VIEJO	CA	92692-2902	ORANGE
08526 - LA-ORANGE, CA	1802 E. KATELLA AVENUE	ORANGE	CA	92867-5107	ORANGE
08604 - BOS-AVON, MA	15-A STOCKWELL DRIVE	AVON	MA	2322	NORFOLK
08608 - MSP-BURNSVILLE, MN	13901 ALDRICH AVE. S.	BURNSVILLE	MN	55337-6216	DAKOTA
08610 - ST.L-FLORISSANT, MO	745 N. HIGHWAY 67	FLORISSANT	MO	63031-5107	ST.LOUIS
08619 - S.DG-CLAIREMONT MESA, CA	3994 CLAIRMONT MESA BLVD	SAN DIEGO	CA	92117-2714	SAN DIEGO
08622 - ST.L-LINDBERGH, MO	5796 S. LINDBERGH	ST. LOUIS	MO	63123-6937	N/A-INDEPENDENT
08623 - LI-COMMACK, NY	50 VETERANS HIGHWAY	COMMACK	NY	11725	SUFFOLK
08625 - CHI-NILES DEMPSTER, IL	7225 W. DEMPSTER STREET	NILES	IL	60714-2107	COOK
08627 - TAMPA-LARGO, FL	10500 ULMERTON RD, #250	LARGO	FL	33771-3503	PINELLAS
08633 - PHI-WILLOW GROVE, PA	2534 MORELAND ROAD	WILLOW GROVE	PA	19090-4001	MONTGOMERY
08634 - CHI-NORTH RIVERSIDE, IL	7231 W 24TH STREET	N. RIVERSIDE	IL	60546-1406	COOK
08646 - ST.L-BALLWIN, MO	15425 MANCHESTER	BALLWIN	MO	63011-3077	ST LOUIS
08654 - ATL-MARIETTA, GA	4281-C ROSWELL ROAD	MARIETTA	GA	30062-6488	COBB
08659 - VA BCH-CHESAPEAKE, VA	1593 CROSSWAYS BLVD.	CHESAPEAKE	VA	23320-2442	WASHINGTON
08662 - PITT-NORTH HILLS, PA	4801 McKNIGHT ROAD, ROOM #14	PITTSBURGH	PA	15237-3412	ALLEGHENY
08667 - LA-LAKEWOOD, CA	4000 HARDWICK STREET	LAKEWOOD	CA	90712-2349	LOS ANGELES
08677 - BLOOMINGDALE, IL	402 W. ARMY TRAIL ROAD	BLOOMINGDALE	IL	60108-1379	DU PAGE
08695 - BAY-SAN LEANDRO, CA	15100 HESPERIAN BOULEVARD	SAN LEANDRO	CA	94578	ALAMEDA
08696 - S.JOS-REDWOOD CITY, CA	100 WOODSIDE PLAZA	REDWOOD CITY	CA	94061-2553	SAN MATEO
08698 - S.JOS-SUNNYVALE, CA	818 W. EL CAMINO REAL	SUNNYVALE	CA	94087-1153	SANTA CLARA
08701 - S.JOS-KOOSER, CA	1444 KOOSER ROAD	SAN JOSE	CA	95118-3800	SANTA CLARA
08702 - LI-LEVITTOWN, NY	3567 HEMPSTEAD TURNPIKE	LEVITTOWN	NY	11756-1314	NASSAU
08704 - S.DG-CARMEL MOUNTAIN, CA	12060 CARMEL MOUNTAIN ROAD	SAN DIEGO	CA	92128-4603	SAN DIEGO
08705 - WOR-SHREWSBURY, MA	100 BOSTON TURNPIKE	SHREWSBURY	MA	01545-3601	WORCESTER
08706 - NWK-PARSIPPANY, NJ	3053 ROUTE 46	PARSIPPANY	NJ	07054-1223	MORRIS
08709 - S.DG-LA MESA, CA	9108 FLETCHER PARKWAY	LA MESA	CA	91942-3424	SAN DIEGO
08711 - LI-PATCHOGUE, NY	499-65 W. SUNRISE HIGHWAY	PATCHOGUE	NY	11772-2200	SUFFOLK
08712 - MANCHESTER, NH	1111 S. WILLOW STREET, UNIT 3	MANCHESTER	NH	03103-4035	HILLSBOROUGH
08714 - BOS-SAUGUS, MA	1160 BROADWAY	SAUGUS	MA	01906-4107	ESSEX
08717 - DET-MADISON HEIGHTS, MI	32351 JOHN R. ROAD	MADISON HEIGHTS	MI	48071-1324	OAKLAND
08718 - FAIRFIELD, CA	1310 GATEWAY BOULEVARD	FAIRFIELD	CA	94533-6903	SOLANO
08719 - PROV-WARWICK, RI	1500 C. BALD HILL RD.	WARWICK	RI	02886-4259	KENT
08721 - BOS-NATICK, MA	323 SPEEN STREET	NATICK	MA	01760-1506	MIDDLESEX
08801 - DC-MANASSAS, VA	10828 SUDLEY MANOR DRIVE	MANASSAS	VA	20109-2834	PRINCE WILLIAM
08804 - DC-FAIRFAX, VA	3089-A NUTLEY STREET	FAIRFAX	VA	22031-1968	FAIRFAX
08805 - ROANOKE, VA	1357 TOWN SQUARE BLVD.	ROANOKE	VA	24012-1611	ROANOKE
08806 - FREDERICKSBURG, VA	299 SPOTSYLVANIA MALL	FREDERICKSBURG	VA	22407-1125	SPOTSYLVANIA
08807 - CHARLOTTESVILLE, VA	1035 EMMET STREET, N.	CHARLOTTESVILLE	VA	22903-4834	ALBEMARLE
08808 - DC-STERLING, VA	UNIT 180, 46301 POTOMAC RUN PLAZA	STERLING	VA	20164-6614	LOUDOUN
08809 - DC-GAITHERSBURG, MD	821 CENTER POINT WAY	GAITHERSBURG	MD	20878-5458	MONTGOMERY
08810 - DC-WALDORF, MD	3026 FESTIVAL WAY	WALDORF	MD	20601-2958	CHARLES
08811 - BALT-ANNAPOLIS, MD	2039-B FOREST DRIVE	ANNAPOLIS	MD	21401-3833	ANNE ARUNDEL
08812 - DC-WHEATON, MD	13850 GEORGIA AVENUE	WHEATON	MD	20906-2924	MONTGOMERY
08814 - BALT-BEL AIR, MD	640 MARKETPLACE DRIVE	BEL AIR	MD	21014-4338	HARFOTD
08815 - BALT-ELLICOTT CITY, MD	4360 MONTGOMERY ROAD	ELLICOTT CITY	MD	21043-6006	HOWARD
08816 - ROCH-PITTSFORD, NY	3349 MONROE	PITTSFORD	NY	14618	MONROE
08817 - DFW-SOUTH ARLINGTON, TX	1108 WEST ARBROOK BOULEVARD	ARLINGTON	TX	76105-4211	TARRANT
08900 - SEA-FEDERAL WAY, WA - LEASE 8900	32061 PACIFIC HIGHWAY, SOUTH	FEDERAL WAY	WA	98003	KING
09002 - JAX-RIVERPLACE, FL	11111 SAN JOSE BLVD, SUITE 31	JACKSONVILLE	FL	32223	DUVAL
09102 - INDY-WASHINGTON, IN	9835 EAST WASHINGTON STREET	INDIANAPOLIS	IN	46229-2623	MARION
09103 - INDY-GREENWOOD, IN	8030 HIGHWAY 31	INDIANAPOLIS	IN	46227	MARION
09201 - HUNTINGTON, WV	#10 MALL ROAD- HUNTINGTON MALL	BARBOURSVILLE	WV	25504	CABELL
09204 - PENSACOLA, FL	4721 BAYOU BLVD.	PENSACOLA	FL	32503	ESCAMBIA
09402 - PHX-RAY, AZ	4940 EAST RAY ROAD, SUITE 50	PHOENIX	AZ	85044	MARICOPA
09403 - SBEND-MISHAWAKA, IN	6502 NORTH GRAPE RD., ROOM 730	MISHAWAKA	IN	46545	ST. JOSEPH
09407 - PHI-FEASTERVILLE, PA	751 BUSTLETON PIKE	FEASTERVILLE	PA	19053-6055	BUCKS
09408 - VACAVILLE, CA	1051 HELEN POWER DRIVE	VACAVILLE	CA	95687	SOLANO
09409 - CIN-PAXTON, OH	3862 PAXTON ROAD	CINCINNATI	OH	45209	HAMILTON
09412 - S.JOS-TULLY, CA	2040 TULLY ROAD	SAN JOSE	CA	95122	SANTA CLARA
09415 - ROCH-HENRIETTA, NY	300 HYLAN DRIVE	HENRIETTA	NY	14623	MONROE
09416 - ATL-SNELLVILLE, GA	1977 SCENIC HIGHWAY, SUITE G	SNELLVILLE	GA	30078	GWINNETT
09417 - TOLEDO-AIRPORT, OH	5255 AIRPORT HIGHWAY	TOLEDO	OH	43615	LUCAS
09418 - GREEN BAY, WI	801 GREEN BAY PLAZA	GREEN BAY	WI	54304	BROWN
09421 - SANTA MARIA, CA	1934 SOUTH BROADWAY	SANTA MARIA	CA	93454	SANTA BARBARA
09426 - BALT-GLEN BURNIE, MD	16 MOUNTAIN ROAD	GLEN BURNIE	MD	21060	ANNE ARUNDEL
09427 - SPRINGFIELD, IL	3116 W. WHITE OAKS DRIVE	SPRINGFIELD	IL	62704	SANGAMON
09428 - TOLEDO-MONROE, OH	4622 TALMADGE ROAD	TOLEDO	OH	43623	LUCAS
09432 - TAMPA-PALM HARBOR, FL	33561 U.S. HWY 19 NORTH	PALM HARBOR	FL	34684	PINELLAS
09440 - TAMPA-CARROLLWOOD, FL	14829 N. DALE MABRY HWY.	CARROLLWOOD	FL	33618	HILLSBOROUGH
09443 - BAY-DUBLIN, CA	7890 DUBLIN BOULEVARD	DUBLIN	CA	94568	ALAMEDA
09444 - HSTN-WESLAYAN, TX	3904 BISSONNET STREET	HOUSTON	TX	77005	HARRIS
09445 - SLC-SUGARHOUSE, UT	2236 SOUTH 1300 ST. EAST, SUITE D-2	SALT LAKE CITY	UT	84106	SALT LAKE
09446 - LA-CHINO, CA	4020 GRAND AVENUE	CHINO	CA	91710	SAN BERNARDINO
09448 - PITT-BUTLER, PA	196 BON AIRE PLAZA-N. MAIN & US HWY 422	BUTLER	PA	16001	BUTLER
09452 - CHICO, CA	801 EAST AVENUE, STE 52	CHICO	CA	95926	BUTTE
09453 - SYRACUSE, NY	337 NORTHERN LIGHTS PLAZA	NORTH SYRACUSE	NY	13212	ONONDAGA
09454 - DET-FARMINGTON HILLS, MI	30867 ORCHARD LAKE ROAD	FARMINGTON HILLS	MI	48334	OAKLAND
09456 - ST. CLOUD, MN	4150 WEST DIVISION STREET	ST. CLOUD	MN	56301	STEARNS
09502 - RAL-DURHAM, NC	5442 NEW HOPE COMMONS DRIVE	DURHAM	NC	27707	ORANGE & DURHAM
09503 - RACINE, WI	5543 DURAND AVENUE	MT. PLEASANT	WI	53406	RACINE
09505 - PHX-MESA, AZ	1505 SOUTH POWER ROAD	MESA	AZ	85206	MARICOPA
09508 - MEDFORD, OR	3475 CRATER LAKE HWY	MEDFORD	OR	97504	JACKSON
09509 - MERCED,CA	655 FAIRFIELD DRIVE	MERCED	CA	95348	MERCED
09514 - La CROSSE, WI	9386 HWY 16E	ONALASKA	WI	54650	LACROSSE
09515 - BOISE, ID	8633 FRANKLIN ROAD	BOISE	ID	83709	ADA
09516 - BAY-SAN MATEO, CA	1750 S. DELAWARE ST.	SAN MATEO	CA	94402	SAN MATEO
09517 - WICHITA-WEST, KS	6610 WEST KELLOGG DR.	WICHITA	KS	67209	SEDGWICK
09518 - TURLOCK, CA	3151 GEER ROAD	TURLOCK	CA	95381	STANISLAUS
09520 - BLOOMINGTON, IL	1500 E. EMPIRE STREET	BLOOMINGTON	IL	61701	MCLEAN
09523 - PANAMA CITY, FL	601 W 23RD STREET	PANAMA CITY	FL	32405	BAY
09524 - ORL-ALTAMONTE, FL	375 E. ALTA MONTE DRIVE, STE 1750	ALTAMONTE SPRINGS	FL	32701	SEMINOLE
09525 - VENTURA-CAMARILLO, CA	351 NORTH CARMEN DRIVE, SUITE A	CAMARILLO	CA	93010	VENTURA
09526 - SOUTHERN PINES, NC	1090 W. MORGANTON ROAD, STE 40	SOUTHERN PINES	NC	28387	MOORE
09529 - PITTSFIELD, MA	555 HUBBARD AVENUE	PITTSFIELD	MA	1201	BERKSHIRE
09530 - TUCSON-INA, AZ	3749 WEST INA ROAD	TUCSON	AZ	85741	PIMA
09531 - YUMA, AZ	320 WEST 32ND STREET	YUMA	AZ	85364	YUMA
09534 - MOSCOW, ID	1720 WEST PULLMAN ROAD	MOSCOW	ID	83843	LATAH

09536 - CHLT-HARRIS, NC	8716 J. W. CLAY BLVD	CHARLOTTE	NC	28262	MECKLENBERG
09537 - VALDOSTA, GA	1200-C N. ST. AUGUSTINE ROAD	VALDOSTA	GA	31601	LOWNDES
09538 - S.DG-VISTA, CA	1851 UNIVERSITY DRIVE	VISTA	CA	92083	SAN DIEGO
09539 - LA-PASADENA, CA	1155 E. COLORADO BLVD.	PASADENA	CA	91106	LOS ANGELES
09540 - W. SPRINGFIELD, MA	1081 RIVERDALE STREET	WEST SPRINGFIELD	MA	1089	HAMPDEN
09541 - NYC-STATEN ISLAND, NY	30 BARRETT AVENUE	STATEN ISLAND	NY	10302	RICHMOND
09543 - ATL-BUCKHEAD, GA	2625 PIEDMONT ROAD, NE	ATLANTA	GA	30324	FULTON
09545 - FT LAUD-DAVIE, FL	1922 SOUTH UNIVERSITY DR.	DAVIE	FL	33324	BROWARD
09546 - MIAMI-FLAGLER, FL	8287 WEST FLAGLER STREET	MIAMI	FL	33144	DADE
09547 - FT LAUD-CORAL SPRINGS, FL	2075 N. UNIVERSITY DRIVE	CORAL SPRINGS	FL	33071	BROWARD
09549 - YAKIMA, WA	1729 SOUTH 1ST STREET	YAKIMA	WA	98901	YAKIMA
09550 - S.DG-CHULA VISTA, CA	1242 BROADWAY	CHULA VISTA	CA	91911	SAN DIEGO
09557 - AUGUSTA, ME	13 MARKETPLACE DR.	AUGUSTA	ME	4330	KENNEBEC
09563 - DC-RESTON, VA	11630 PLAZA AMERICA DRIVE	RESTON	VA	20190	FAIRFAX
09564 - ATL-FAYETTEVILLE, GA	27 HUDSON PLAZA	FAYETTEVILLE	GA	30214	FAYETTE
09565 - CHI-FORD CITY, IL	7600 S. CICERO AVENUE, ste b	BURBANK	IL	60459	COOK
09568 - TAMPA-BRANDON, FL	2564 W. BRANDON BOULEVARD	BRANDON	FL	33511	HILLSBOROUGH
09601 - LAFAYETTE, IN	3500 STATE HWY 38 EAST, STE 200	LAFAYETTE	IN	47905	TIPPECANOE
09602 - SIOUX FALLS, SD	3801 WEST 34TH STREET, SUITE 103	SIOUX FALLS	SD	57106	MINNEHAHA
09605 - KENNEWICK, WA	6803 WEST CANAL DRIVE	KENNEWICK	WA	99336	BENTON
09607 - NASH-THOMPSON, TN	719 THOMPSON LANE, SUITE 3	NASHVILLE	TN	37204	DAVIDSON
09608 - FLAGSTAFF, AZ	1500 S. RIORDAN RANCH STREET	FLAGSTAFF	AZ	86001	COCONINO
09609 - GAINESVILLE, FL	3644 SW ARCHER ROAD	GAINESVILLE	FL	32608	ALACHUA
09611 - MIAMI-WEST KENDALL, FL	124525 SOUTHWEST 88TH STREET	MIAMI	FL	33186	DADE
09612 - ASHEVILLE, NC	111 A RIVER HILLS ROAD	ASHEVILLE	NC	28805-2550	BUNCOMB
09613 - HART-NEWINGTON, CT	196 KITTS LANE	NEWINGTON	CT	6111	HARTFORD
09700 - MSP-MINNETONKA, MN	11522 WAYZATA BLVD.	MINNETONAKA	MN	55305	HENNEPIN
09701 - LA-VALENCIA, CA	25686 N. THE OLD ROAD	VALENCIA	CA	91381	LOS ANGELES
09703 - PITT-NORTH FAYETTE, PA	120 QUINN DRIVE	PITTSBURGH	PA	15275	ALLEGHENY
09704 - JOHNSON CITY, TN	3211 PEOPLES STREET, S[ B	JOHNSON CITY	TN	37604	WASHINGTON
09705 - MIAMI-DADELAND, FL	8354 SOUTH DIXIE HIGHWAY	MIAMI	FL	33143	DADE
09706 - SAC-ELK GROVE, CA	7611 LAGUNA BLVD	ELK GROVE	CA	95758	SACRAMENTO
09709 - DC-GERMANTOWN, MD	20902 FREDERICK ROAD	GERMANTOWN	MD	20876	MONTGOMERY
09710 - DEN-ARAPAHOE, CO	9565 EAST COUNTY LINE ROAD	ENGLEWOOD	CO	80112	ARAPAHOE
09712 - DC-VIENNA, VA	311 MAPLE AVENUE EAST	VIENNA	VA	22180-4717	FAIRFAX
09771 - DAYTON-MIAMISBURG, OH	8111 SPRINGBORO PIKE	MIAMISBURG	OH	45432-3703	MONTGOMERY
09772 - ODESSA, TX	3827 EAST 42ND STREET	ODESSA	TX	79762-5947	ECTOR
09801 - DC-ROCKVILLE, MD	1509 ROCKVILLE PIKE	ROCKVILLE	MD	20852-1601	MONTGOMERY
09802 - BALT-TOWSON, MD	1238 PUTTY HILL AVENUE	TOWSON	MD	21286-5844	BALTIMORE
09803 - DC-FALLS CHURCH, VA	6330 SEVEN CORNERS SHOPPING CTR	FALLS CHURCH	VA	22044-2444	FAIRFAX
09804 - LA-GRANADA HILLS, CA	18030 CHATSWORTH STREET	GRANADA HILLS	CA	91344-5604	LOS ANGELES
09805 - PORT-CLACKAMAS, OR	11211 SE 82ND AVE, STE F	PORTLAND	OR	97266-7624	CLACKAMAS
09806 - PHX-MESA/BASELINE, AZ	2060 EAST BASELINE ROAD	MESA	AZ	85204-6965	MARICOPA
09808 - NASH-BRENTWOOD, TN	8105 MOORES LANE, SUITE 1700	BRENTWOOD	TN	37027	WILLIAMSON
09809 - TUSCALOOSA, AL	900 SKYLAND BLVD, EAST, SPACE 1B	TUSCALOOSA	AL	35405-4234	TUSCALOOSA
09810 - SEA-EVERETT, WA	1325-B SE EVERETT MALL WAY	EVERETT	WA	98208-2808	SNOHOMISH
09811 - PHI-KING OF PRUSSIA, PA	200 WEST DEKALB PIKE	KING OF PRUSSIA	PA	19406-2327	MONTGOMERY
09812 - MISSOULA, MT	2950 NORTH RESERVE ST.	MISSOULA	MT	59808-1308	MISSOULA
09813 - N. CHARLESTON, SC	7620 N. RIVERS AVE, STE 130	NORTH CHARLESTON	SC	29406	CHARLESTON
09814 - RICHMOND, VA	11607 MIDLOTHIAN TURNPIKE	MIDLOTHIAN	VA	23113-2620	CHESTERFIELD
09815 - S.ANT-ALAMO QUARRY, TX	255 E. BASSE, SUITE 120	SAN ANTONIO	TX	78209	BEXAR
09816 - HATTIESBURG, MS	4400 HARDY STREET	HATTIESBURG	MS	39402-1309	LAMAR
09817 - S. CHARLESTON, WV	214 RHL BLVD.	S. CHARLESTON	WV	25309	KANAWHA
09819 - SLC-LAYTON, UT	1804 N. WOODLAND PARK DR.	LAYTON	UT	84041	DAVIS
09820 - DC-FREDERICK, MD	5541 URBANA PIKE	FREDERICK	MD	21704	FREDERICK
09821 - CHI-GENEVA, IL	1506 SOUTH RANDALL ROAD	GENEVA	IL	60134	KANE
09822 - LA-THOUSAND OAKS, CA	5780 LINDERO CANYON ROAD	WESTLAKE VILLAGE	CA	91362-4063	LOS ANGELES
09823 - FT LAUD-AVENTURA, FL	20609 BISCAYNE BOULEVARD	AVENTURA	FL	33180-1536	DADE
09824 - W PALM BCH-BOCA RATON, FL	8903 GLADES ROAD, SUITE C-1	BOCA RATON	FL	33434-4023	PALM BEACH
09825 - FT LAUD-PEMBROKE PINES, FL	11300 PINE BOULEVARD	PEMBROKE PINES	FL	33026	BROWARD
09826 - SPOKANE-NORTH DIVISION, WA	7630 A NORTH DIVISION STREET, STE A	SPOKANE	WA	99208-5614	SPOKANE
09827 - SDG-ENCINITAS, CA	335 N. EL CAMINO REAL	ENCINITAS	CA	92024-2810	SAN DIEGO
09828 - BOS-BURLINGTON, MA	34 CAMBRIDGE STREET	BURLINGTON	MA	01803-4676	MIDDLESEX
09829 - GULFPORT, MS	9444 HWY 49 NORTH, STE D	GULFPORT	MS	39503	HARRISON
09831 - VEGAS-LAKE MEAD, NV	7321 W. LAKE MEAD BLVD.	LAS VEGAS	NV	89128	CLARK
09832 - MAYS LANDING, NJ	240 CONSUMER SQUARE	MAYS LANDING	NJ	08330-3325	ALTANTIC
09833 - DFW-PLANO/15TH ST, TX	801 W. 15TH STREET, SUITE A	PLANO	TX	75075-8826	COLLIN
09834 - CHI-KANKAKEE/BRADLEY, IL	1515 NORTH STATE ROUTE 50	BOURBANNAIS	IL	60914	KANKAKEE
09835 - DFW-LEWISVILLE, TX	2325 S. STEMMONS FRWY., STE 402	LEWISVILLE	TX	75067-2312	DENTON
09837 - YOUNGSTOWN-NILES, OH	5555 YOUNGSTOWN WARREN RD, STE 975	NILES	OH	44446-4804	TRUMBULL
09838 - SAN LUIS OBISPO,CA	3880 BROAD STREET	SAN LUI OBISPO	CA	93401-7110	SAN LUIS OBISPO
09839 - PROV-SEEKONK, MA	85 HIGHLAND AVENUE	SEEKONK	MA	02771-5805	BRISTOL
09841 - MSP-EAGAN, MN	1267 PROMENADE PLACE	EAGAN	MN	55121-2293	DAKOTA
09842 - GRAND RAPIDS-WALKER, MI	3495 ALPINE AVENUE NW	WALKER	MI	49544-1633	KENT
09844 - POUGHKEEPSIE, NY	491 SOUTH ROAD	POUGHKEEPSIE	NY	12601-5401	DUTCHESS
09848 - PHX-CAMELBACK/COLONNADE, AZ	1925 E. CAMELBACK ROAD, STE 132	PHOENIX	AZ	85016	MARICOPA
09849 - PORTAGE, MI	6601 S. WESTNEDGE AVENUE	PORTAGE	MI	49002	KALAMAZOO
09850 - DAYTON-BEAVERCREEK, OH	2500 NORTH FAIRFIELD ROAD	BEAVERCREEK	OH	45431	GREENE
09851 - SAC-NATOMAS, CA	3691 TRUXEL ROAD	SACRAMENTO	CA	95834-3604	SACRAMENTO
09853 - CIN-WATERSTONE, OH	9851 WATERSTONE BLVD.	CINCINATTI	OH	45249	WARREN
09856 - BOS-HANOVER, MA	1246 WASHINGTON STREET	HANOVER	MA	02339-1631	PLYMOUTH
09860 - NWK-E. HANOVER, NJ	410 STATE ROUTE 10	EAST HANOVER	NJ	7936	MORRIS
09861 - S.ANT-ARBOR PARK, TX	17700 US 281 NORTH, SUITE 400	SAN ANTONIO	TX	78232-1414	BEXAR
09871 - LI-LAKE GROVE, NY	3210 MIDDLE COUNTRY RD.	LAKE GROVE	NY	11755	SUFFOLK
09873 - RAL-CAPITAL, NC	5240 CAPITAL BLVD.	RALIEGH	NC	27616	WAKE
09875 - AUGUSTA, GA	211 ROBERT C. DANIEL, JR. PKWY.	AUGUSTA	GA	30909	RICHMOND
09876 - COLUMBUS-EASTON, OH	3680 EASTON MARKET	COLOMBUS	OH	43219	FRANKLIN
09878 - CLEV-PARMA, OH	6801 RIDGE ROAD	PARMA	OH	44129-5626	CUYAHOGA
09881 - LA-RIVERSIDE, CA	10345 MAGNOLIA AVENUE	RIVERSIDE	CA	92505-1809	RIVERSIDE
09882 - BOS-BRAINTREE, MA	140 IVORY STREET	BRAINTREE	MA	02184-7410	NORFOLK
09883 - CIN-EASTGATE, OH	700 EASTGATE SOUTH DRIVE., STE 100A	CINCINNATI	OH	45245-1583	CLERMONT
09884 - FRESNO-BLACKSTONE, CA	7400 N. BLACKSTONE AVE	FRESNO	CA	93720	FRESNO
09886 - CHLT-PROVIDENCE, NC	8120 PROVIDENCE ROAD	CHARLOTTE	NC	28277	MECKLENBURG
09887 - PORT-BEAVERTON/EVERGREEN, OR	18069 N.W. EVERGREEN PARKWAY	BEAVERTON	OR	97006	WASHINGTON
09888 - PHX-PARADISE VALLEY, AZ	4727 EAST CACTUS ROAD	PHOENIX	AZ	85032	MARICOPA
09889 - AUS-SUNSET VALLEY, TX	5601 BRODIE LANE	AUSTIN	TX	78745	TRAVIS
09901 - DFW-PLANO/HWY 121, TX	8700 PRESTON ROAD, STE 107	PLANO	TX	75024	COLLIN
09902 - YORK, PA	2700 PLEASANT VALLEY ROAD	YORK	PA	17402-9609	YORK
09903 - DET-ORION TOWNSHIP, MI	4824 S. BALLWIN ROAD	ORION TOWNSHIP	MI	48359-2115	OAKLAND
09904 - JANESVILLE, WI	2900 DEERFIELD DR., #4	JANESVILLE	WI	53546	ROCK
09905 - GREENVILLE, NC	600 SE GREENVILLE BLVD., SUITE F	GREENVILLE	NC	27858-6737	PITT
09906 - PITT-WASHINGTON, PA	339 WASHINGTON ROAD	WASHINGTON	PA	15301	WASHINGTON
09907 - FT LAUD-PLANTATION, FL	122000 W. SUNRISE BLVD.	PLANTATION	FL	33323	BROWARD
09908 - PORTSMOUTH, NH	45 GOSLING ROAD	NEWINGTON	NH	3801	ROCKINGHAM
09909 - VA BCH-NEWPORT NEWS, VA	315 CHATHAM ROAD	NEWPORT NEWS	VA	23602	NEWPORT NEWS
09912 - HSTN-PASADENA, TX	5730 FAIRMONT PARKWAY	PASADENA	TX	77505-3906	HARRIS
09913 - FAYETTEVILLE, NC	2057 SKIBO ROAD	FAYETTEVILLE	NC	28314	CUMBERLAND
09914 - SALISBURY, MD	113 E. NORTH POINT DRIVE	SALISBURY	MD	21801	WICOMICO
09915 - LOUISVILLE-WESTPORT, KY	10221 WESTPORT ROAD	LOUISVILLE	KY	40241	JEFFERSON
09916 - BILLINGS, MT	2800 KING AVENUE WEST, SUITE C	BILLINGS	MT	59102-6432	YELLOW STONE
09917 - WILMINGTON-CHRISTIANA, DE	800 CENTRE BOULEVARD	NEWARK	DE	19702	NEW CASTLE
09918 - DANBURY, CT	14 CANDLEWOOD LAKE ROAD	BROOKFIELD	CT	6804	FAIRFIELD
09919 - JENSEN BEACH, FL	2500 NORTHWEST FEDERAL HIGHWAY	STUART	FL	34994	MARTIN
09920 - DAYTONA BEACH, FL	2500 INTERNATIONAL SPDWAY BLVD, STE 1000	DAYTONA BEACH	FL	32114-1119	VOLUSIA
09921 - ALLENTOWN, PA	1911 WHITEHALL MALL	WHITEHALL	PA	18052-5119	LEHIGH
09922 - PHX-DEER VALLEY, AZ	2829 WEST AQUA FRIA FREEWAY	PHOENIX	AZ	85027-3928	MARICOPA
09923 - LEXINGTON/PAVILION WAY, KY	1953 PAVILLION WAY	LEXINGTON	KY	40509	FAYETTE
09924 - LOGAN, UT	1424-B NORTH MAIN STREET	LOGAN	UT	84341-2223	CACHE
09925 - DFW-MC KINNEY, TX	1751 NORTH CENTRAL EXPRESSWAY, BLDG B	MCKINNEY	TX	75070-3113	COLLIN
09926 - WILKES-BARRE, PA	485 ARENA HUB PLAZA	WILKES-BARRE	PA	18702-6839	LUZERNE
09928 - FAIRBANKS, AK	34 COLLEGE ROAD	FAIRBANKS	AK	99701	FAIRBANKS-NORTH
09929 - COLUMBUS, GA	1591 BRADLEY PARK DR, STE C	COLUMBUS	GA	31904	MUSCOGEE

09931 - BLOOMINGTON, IN	120 NORTH GATES DRIVE	BLOOMINGTON	IN	47404-4873	MONROE
09932 - PHI-MONTGOMERYVILLE, PA	1231 KNAPP ROAD	MONTGOMERY TWSHP	PA	19454	MONTGOMERY
09934 - ATL-NEWNAN, GA	575 BULLSBORO DRIVE	NEWNAN	GA	30265-1045	COWETA
09935 - FORT MEYERS, FL	5001 S. CLEVELAND AVENUE	FORT MYERS	FL	33907	LEE
09936 - PRINCETON, NJ	300 NASSAU PARK BLVD.	PRINCETON	NJ	8540	MERCER
09938 - NWK-BRIDGEWATER, NJ	135 PROMENADE BLVD.	BRIDGEWATER	NJ	8807	SOMERSET
09939 - DC-BOWIE, MD	4511 MITCHELVILLE ROAD	BOWIE	MD	20716-3111	PRINCE GEORGES
09940 - SALEM, NH	290 S. BROADWAY, STE 2	SALEM	NH	03079-3304	ROCKINGHAM
09941 - ORL-OVIEDO, FL	1115 VIDINA PLACE, SUITE 145	OVIEDA	FL	32765-9137	SEMINOLE
09942 - HOUMA, LA	1550 MARTIN LUTHER KING BLVD	HOUMA	LA	70360-2404	TERREBONNE PARISH
09944 - PITT-SOUTH HILLS, PA	4000 OXFORD DRIVE	BETHEL PARK	PA	15102	ALLEGHENY
09946 - PORT CHARLOTTE, FL	18700 VETERANS BLVD., UNIT 12	PORT CHARLOTTE	FL	33954-1018	CHARLOTTE
09947 - JACKSON, MI	1525 BOARDMAN ROAD	JACKSON	MI	49202-1973	JACKSON
09948 - ALBANY, GA	1221 N. WESTOVER BOULEVARD	ALBANY	GA	31707	DOUGHERTY
09949 - NEW HAVEN-MILFORD, CT	79 TURN PIKE SQUARE	MILFORD	CT	06460-2758	NEW HAVEN
09951 - INDY-WESTFIELD, IN	14670 U.S. 31 NORTH	CARMEL	IN	46032	HAMILTON
09952 - N ORL-METAIRIE, LA	8851 VETERANS HIGHWAY	METAIRIE	LA	70003	JEFFERSON
09953 - N ORL-HARAHAN, LA	1200 SOUTH CLEARVIEW, SUITE 1302	HARAHAN	LA	70123	JEFFERSON
09955 - ALBANY, NY	161 WASHINGTON AVENUE EXT., SUITE 8	ALBANY	NY	12205-5699	ALBANY
09961 - CHI-GURNEE, IL	6635 GRAND AVENUE	GURNEE	IL	60031-4591	LAKE
09963 - SANTA BARBARA, CA	187 NORTH FAIRVIEW AVENUE	GOLETA	CA	93117-2334	SANTA BARBARA
09964 - DFW-HURST, TX	846 NORTHEAST MALL DRIVE	HURST	TX	76053-4653	TARRANT
09965 - BEAUMONT, TX	4150 NORTH DOWLEN ROAD	BEAUMONT	TX	77706	JEFFERSON
09966 - LA-LONG BEACH, CA	7340 CARSON BOULEVARD	LONG BEACH	CA	90808	LOS ANGELES
09967 - PORT-PORTLAND, OR	11719 NORTHEAST GLEN WIDING DRIVE	PORTLAND	OR	97220-9051	MULTNOMAH
09968 - PHI-MOORESTOWN, NJ	1199 NIXON DRIVE	MOORESTOWN	NJ	08057-3201	BURLINGTON
09969 - HSTN-CONROE, TX	2218 I-45 NORTH	CONROE	TX	77301	MONTGOMERY
09970 - SPRINGFIELD, MO	1840 EAST INDEPENDENCE	SPRINGFIELD	MO	65804-3754	GREENE
09971 - TULSA-41ST STREET, OK	4927 EAST 41ST STREET	TULSA	OK	74135	TULSA
09972 - PHX-CHANDLER, AZ	285 NORTH FEDERAL STREET	CHANDLER	AZ	85226	MARICOPA
09973 - SPOKANE - SPOKANE VALLEY, WA	15521 EAST BROADWAY	VERADALE	WA	99037	SPOKANE
09974 - LA-TEMECULA, CA	27471 YNEZ ROAD	TEMECULA	CA	92521	RIVERSIDE
09975 - KC-SHAWNEE, KS	15210 SHAWNEE MISSION PARKWAY	SHAWNEE	KS	40509	JOHNSON
09976 - FT COLLINS, CO	4330 SOUTH COLLEGE AVENUE	FT. COLLINS	CO	80525-3021	LARIMER
09978 - LI-BAYSHORE, NY	832 SUNRISE HWY.	BAY SHORE	NY	11706-5906	SUFFOLK
09979 - CHLT-PINEVILLE, NC	9571 SOUTH BOULEVARD	CHARLOTTE	NC	28273-6901	MECKLENBURG
09981 - OKC-NORMAN, OK	520 ED NOBLE PARKWAY	NORMAN	OK	73072-4875	CLEVELAND
09982 - SEA-TACOMA, WA	2921 SOUTH 38TH STREET	TACOMA	WA	98409	PIERCE
09983 - BEND, OR	63485 NORTH HIGHWAY 97	BEND	OR	97701-8492	DESCHUTES
09984 - MSP-COON RAPIDS, MN	44 NORTHWEST COON RAPIDS BLVD	COON RAPIDS	MN	55448-5809	ANOKA
09985 - LONGVIEW, TX	422 WEST LOOP 281, SUITE 500	LONGVIEW	TX	75605-4448	GREGG
09986 - BIRM-BROOK HIGHLAND, AL	5271 HIGHWAY 280 SOUTH	BIRMINGHAM	AL	35242-5315	JEFFERSON
09987 - LANSING, MI	540 FANDOR AVENUE	LANSING	MI	48912-5206	INGHAM
09988 - ATL-DOUGLASVILLE, GA	9365 THE LANDING DRIVE, SUITE C	DOUGLASVILLE	GA	30135	DOUGLAS
09989 - BUFF-AMHERST, NY	1261 NIAGARA FALLS BOULEVARD	AMHERST	NY	14226	ERIE
09990 - PITT-WM PENN HWY, PA	3759 WILLIAM PENN HIGHWAY	MONROEVILLE	PA	15146-2125	ALLEGHENY
07728 - NAMPA, ID	16474 N. MARKET PLACE BLVD.	NAMPA	ID	83651	CANYON
07762 - PHI-SICKLERVILLE, NJ	463 CROSS KEYS RD.	SICKLERVILLE	NJ	8081	CAMDEN
07811 - CIN-FLORENCE, KY	4999 HOUSTON ROAD, SUITE 200	FLORENCE	KY	41042-1365	BOONE
07814 - KEIZER, OR	6445 KEIZER STATION BLVD. N. E.	KEIZER	OR	97303	MARION
07808 - S.ANT/LACANTERA PKWY, TX	17802 LA CANTERA PARKWAY, SUITE 104	SAN ANTONIO	TX	78256	BEXAR
07766 - JAX-FLEMING ISLAND, FL	1993 EAST WEST PKWY	ORANGE PARK	FL	32003-6350	CLAY
07819 - KC-OLATHE, KS	14685 W. 119TH STREET	OLATHE	KS	66062	JOHNSON
07770 - LI-MEDFORD, NY	2799 ROUTE 112	MEDFORD	NY	11763	SUFFOLK
07773 - NWK-RAMSEY, NJ	259 N. FRANKLIN TURNPIKE	RAMSEY	NJ	07446-1605	BERGEN
07807 - BROWNSVILLE, TX	571 E. MORRISON ROAD	BROWNSVILLE	TX	78526-3370	CAMERON
07735 - ST.L-EDWARDSVILLE, IL	6639 EDWARDSVILLE CROSSING DR.	EDWARDSVILLE	IL	62025	MADISON
07729 - JAX-BEACH BLVD., FL	13740 BEACH BLVD., SUITE 200	JACKSONVILLE	FL	32224-6035	DUVAL
07720 - CHAMBERSBURG, PA	967 NORLAND AVENUE	CHAMBERSBURG	PA	17201	FRANKLIN
07760 - PROV-NORTH DARTMOUTH, MA	471 STATE ROAD	NORTH DARTMOUTH	MA	2747	BRISTOL
07747 - BRUNSWICK, GA	480 GLYNN ISLES MARKET	BRUNSWICK	GA	31525	GLYNN
07745 - ORL-ORANGE CITY, FL	971 HARLEY STRICKLAND BLVD.	ORANGE CITY	FL	32763	VOLUSIA
07801 - PHX-TEMPE, AZ	55 S. McCLINTOCK DR., SUITE 125	TEMPE	AZ	85281	MARICOPA
07761 - TAMPA-SPRINGHILL, FL	7131 COASTAL BLVD.	BROOKSVILLE	FL	34613	PINELLAS
07810 - HICKORY, NC	2195 HWY 70 SE	HICKORY	NC	28602-5163	CATAWBA
07778 - DEN-CASTLE ROCK, CO	5650 ALLEN WAY, SUITE 108	CASTLE ROCK	CO	80108	DOUGLAS
07721 - PORT ST. LUCIE, FL	10872 SW VILLAGE PKWY	PORT ST. LUCIE	FL	34987	ST. LUCIE
07755 - SEA-MARYSVILLE, WA	16418 TWIN LAKES AVENUE	MARYSVILLE	WA	98004	SNOHOMISH
07809 - PHI-DEPTFORD, NJ	2000 CLEMENTS BRIDGE RD.	DEPTFORD	NJ	8096	GLOUCESTER
07763 - PHX-PEORIA/LAKE PLEASANT BLVD., AZ	10106 W. HAPPY VALLEY PKWY.	PEORIA	AZ	85383	MARICOPA
07784 - BAY-MOUNTAIN VIEW, CA	2415 CHARLESTON RD.	MOUNTAIN VIEW	CA	94043	SANTA CLARA
07727 - LA-TUSTIN/JAMBOREE, CA	2807 PARK AVENUE	TUSTIN	CA	92782-2711	ORANGE
07804 - GREENSBORO, NC	1616 HIGHWOODS BLVD.	GREENSBORO	NC	27410	GUILFORD
07764 - SEBRING, FL	1740 US 27N	SEBRING	FL	33872	HIGHLANDS
08780 - OCEAN, NJ	1000 ROUTE 66	OCEAN	NJ	7712	MONMOUTH
07730 - LA-MIRA LOMA, CA	6381 PATS RANCH RD.	MIRA LOMA	CA	91752	RIVERSIDE
07820 - DOTHAN, AL	4601 MONTGOMERY HWY, SUITE 400	DOTHAN	AL	36303-1522	HOUSTON
07771 - WHEELING, WV	550 CABELA DRIVE	TRIADELPHIA	WV	26059	OHIO
07774 - SYRACUSE-CAMILLUS, NY	3483 W. GENESEE STREET	SYRACUSE	NY	13219-2017	ONONDAGA
07781 - MOHEGAN LAKE, NY	3117 E. MAIN STREET	MOHEGAN LAKE	NY	10547	WESTCHESTER
07765 - FT.MYERS-CAPE CORAL, FL	527 SW PINE ISLAND ROAD	CAPE CORAL	FL	33991-1962	LEE
07737 - BOS-MANSFIELD, MA	280 SCHOOL STREET, SUITE 220	MANSFIELD	MA	02048-1810	BRISTOL
07782 - COLLEGE STATION, TX	1505 E. UNIVERSITY DRIVE, SUITE 300	COLLEGE STATION	TX	77840-2672	BRAZOS
07768 - CHEYENNE, WY	5204 RUE TERRE	CHEYENNE	WY	82009	LARAMIE
07790 - MURFREESBORO, TN	2615 MEDICAL CENTER PKWY., SUITE 400	MURFREESBORO	TN	37129	RUTHERFORD
07785 - TEMPLE, TX	3550 SOUTH GENERAL BRUCE DR., SUITE A120	TEMPLE	TX	76504	BELL
07754 - BOS-WAREHAM, MA	2421 CRANBERRY HWY.	WAREHAM	MA	2571	PLYMOUTH
07787 - LOMPOC, CA	605 N. H STREET	LOMPOC	CA	93436-4518	SANTA BARBARA
07780 - WAYNESBORO, VA	821 TOWN CENTER DR., SUITE D	WAYNESBORO	VA	22980	AUGUSTA
07776 - TAMPA-TOWN N’ COUNTRY, FL	11643 W. HILLSBOROUGH AVENUE	TAMPA	FL	33635-9736	HILLSBOROUGH
07757 - PITT-FRAZER, PA	1030 VILLAGE CENTER DRIVE	TARENTUM	PA	15084	ALLEGHENY
07742 - ANCHORAGE-GLENN HWY., AK	3090 MOUNTAIN VIEW DR., SUITE 130	ANCHORAGE	AK	99501	ANCHORAGE
08847 - SEA-TUKWILA, WA	PARKWAY PLAZA	TUKWILA	WA	98188-3705	KING
08838 - DFW-DALLAS/BELTLINE, TX	5301 BELTLINE ROAD, SUITE 101	DALLAS	TX	75254-7664	DALLAS
08769 - CHI-WILLOWBROOK, IL	7155 KINGERY HWY	WILLOWBROOK	IL	60521	DU PAGE
08771 - MACHESNEY PARK, IL	1017 W. LANE ROAD	MACHESNEY PARK	IL	61115	WINNEBAGO
08785 - QUEENS-FOREST HILLS, NY	9030 METROPOLITAN AVENUE	REGO PARK	NY	11374-5328	QUEENS
08831 - SPRINGFIELD, OR	3318 GATEWAY ST.	SPRINGFIELD	OR	97477	LANE
08788 - SLC - WEST JORDAN, UT	7668 S. CAMPUS VIEW DR.	WEST JORDAN	UT	84084-4316	SALT LAKE
08730 - KINGSPORT, TN	2626 E. STONE DR., SUITE 110	KINGSPORT	TN	37660	SULLIVAN
08774 - VEGAS-RAINBOW BLVD., NV	7195 ARROYO CROSSING PKWY.	LAS VEGAS	NV	89118	CLARK
08778 - TAMPA-WESLEY CHAPEL, FL	5913 WESLEY GROVE BLVD.	WESLEY CHAPEL	FL	33544	PASCO
08734 - MOREHEAD CITY, NC	5160 HWY 70 W, SUITE 400	MOREHEAD CITY	NC	28557	CARTERET
08736 - CASA GRANDE, AZ	1004 N. PROMENADE PKWY., SUITE 146	CASA GRANDE	AZ	85294-5420	PINAL
08726 - BOS-DANVERS, MA	35 INDEPENDENCE WAY	DANVERS	MA	01923-3626	ESSEX
08834 - MONTGOMERY, AL	7991 EASTCHASE PKWY.	MONTGOMERY	AL	36117	MONTGOMERY
08757 - CORALVILLE, IA	2515 CORRIDOR WAY, SUITE 4	CORALVILLE	IA	52241	JOHNSON
08754 - MARINA, CA	121 GENERAL STILLWELL DR.	MARINA	CA	93933-6242	MONTEREY
08751 - OCEAN CITY, MD	12641 OCEAN GATEWAY, SUITE 200	OCEAN CITY	MD	21842-9594	WORCESTER
08727 - ALBANY-LATHAM, NY	579 TROY-SCHENECTADY ROAD	LATHAM	NY	12110	ALBANY
08743 - CORVALLIS, OR	1550 NW 9TH STREET, SUITE 106	CORVALLIS	OR	97330	BENTON
08729 - PALM BCH - W. PALM BEACH, FL	OKEE SQUARE SHOPPING CENTER	WEST PALM BEACH	FL	33409	Palm Beach
08760 - WEATHERFORD, TX	225 ADAMS DR. SUITE 225	WEATHERFORD	TX	76086	PARKER
08737 - CLEVELAND, TN	4550 FRONTAGE RD. NW	CLEVELAND	TN	37312-7403	BRADLEY
08782 - WICHITA FALLS, TX	3201 LAWRENCE RD., SUITE 150	WICHITA FALLS	TX	76308-1633	WICHITA
08733 - PALM SPRINGS, CA	2465 E. PALM CANYON, BLDG. 3	PALM SPRINGS	CA	92264	RIVERSIDE
08756 - EL CENTRO, CA	564 DANENBERG DR.	EL CENTRO	CA	92243	IMPERIAL
08748 - GAINESVILLE, VA	8171 STONEWALL SHOPS SQUARE, BLDG H	GAINESVILLE	VA	20155	PRINCE WILLIAM
08744 - ORL-DAVENPORT, FL	1600 POSNER BLVD.	DAVENPORT	FL	33837	POLK
08849 - GRAND RAPIDS-GRAND RAPIDS/PARIS AVE., MI	3940 28TH STREET, SE	GRAND RAPIDS	MI	49512	KENT
08738 - WILLIAMSPORT, PA	270 S. LYCOMING MALL RD.	MUNCY	PA	17756	LYCOMING

08745 - PALM COAST, FL	5250 HWY 100 E	PALM COAST	FL	32164	FLAGLER
08724 - HSTN-BAYTOWN, TX	6614 GARTH RD.	BAYTOWN	TX	77521	HARRIS
08796 - CANANDAIGUA, NY	320 EASTERN BLVD.	CANANDAIGUA	NY	14424	ONTARIO
08761 - HSTN-KATY, TX	23514 WESTHEIMER PARKWAY	KATY	TX	77494	FORT BEND
08783 - GRAND CHUTE/APPLETON, WI	4661 ASSOCIATED CT.	GRAND CHUTE	WI	54913-8217	OUTAGAMIE
08794 - S.ANT-CULEBRA RD., TX	5347 W LOOP 1604 N., SUITE 103	SAN ANTONIO	TX	78253-7301	BEXAR
08762 - AMHERST, NH	123-D ROUTE 101A	AMHERST	NH	3031	HILLSBOROUGH
08836 - ORL-ORLANDO-DR.PHILLIPS, FL	8081 TURKEY LAKE RD., SUITE 400	ORLANDO	FL	32819	ORANGE
08845 - HSTN-WILLOWBROOK, TX	7630 FM 1960 W	HOUSTON	TX	77070	HARRIS
08832 - LANCASTER, CA	44679 VALLEY CENTRAL WAY	LANCASTER	CA	93534-6537	LOS ANGELES
08742 - SARASOTA/UNIVERSITY, FL	127 N. CATTLEMAN RD.	SARASOTA	FL	34243-4743	SARASOTA
08795 - SAN ANGELO, TX	4451 SUNSET DRIVE	SAN ANGELO	TX	76901-5612	TOM GREEN
08797 - BATAVIA, NY	4210 VETERANS MEMORIAL DR.	BATAVIA	NY	14020	GENESSEE
08772 - VIERA, FL	2221 TOWN CENTER AVE., STE 101	VIERA	FL	32940-6102	BREVARD
08759 - LEAGUE CITY, TX	3130 GULF FREEWAY	LEAGUE CITY	TX	77573	GALVESTON
08708 - PITT-BEAVER/MONACA, PA	115 WAGNER RD., BLDG. B	MONACA	PA	15061	BEAVER
08763 - GRAFTON, WI	1060 N. PORT WASHINGTON RD.	GRAFTON	WI	53024-9202	OZAUKEE
08840 - STOCKTON, CA	628 W. HAMMER LN	STOCKTON	CA	95210	SAN JOAQUIN
08786 - BENTON HARBOR, MI	950 E. NAPIER AVENUE	BENTON HARBOR	MI	49022	BERRIEN
08787 - FT.WAYNE-MAYSVILLE RD, IN	10240 MAYSVILLE RD.	FORT WAYNE	IN	46835	ALLEN
08798 - CHI-CHICAGO ROOSEVELT RD, IL	1101 S. CANAL STREET #002	CHICAGO	IL	60607-4901	COOK
08710 - DAYVILLE, CT	2091 KILLINGLY COMMONS DR.	DAYVILLE	CT	6241	WINDHAM
08790 - DEN-BRIGHTON, CO	2253 PRIARIE CENTER PKWY.	BRIGHTON	CO	80601-7000	ADAMS
09012 - RAPID CITY, SD	1707 EGLIN STREET	RAPID CITY	SD	57703	PENNINGTON
08740 - MIA-HOMESTEAD, FL	2535 NE 10 CT	HOMESTEAD	FL	33033-4719	DADE
08773 - BRANSON, MO	1025 BRANSON HILLS PKWY.	BRANSON	MO	65616-9940	TANEY
08791 - KLAMATH FALLS, OR	1920 AUSTIN ST.	KLAMATH FALLS	OR	97603-4644	KLAMATH
08844 - MONROE, LA	4429 PECANLAND MALL DR., SUITE 7	MONROE	LA	71203-7003	OUACHITA PARISH
09166 - EAU CLAIRE, WI	4154 COMMONWEALTH AVENUE	EAU CLAIRE	WI	54701	EAU CLAIRE
08777 - SELINSGROVE, PA	250 MARKETPLACE BLVD.	SELINSGROVE	PA	17870-2402	SNYDER
08784 - LAKE HAVASU CITY, AZ	5601 HWY 95 N. STE 402	LAKE HAVASU CITY	AZ	86404-8536	MOHAVE
09172 - SAGINAW, MI	3437 TITTABAWASSEE ROAD	SAGINAW	MI	48604-9489	SAGINAW
09055 - BAY-COLMA, CA	4925 JUNIPERO SERRA BLVD.	COLMA	CA	94014	SAN MATEO
09037 - ORL-CLERMONT, FL	2315 S US HWY 27	CLERMONT	FL	34711	LAKE
09171 - FORT SMITH, AR	4155 PHOENIX AVENUE	FORT SMITH	AR	72903	SEBASTIAN
09161 - WEST MELBOURNE, FL	205 PALM BAY RD. NE, SUITE 14	WEST MELBOURNE	FL	32904-8602	BREVARD
09173 - AMARILLO, TX	2203 S. WESTERN STREET, SUITE 600	AMARILLO	TX	79109	POTTER
09039 - TULSA-W. 71ST ST., OK	7424 S. OLYMPIA AVENUE	TULSA	OK	74133	TULSA
09048 - CHI-HILLSIDE, IL	180 S. MANNHEIM RD.	HILLSIDE	IL	60162	COOK
09042 - SAC-WOODLAND, CA	2175 BRONZE STAR DR.	WOODLAND	CA	95776-5406	YOLO
09056 - JACKSON-FLOWOOD, MS	712 MACKENZIE LN	FLOWOOD	MS	39232	RANKIN
09054 - PELHAM MANOR, NY	840 PELHAM PKWY	PELHAM MANOR	NY	10803	WESTCHESTER
09045 - HOT SPRINGS, AR	1438 HIGDON FERRY RD.	HOT SPRINGS	AR	71913-6419	GARLAND
09050 - MARTINSBURG, WV	222 RETAIL COMMONS PARKWAY	MARTINSBURG	WV	25403-6177	BERKELY
09067 - BOYNTON BEACH, FL	800 N. CONGRESS AVENUE, SUITE 1	BOYNTON BEACH	FL	33426-3301	PALM BEACH
09160 - OMAHA, NE	12404 K PLAZA	OMAHA	NE	68137-2249	DOUGLAS
09025 - NYC-MANHATTAN/COLUMBUS AVE	808 COLUMBUS AVENUE	NEW YORK	NY	10025-5139	NEW YORK
09049 - DEERFIELD BEACH, FL	3701 W. HILLSBORO BLVD.	DEERFIELD BEACH	FL	33442-9417	BROWARD

B. RETAIL LOCATIONS NOT YET OPEN

01035 - LI-MASSAPEQUA, NY	5500 SUNRISE HWY	MASSAPEQUA	NY	11758	NASSAU
09069 - LOUISVILLE-CLARKSVILLE, IN	1020 VETERANS PARKWAY, SUITE 800	CLARKSVILLE	IN	47129	CLARK
09046 - COLLEGEVILLE, PA	300 WATER LOOP DR., SUITE	COLLEGEVILLE	PA	19426	MONTGOMERY
09175 - LI-LEVITTOWN, NY	3675 HEMPSTEAD TURNPIKE	LEVITTOWN	NY	11756-1314
09176 - CHI-SCHAUMBURG, IL	1420 E. GOLF ROAD	SCHAUMBURG	IL	60173-4902	COOK
09178 - BOS-NATICK, MA	1398 WORCESTER ROAD	NATICK	MA	1760	MIDDLESEX
09183 - DEN-COLORADO BLVD., CO	2780 S. COLORADO BLVD., SUITE 306-B	DENVER	CO	80222	DENVER
09179 - WICHITA-MAIZE RD., KS	2441 N. MAIZE RD., SUITE 2201	WICHITA	KS	67205-7935	SEDGWICK
09169 - PITT-BUTLER, PA	740 BUTLER CROSSING	BUTLER	PA	16001-2439	BUTLER

C. CORPORATION OFFICE AND WAREHOUSE LOCATIONS

00692 - DALLAS/STEMMONS, TX BULK STORAGE WAREHOUSE	8223 N. STEMMONS FREEWAY	DALLAS	TX	75247	DALLAS
95911 - IRVING, TX (ROYAL TECH CORP OFFICE)	8000 BENT BRANCH DRIVE	IRVING	TX	75063	DALLAS
95912 - COPPELL SATELLITE OFFICE, TX	1221 SOUTH BELTLINE ROAD, SUITE 200	COPPELL	TX	75019	DALLAS
95914 - PRESTAGE/PLANOGRAM-COPPELL, TX	1461 S. BELTLINE ROAD, SUITE 350	COPPELL	TX	75019	DALLAS

D. NON-OPERATING LOCATION LEASES WITH REMAINING TERM

00690 - PHX-STAR WHOLESALE, AZ-CLOSED 02/02/08	10220 N. 90TH STREET	SCOTTSDALE	AZ	85258-4408	MARICOPA
00865 - DFW-FRISCO, TX-CLOSED 02/02/08	2930 PRESTON RD., SUITE 500	FRISCO	TX	75034-9055	COLLIN
00866 - DFW-GREENVILLE AVENUE, TX-CLOSED 02/02/08	5500 GREENVILLE AVENUE, STE 203	DALLAS	TX	75206	DALLAS
00872 - PHX-CHANDLER, AZ-CLOSED 02/02/08	2830 W. CHANDLER BLVD., SUITE 6	CHANDLER	AZ	85224-4913	MARICOPA
01012 - ATL-ALPHARETTA, GA - SUBLET TO DSW SHOES	7361 NORTH POINT PARKWAY	ALPHARETTA	GA	30202	FULTON
01535 - FLORENCE, AL - SUBLET TO JONES FURNITURE	390 COX CREEK PARKWAY	FLORENCE	AL	35630	LAUDERDALE
01571 - DECATUR, AL-CLOSED 2-10-07	809-B BELTLINE RD. SW	DECATUR	AL	35601-6337	MORGAN
02771 - ABERDEEN, WA-CLOSED 2-10-07	1103 E. WISHKAH ST.	ABERDEEN	WA	98520-4222	GRAYS HARBOR
03721 - POCATELLO, ID-CLOSED 4-22-06-ASSIGNED TO CRAFTS, INC 5-1-06-REVERTED & SUBLET 05/01/09	4150 YELLOWSTONE AVENUE	POCATELLO	ID	83202-2422	BANNOCK
03764 - HELENA, MT-CLOSED 5-2-06	3341 N. MONTANA AVENUE	HELENA	MT	59602-7817	LEWIS & CLARK
08901 - SEA-TUKWILA, WA-CLOSED 05-24-08-RELO #8847	17686 SOUTHCENTER PARKWAY	TUKWILA	WA	98188	KING
09527 - EAU CLAIRE, WI-CLOSED 01-31-09-RELO #9166	4084 COMMONWEALTH DRIVE	EAU CLAIRE	WI	54701	EAU CLAIRE
09872 - DFW-GRAPEVINE, TX - SUBLET TO CHAIR KING	2705 GRAPEVINE MILLS CIRCLE	GRAPEVINE	TX	76051	TARRANT

E. EXECUTED LEASES BUT PREMISES NOT YET DELIVERED

N/A	245 Hartford Ave	Bellingham	MA	02019	Norfolk
N/A	1267 Broad St	Sumter	SC	29150	Sumter
N/A	1050 NE Coronado Dr	Blue Springs	MO	64014	Jackson
N/A	6400 N Hwy 224, Unit B	Park City	UT	84098	Summit
N/A	3131 N Clark St	Chicago	IL	60657	Cook
N/A	5507 S Williamson Blvd	Port Orange	FL	32128-7370	Volusia
N/A	3942 Promenade Pkwy	D’Iberville	MS	39540-5370	Harrison
N/A	30274 Haun Rd	Menifee	CA	92584-6822	Riverside
N/A	700 Gateway Center Blvd Ste 301a	Bronx	NY	10451	Bronx
N/A	1601 Westbank Expy	Harvey	LA	70058	Jefferson Parish
N/A	21839 Towne Center Dr	Watertown	NY	13601	Jefferson

F. STORAGE SPACES

N/A	2008 - Garage space below store: 219 N Glendale Ave	Glendale	CA	91206	Los Angeles
N/A	2747 - 3250 Gateway Blvd, Ste 528B	Prescott	AZ	8630	Yavapai
N/A	2747 - 3250 Gateway Blvd, Ste 528C	Prescott	AZ	8630	Yavapai
N/A	2863 - Units 105 & 105 A 2026 66th St. N	St. Petersburg	FL	33710	Pinellas
N/A	3008 - 4334 Pacific Coast Hwy	Torrance	CA	90505	Los Angeles
N/A	3024 - 1951 Foothill Blvd	La Verne	CA	91750	Los Angeles
N/A	3037 - 7600-A Edinger Ave	Huntington Beach	CA	92647	Orange
N/A	3101 - 1400 22nd Street	Des Moines	IA	50266	Polk
N/A	3135 - 10916 Olsen Dr	Rancho Cordova	CA	95670	Sacramento
N/A	3701 - 2100 N. Snelling Ave	Roseville	MN	55113	Ramsey
N/A	4740 - 34940 Emerald Coast Pkwy, Ste 114	Destin	FL	32541	Okaloosa
N/A	5010 - 5725 W Bll Rd	Glendale	AZ	85307	Maricopa
N/A	8512 - 804-808 Jackman Street	El Cajon	CA	92020	San Diego
N/A	8704 - 12060 Carmel Mt Rd	San Diego	CA	92128	San Diego
N/A	8705 - 100 Boston Turnpike	Shrewsbury	MA	1545	Worchester
N/A	9002 - 11111 San Jose Blvd.	Jacksonville	FL	32223	Duval
N/A	9445 - 2236 S 1300 Ste A	Salt Lake City	UT	84106	Salt Lake
N/A	9547 - 2075 N. University Drive	Coral Spring	CA	33071	Broward
N/A	9547 - 2075 N. University Drive	Coral Spring	FL	33071	Broward

N/A	9550 - 1242 Broadway	Chula Vista	CA	91911	San Diego
N/A	9609 - 3648A SW Archer Rd	Gainesville	FL	32608	Alachua
N/A	9811 - 146B Town Centre Rd.	King of Prussia	PA	19406	Montgomery

5. MICHAELS OF CANADA, ULC
A. RETAIL LOCATIONS

03401 - TOR-OAKVILLE, ON	200 NORTH SERVICE ROAD	OAKVILLE	ON	L6M 2V1	HALTON
03402 - TOR-BURLINGTON, ON	1881 FAIRVIEW STREET	BURLINGTON	ON	L7S 2K4	HALTON
03404 - TOR-MISSISSAUGA-HARTLAND, ON	5935 MAVIS ROAD	MISSISSAUGA	ON	L5R 3T7	PEEL
03405 - WATERLOO, ON	50 WESTMOUNT ROAD NORTH	WATERLOO	ON	N2L 2R5	WATERLOO
03406 - TOR-MARKHAM/WEST, ON	3135 HIGHWAY 7	MARKHAM	ON	L3R 0T9	YORK
03407 - TOR-BRAMPTON, ON	547 STEELES AVE., EAST, BLDG. E, UNIT 3	BRAMPTON	ON	L6W 4P9	PEEL
03408 - TOR-MISSISSAUGA-DIXIE, ON	1250 SOUTH SERVICE ROAD	MISSISSAUGA	ON	L5E 1V4	PEEL
03501 - VICTORIA, BC	805 CLOVERDALE AVENUE, UNIT 100	VICTORIA	BC	VBX 2S9	SAANICH DISTRIC
03502 - TOR-BARRIE, ON	33 MAPLEVIEW DR. N.	BARRIE	ON	L4M 4S7	SIMCOE
03505 - OTTAWA-PINECREST, ON	2685 IRIS STREET	OTTAWA	ON	K2C 3S4	OTTAWA-CARLETON
03506 - TOR-ANCASTER, ON	14 MARTINDALE CRESCENT	ANCASTER	ON	L9K 1J9	HAMILTON-WENTWO
03621 - TOR-WHITBY, ON	1650 VICTORIA STREET EAST	WHITBY	ON	L1N 9L4	DURHAM
03622 - LONDON, ON	1737 RICHMOND ST.	LONDON	ON	N5X 3X2	MIDDLESEX
03623 - OTTAWA-BANK, ON	2210-F BANK STREET	OTTAWA	ON	K1V 1J5	OTTAWA-CARLETON
03902 - CAL-SIGNAL HILL, AB	5588 SIGNAL HILL CENTRE SOUTHWEST	CALGARY	AB	T3H 3P8	DIVISION 6
03903 - CAL-SHAWNESSY, AB	130, 350R SHAWNVILLE ROAD	CALGARY	AB	T2Y 3S4	DIVISION 6
03904 - EDMONTON-WEST, AB	9718 170TH STREET NORTHWEST	EDMONTON	AB	T5T 5L5	DIVISION 11
03905 - KINGSTON, ON	656 GARDINER’S ROAD, UNIT 17	KINGSTON	ON	K7M 3X9	KENT
03906 - VANCOUVER ISLAND-NANAIMO, BC	6677 MARY ELLEN DRIVE	NANAIMO	BC	V9V 1T7	NANAIMO
03907 - WINNIPEG-ST VITAL, MB	1949 BISHOP GRANDIN BLVD.	WINNIPEG	MB	R2M 5S1	DIVISION 11
03908 - EDMONTON-SOUTH, AB	1930 99TH STREET, NORTHWEST	EDMONTON	AB	T6N 1J2	DIVISION 11
03909 - CAMBRIDGE, ON	18 PINEBUSH ROAD, UNIT 1	CAMBRIDGE	ON	N1R 8K5	WATERLOO
03910 - RED DEER, AB	70A-5250 22ND STREET	RED DEER	AB	T4R 2T4	DIVISION 8
03912 - CAL-NORTHEAST, AB	3160 27TH STREET NORTHEAST	CALGARY	AB	T1Y 7L5	DIVISION 6
03913 - VAN-LANGLEY, BC	20150 LANGLEY BYPASS, UNIT 80	LANGLEY	BC	V3A 5E7	GREATER VC
03914 - VAN-RICHMOND, BC	9711 BRIDGEPORT ROAD	RICHMOND	BC	V6X 1S3	GREATER VC
03915 - VAN-PORT COQUITLAM, BC	2755 LOUGHEED HIGHWAY, SUITE 17	PORT COQUITLAM	BC	V3B 5Y9	GREATER VC
03916 - GRANDE PRAIRIE, AB	10502-109 A STREET, UNIT 102	GRANDE PRAIRIE	AB	T8V 1S3	DIVISION 19
03917 - VAN-NORTH VANCOUVER, BC	1360 MAIN STREET, CRU2	NORTH VANCOUVER	BC	V7J 1C6	GREATER VC
03918 - MEDICINE HAT, AB	3201 13TH AVENUE SE	MEDICINE HAT	AB	T1B 1E2	DIVISION 1
03919 - KAMLOOPS, BC	1055 HILLSIDE DRIVE, BLDG. 200	KAMLOOPS	BC	V2E 2S5	THOMPSON NICOLA
03920 - WINNEPEG-POLO PARK, MB	840 ST. JAMES ST.	WINNIPEG	MB	R3G 3J7	DIVISION 11
03921 - LETHBRIDGE, AB	501 FIRST AVENUE SOUTH, SUITE Y07	LETHBRIDGE	AB	T1J 4L9	DIVISION 2
03922 - VAN-ABBOTSFORD, BC	32700 S. FRASER WAY	ABBOTSFORD	BC	V2T 4M5	CENTRAL FRASIER VALLEY
03923 - REGINA, SK	2088 PRINCE OF WALES DR., UNIT 107	REGINA	SK	S4V 3A6	DIVISION 6
03924 - SASKATOON, SK	1723 PRESTON AVE. N. SUITE 101	SASKATOON	SK	S7N 4V2	DIVISION 11
03925 - EDMONTON-NORTH, AB	13640 137TH AVENUE NW	EDMONTON	AB	T5L 5G6	DIVISION 11
03926 - WINDSOR, ON	4339 WALKER ROAD	WINDSOR	ON	N8W 3T6	ESSEX
03927 - TOR-NEWMARKET, ON	18126 YONGE STREET, UNIT 2	NEWMARKET	ON	L3Y 4V8	YORK
03929 - KELOWNA, BC	1500 BANKS ROAD, UNIT 100	KELOWNA	BC	V1X 7Y1	N/A
03930 - EDMONTON-NORTHEAST, AB	13703 42ND STREET NE	EDMONTON	AB	T5Y 3E1	DIVISION 11
03931 - CAL-STONEY TRAIL, AB	11486 SARCEE TRAIL NW	CALGARY	AB	T3R 0A1	DIVISION 6
03932 - TOR-OSHAWA, ON	1461 HARMONY ROAD N.	OSHAWA	ON	L1G 3T9	DURHAM
03933 - TOR-WOODBRIDGE, ON	7850 WESTON ROAD	WOODBRIDGE	ON	L4L 9N8	YORK
03934 - VAN-WEST VANCOUVER, BC	1000 MAIN STREET, SUITE A-1	WEST VANCOUVER	BC	V7T 2Z5	GREATER VC
03935 - CAL-HARVEST HILLS, AB	130 COUNTRY VILLAGE ROAD N.E., SUITE 315	CALGARY	AB	T3K 6B8	DIVISION 6
03936 - SUDBURY, ON	1599 MARCUS DR., UNIT 2	SUDBURY	ON	P3B 4K5	SUDBURY REGION
03937 - CAL-DEER FOOT TRAIL, AB	8180 11TH STREET SE, BAY 400	CALGARY	AB	T2H 3B5	DIVISION 6
03938 - PETERBOROUGH, ON	898 MONAGHAN ROAD, UNIT #1	PETERBOROUGH	ON	K9J 5K4	PETERBOROUGH
03939 - MONCTON, NB	35 PLAZA BLVD., UNIT 5	MONCTON	NB	E1C 0E8	WESTMORELAND
03940 - EDMONTONN-SHERWOOD PARK, AB	390 BASELINE ROAD, UNIT 338	SHERWOOD PARK	AB	T8H 1X1	STRATHCONA
03941 - ST. JOHN’S, NL	36 STAVANGER DRIVE	ST. JOHN’S	NL	A1A 5T3	DIVISION 1
03942 - BELLEVILLE, ON	159 BELL BLVD.	BELLEVILLE	ON	K8P 5N8	HASTINGS
03943 - LONDON-WONDERLAND, ON	3080 WONDERLAND ROAD S.	LONDON	ON	N6L 1A6	MIDDLESEX
03944 - HALIFAX, NS	45 WASHMILL LAKE CT.	HALIFAX	NS	B3S 1B9	HALIFAX
03945 - CHARLOTTETOWN, PE	90 SANDSTONE ROAD	CHARLOTTETOWN	PE	C1E 1KA	QUEENS
03946 - SAINT JOHN, NB	80 McALLISTER DRIVE	SAINT JOHN	NB	E2J 1S5	SAINT JOHN
03947 - VAN-PITT MEADOWS, BC	19800 LOUGHEED HWY, UNIT 403	PITT MEADOWS	BC	V3Y 2W1	GREATER VC
03948 - OTTAWA-ORLEANS, ON	4220 INNES ROAD	ORLEANS	ON	K4A 5E6	OTTAWA-CARLETON
03951 - VANCOUVER ISLAND-LANGFORD, BC	2401-C MILLSTREAM ROAD, UNIT 121	VICTORIA	BC	V9B 3R5	CAPITAL
03953 - TOR-ST. CATHARINES, ON	275 4TH AVENUE, #100	ST. CATHARINES	ON	L2R 6P9	NIAGARA
03954 - THUNDER BAY, ON	349 MAIN STREET, BLDG. A-1	THUNDER BAY	ON	P7B 5L6	THUNDER BAY
03956 - BRANDON, MB	901 18TH STREET N.	BRANDON	MB	R7A 7S1	DIVISION 7
03955 - DARTMOUTH, NS	CIVIC #15 LEMLAIR ROW	DARTMOUTH	NS	B3B 0C6	HALIFAX
03952 - TOR-MISSISSAUGA/WINSTON CHURCHILL BLVD., ON	3105 ARGENTIA ROAD	MISSISSAUGA	ON	L5N 8E1	TORONTO
03950 - VAN-BURNABY, BC	5771 MARINE WAY, UNIT 300	BURNABY	BC	V5J 0A6	GREATER VANCOUVER
03961 - TOR-BRAMPTON AIRPORT, ON	9065 AIRPORT ROAD	BRAMPTON	ON	L6T 4VY	ONTARIO
03962 - PRINCE GEORGE, BC	5900 SOUTHRIDGE AVENUE, UNIT 100	PRINCE GEORGE	BC	V2N 7A1	BRITISH COLUMBIA
03949 - TOR-RICHMOND HILL, ON	2-20 JOHN BIRCHALL RD.	RICHMOND HILL	ON	L4S 0B2	YORK
03958 - SYDNEY, NS	800 GRAND LAKE RD.	SYDNEY	NS	B1P 6S9	CAPE BRETON
03967 - TIMMINS, ON	2161 RIVERSIDE DRIVE	TIMMINS	ON	P4R 0A1	COCHRANE/ONTARIO
03965 - NIAGARA FALLS, ON	7555 MONTROSE ROAD, UNIT R4	NIAGARA FALLS	ON	L2H 2E9	ONTARIO
03957 - FREDERICTON, NB	9 RIOCAN AVE. UNIT 2	FREDERICTON	NB	E3C 0B9	NEW BRUSWICK
03966 - HAMILTON, ON	1779 STONE CHURCH RD. E., UNIT 2	STONEY CREEK	ON	L8J 0B4	ONTARIO

B. EXECUTED LEASES BUT PREMISES NOT YET DELIVERED

N/A	5617 Hazeldean Rd	Kanata	ON	K2L 4G8	Ottawa-Carleton
N/A	665 W Broadway	Vancouver	BC	V5Z 1G7	Greater Vancouver
N/A	Hwy 26 & 20th Ave E	Owen Sound	ON	N4K 5Y3	Grey

Schedule 3.09(b)

Environmental Matters

None.

8

Schedule 3.09(d)

Environmental Investigation

None.

9

Schedule 3.10

Taxes

None.

10

Schedule 3.11

ERISA and Other Pension Matters

None.

11

Schedule 3.12

Subsidiaries; Equity Interests

Subsidiary	Jurisdiction	Owner	# of Shares Owned	Total Shares Outstanding	% of Interest
Aaron Brothers, Inc.	Delaware	Michaels Stores, Inc.	100 Common	100	100%
Michaels Finance Company, Inc.	Delaware	Michaels Stores, Inc.	100 Common	100	100%
Michaels Stores Card Services, LLC	Virginia	Michaels Stores, Inc.	100 Units	100	100%
Michaels Stores Procurement Company, Inc.	Delaware	Michaels Stores, Inc.	100 Common	100	100%
Artistree, Inc.	Delaware	Michaels Stores Procurement Company, Inc.	100 Common	100	100%
Michaels of Canada, ULC	Nova Scotia	Michaels Stores, Inc.	1,000 Common	1,000	100%
Michaels of Canada, ULC	Nova Scotia	Michaels Stores, Inc.	4,000 Class A Preferred	4,000	100%
Aaron Brothers Card Services, LLC	Virginia	Aaron Brothers, Inc.	100 Units	100	100%
Artistree of Canada, ULC	Nova Scotia	Artistree, Inc.	350 Common	1,000	35%
Artistree of Canada, ULC	Nova Scotia	Artistree, Inc.	650 Common	1,000	65%

12

Schedule 3.15

Intellectual Property

Trademarks

Company/Grantor	U.S. Trademarks	Filing Date	Status	Registration No.	Registration Date
Michaels Stores Procurement Company, Inc.	Star Decorators Wholesale	2/16/06	Registered	3187232	12/19/06
Michaels Stores Procurement Company, Inc.	Artistree	2/13/06	Registered	3217423	3/13/07
Michaels Stores Procurement Company, Inc.	Experience Paper Crafting	11/14/05	Registered	3309120	10/9/07
Michaels Stores Procurement Company, Inc.	Where Ideas Come Together	11/3/05	Registered	3153859	10/10/06
Michaels Stores Procurement Company, Inc.	Recollections	1/14/03	Registered	3042415	1/10/06
Michaels Stores Procurement Company, Inc.	Artie	5/29/08	Published for Opposition (Serial No. 77486360)
Michaels Stores Procurement Company, Inc.	Artminds	10/20/08	Published for Opposition (Serial No. 77595961)
Michaels Stores Procurement Company, Inc.	Ashland	7/08/08	Published for Opposition (Serial No. 77516475)
Michaels Stores Procurement Company, Inc.	Ashland	7/07/08	Published for Opposition (Serial No. 77515968)
Michaels Stores Procurement Company, Inc.	Ashland	7/07/08	Published for Opposition (Serial No. 77515953)
Michaels Stores Procurement Company, Inc.	Artie	5/29/08	Published for Opposition (Serial No. 77486365)
Michaels Stores Procurement Company, Inc.	Artie	5/29/08	Published for Opposition (Serial No. 77486359)
Michaels Stores Procurement Company, Inc.	Loops & Threads	5/09/08	Published for Opposition (Serial No. 77470473)
Michaels Stores Procurement	Loops & Threads	5/09/08	Published for

13

Company/Grantor	U.S. Trademarks	Filing Date	Status	Registration No.	Registration Date
Company, Inc.			Opposition (Serial No. 77470457)
Michaels Stores Procurement Company, Inc.	StudioDecor	5/09/08	Published for Opposition (Serial No. 77470453)
Michaels Stores Procurement Company, Inc.	StudioDecor	5/9/08	Published for Opposition (Serial No. 77470451)
Michaels Stores Procurement Company, Inc.	Creatology	4/1/08	Published for Opposition (Serial No. 77436878)
Michaels Stores Procurement Company, Inc.	Where Creativity Happens	4/18/08	Registered	3745166	2/02/10
Michaels Stores Procurement Company, Inc.	Creatology	4/1/08	Published for Opposition (Serial No. 77436862)
Michaels Stores Procurement Company, Inc.	Michaels	7/17/08	Registered	3723273	12/8/09
Michaels Stores Procurement Company, Inc.	Michaels	7/17/08	Registered	3723272	12/8/09
Michaels Stores Procurement Company, Inc.	Michaels	7/17/08	Registered	3723271	12/8/09
Michaels Stores Procurement Company, Inc.	Artminds	10/20/08	Published for Opposition (Serial No. 77595947)
Michaels Stores Procurement Company, Inc.	Artminds	10/20/08	Published for Opposition (Serial No. 77595936)
Michaels Stores Procurement Company, Inc.	Creatology	4/1/08	Published for Opposition (Serial No. 77436876)
Michaels Stores Procurement Company, Inc.	Recollections Capturing Special Memories	4/1/08	Published for Opposition (Serial No. 77436873)
Michaels Stores Procurement Company, Inc.	Recollections Capturing Special Memories	4/1/08	Published for Opposition (Serial No. 77436870)
Michaels Stores Procurement Company, Inc.	Recollections Capturing Special Memories	4/1/08	Published for Opposition (Serial No. 77436865)

14

Company/Grantor	U.S. Trademarks	Filing Date	Status	Registration No.	Registration Date
Michaels Stores Procurement Company, Inc.	Craft Smart	7/2/07	Registered	3702094	10/27/09
Michaels Stores Procurement Company, Inc.	Ashland	7/7/08	Published for Opposition (Serial No. 77515964)
Michaels Stores Procurement Company, Inc.	Ashland	7/7/08	Published for Opposition (Serial No. 77515960)
Michaels Stores Procurement Company, Inc.	Ashland	7/7/08	Published for Opposition (Serial No. 77515957)
Michaels Stores Procurement Company, Inc.	Craft Smart	7/2/07	Published for Opposition (Serial no. 77220744)
Michaels Stores Procurement Company, Inc.	Artist’s Loft	7/16/08	Published for Opposition (Serial No. 77523667)
Michaels Stores Procurement Company, Inc.	Artminds	10/20/08	Published for Opposition (Serial No. 77595957)
Michaels Stores Procurement Company, Inc.	Artminds	10/20/08	Published for Opposition (Serial No. 77595953)
Michaels Stores Procurement Company, Inc.	Artminds	10/20/08	Published for Opposition (Serial No. 77595951)
Michaels Stores Procurement Company, Inc.	Artminds	10/20/08	Published for Opposition (Serial No. 77595943)
Michaels Stores Procurement Company, Inc.	Artminds	10/20/08	Published for Opposition (Serial No. 77595933)
Michaels Stores Procurement Company, Inc.	Artminds	10/20/08	Published for Opposition (Serial No. 77595926)
Michaels Stores Procurement Company, Inc.	Artminds	10/20/08	Published for Opposition (Serial No. 77595921)
Michaels Stores Procurement Company, Inc.	Creatology	4/1/08	Published for Opposition

15

Company/Grantor	U.S. Trademarks	Filing Date	Status	Registration No.	Registration Date
(Serial No. 77436858)
Michaels Stores Procurement Company, Inc.	The Knack Faculty	1/22/08	Published for Opposition (Serial No. 77376958)
Michaels Stores Procurement Company, Inc.	The Knack Faculty	1/22/08	Published for Opposition (Serial No. 77376955)
Michaels Stores Procurement Company, Inc.	The Knack	1/22/08	Published for Opposition (Serial No. 77376954)
Michaels Stores Procurement Company, Inc.	The Knack	1/22/08	Published for Opposition (Serial No. 77376952)
Michaels Stores Procurement Company, Inc.	The Knack Faculty	1/21/08	Published for Opposition (Serial No. 77376606)
Michaels Stores Procurement Company, Inc.	The Knack	1/21/08	Published for Opposition (Serial No. 77376602)
Michaels Stores Procurement Company, Inc.	Artminds	10/20/08	Pending (Serial No. 77595929)
Michaels Stores Procurement Company, Inc.	Celebrate It	1/3/08	Published for Opposition (Serial No. 77363580)
Michaels Stores Procurement Company, Inc.	Celebrate It	1/3/08	Published for Opposition (Serial No. 77363578)
Michaels Stores Procurement Company, Inc.	Celebrate It	1/3/08	Published for Opposition (Serial No. 77363575)
Michaels Stores Procurement Company, Inc.	Artist’s Loft	7/16/08	Published for Opposition (Serial No. 77523662)
Michaels Stores Procurement Company, Inc.	Bead Landing	8/22/08	Published for Opposition (Serial No. 77553407)
Michaels Stores Procurement Company, Inc.	Endless Savings	1/16/09	Published for Opposition (Serial No.

16

Company/Grantor	U.S. Trademarks	Filing Date	Status	Registration No.	Registration Date
77651158)
Michaels Stores Procurement Company, Inc.	Endless Creativity	1/16/09	Published for Opposition (Serial No. 77651114)
Michaels Stores Procurement Company, Inc.	Endless Creativity. Endless Savings.	1/16/09	Published for Opposition (Serial No. 77651075)
Michaels Stores Procurement Company, Inc.	Craft Smart	7/2/07	Registered	3623628	5/19/09
Michaels Stores Procurement Company, Inc.	Endless Savings	1/16/09	Published for Opposition (Serial No. 77651163)
Michaels Stores Procurement Company, Inc.	Endless Savings	1/16/09	Published for Opposition (Serial No. 77651160)
Michaels Stores Procurement Company, Inc.	Endless Creativity	1/16/09	Published for Opposition (Serial No. 77651127)
Michaels Stores Procurement Company, Inc.	Endless Creativity	1/16/09	Published for Opposition (Serial No. 77651115)
Michaels Stores Procurement Company, Inc.	Endless Creativity. Endless Savings.	1/16/09	Published for Opposition (Serial No. 77651082)
Michaels Stores Procurement Company, Inc.	Endless Creativity. Endless Savings.	1/16/09	Published for Opposition (Serial No. 77651079)
Michaels Stores Procurement Company, Inc.	Celebrate It	1/13/09	Published for Opposition (Serial No. 77648667)
Michaels Stores Procurement Company, Inc.	Artist’s Loft	1/13/09	Published for Opposition (Serial No. 77648628)
Michaels Stores Procurement Company, Inc.	Imaginate	1/30/07	Registered	3544161	12/9/08
Michaels Stores Procurement Company, Inc.	Vendor Connect	11/28/01	Registered	2631443	10/8/02
Michaels Stores Procurement Company, Inc.	Bright Tidings	4/12/01	Registered	2684520	2/4/03
Michaels Stores Procurement Company, Inc.	Craft Smart	3/21/06	Registered	3267059	7/24/07

17

Company/Grantor	U.S. Trademarks	Filing Date	Status	Registration No.	Registration Date
Michaels Stores Procurement Company, Inc.	Michaels Arts, Crafts & More	3/22/05	Registered	3330025	11/6/07
Michaels Stores Procurement Company, Inc.	Turkey Bucks	1/13/05	Registered	3163237	10/24/06
Michaels Stores Procurement Company, Inc.	Star Decorators’ Wholesale	2/17/04	Registered	3042282	1/10/06
Michaels Stores Procurement Company, Inc.	Kid Crafted Mom Approved	6/9/03	Registered	3109693	6/27/06
Michaels Stores Procurement Company, Inc.	For Weddings As Original As You	5/23/03	Registered	2884979	9/14/04
Michaels Stores Procurement Company, Inc.	Village Crafts by Michaels	3/8/02	Registered	2765378	9/16/03
Michaels Stores Procurement Company, Inc.	Sparkling Creations	4/12/01	Registered	2967453	7/12/05
Michaels Stores Procurement Company, Inc.	Star Decorators’ Wholesale Warehouse	10/31/00	Registered	2527196	1/08/02
Michaels Stores Procurement Company, Inc.	Michaels.com	2/28/00	Registered	2486259	9/04/01
Michaels Stores Procurement Company, Inc.	Crafts & More	2/28/00	Registered	2716080	5/13/03
Michaels Stores Procurement Company, Inc.	Michaels The Arts and Crafts Store	4/29/98	Registered	2232360	3/16/99
Michaels Stores Procurement Company, Inc.	Recollections	3/11/97	Registered	2179582	8/4/98
Michaels Stores Procurement Company, Inc.	Kids Club	5/17/95	Registered	2029624	1/14/97
Michaels Stores Procurement Company, Inc.	Michaels	8/5/91	Registered	1699119	7/7/92
Michaels Stores Procurement Company, Inc.	Michaels	8/5/91	Registered	1802039	11/2/93
Michaels Stores Procurement Company, Inc.	Michaels	8/5/91	Registered	1697669	6/30/92
Michaels Stores Procurement Company, Inc.	Michaels	8/5/91	Registered	1759792	3/23/93
Michaels Stores Procurement Company, Inc.	Moskatel’s	10/2/89	Registered	1614413	9/18/90
Michaels Stores Procurement Company, Inc.	Michaels	7/26/83	Registered	1311589	12/25/84
Michaels Stores Procurement Company, Inc.	Michaels	12/13/79	Registered	1222952	1/4/83
Aaron Brothers, Inc.	Timeframe	1/12/09	Registered	3654620	7/14/09
Aaron Brothers, Inc.	Aaron Brothers Best	4/18/05	Registered	3218469	3/13/07
Aaron Brothers, Inc.	Life is Art. Frame It.	1/3/05	Registered	3330002	11/6/07

18

Company/Grantor	U.S. Trademarks	Filing Date	Status	Registration No.	Registration Date
Aaron Brothers, Inc.	We Frame the Things You Love.	10/27/04	Registered	3048037	1/24/06
Aaron Brothers, Inc.	We Frame the Things You Love.	10/27/04	Registered	3026118	12/13/05
Aaron Brothers, Inc.	Life is Art. Frame It.	11/26/03	Registered	3280291	8/14/07
Aaron Brothers, Inc.	Life is Art. Frame It.	11/26/03	Registered	3280290	8/14/07
Aaron Brothers, Inc.	1¢ Frame Sale	2/20/00	Registered	2440744	4/3/01
Aaron Brothers, Inc.	One Cent Frame Sale	2/29/00	Registered	2436920	3/20/01
Aaron Brothers, Inc.	Aaron Brothers Art & Framing	2/20/00	Registered	2435151	3/13/01
Aaron Brothers, Inc.	Aaron Brothers Art & Framing	2/29/00	Registered	2435150	3/13/01
Aaron Brothers, Inc.	You Make the Memories. We Make Them Last.	2/29/00	Registered	2435149	3/13/01
Aaron Brothers, Inc.	What A Difference A Mat Makes	2/29/00	Registered	2435148	3/13/01
Aaron Brothers, Inc.	Aaron Brothers	2/8/88	Registered	1539734	5/16/89

Canadian Trademarks

Company/Grantor	Canadian Trademarks	Filing Date	Status	Registration No.	Registration Date
Michaels Stores Procurement Company, Inc.	Craft Smart	6/03/08	Searched
Michaels Stores Procurement Company, Inc.	Artist’s Loft	7/18/08	Allowed
Michaels Stores Procurement Company, Inc.	Artminds	10/29/08	Searched
Michaels Stores Procurement Company, Inc.	Ashland	7/18/08	Allowed
Michaels Stores Procurement Company, Inc.	Creatology	6/3/08	Allowed
Michaels Stores Procurement Company, Inc.	Loops & Threads	6/3/08	Allowed

19

Company/Grantor	Canadian Trademarks	Filing Date	Status	Registration No.	Registration Date
Michaels Stores Procurement Company, Inc.	Endless Creativity. Endless Savings.	1/22/09	Searched
Michaels Stores Procurement Company, Inc.	StudioDecor	6/3/08	Allowed
Michaels Stores Procurement Company, Inc.	Create!	1/29/01	Registered	TMA584612	7/7/03
Michaels Stores Procurement Company, Inc.	Michaels The Arts and Crafts Store	4/13/99	Registered	TMA539862	1/17/01
Michaels Stores Procurement Company, Inc.	Michaels	7/13/98	Registered	TMA515320	8/25/99
Michaels Stores Procurement Company, Inc.	Bead Landing	8/28/08	Allowed
Michaels Stores Procurement Company, Inc.	Michaels Home Collection	3/26/07	Allowed
Michaels Stores Procurement Company, Inc.	Sparkling Creations	5/30/01	Registered	TMA676001	11/1/06
Michaels Stores Procurement Company, Inc.	Michaels.com	2/4/00	Registered	TMA574815	1/30/03
Michaels Stores Procurement Company, Inc.	Michaels of Canada, Inc.	6/3/93	Registered	TMA448805	10/13/95
Michaels Stores Procurement Company, Inc.	Michaels	6/8/01	Registered	TMA578207	3/26/03
Michaels Stores Procurement Company, Inc.	Endless Savings	1/22/09	Searched
Michaels Stores Procurement Company, Inc.	Where Creativity Happens	6/3/08	Allowed
Michaels Stores Procurement Company, Inc.	Recollections Capturing Special Memories	6/3/08	Searched
Michaels Stores Procurement Company, Inc.	The Knack	6/3/08	Advertised
Michaels Stores Procurement Company, Inc.	Celebrate It	6/3/08	Allowed

20

Company/Grantor	Canadian Trademarks	Filing Date	Status	Registration No.	Registration Date
Michaels Stores Procurement Company, Inc.	Artist’s Loft	1/22/09	Allowed
Michaels Stores Procurement Company, Inc.	Celebrate It	1/22/09	Advertised
Michaels Stores Procurement Company, Inc.	The Knack Faculty	6/12/08	Allowed
Michaels Stores Procurement Company, Inc.	Michaels The Arts and Crafts Store	4/13/99	Registered	TMA539861	1/17/01
Michaels Stores Procurement Company, Inc.	Endless Creativity	1/22/09	Searched
Michaels Stores Procurement Company, Inc.	Imaginate	6/3/08	Registered	TMA744799	8/6/09
Michaels Stores Procurement Company, Inc.	Where Originals Originate	5/30/01	Registered	TMA587825	8/21/03
Michaels Stores Procurement Company, Inc.	Kids Club	5/30/01	Registered	TMA587749	8/21/03
Michaels Stores Procurement Company, Inc.	Bright Tidings	5/30/01	Registered	TMA613549	6/23/04
Michaels Stores Procurement Company, Inc.	Kids Club	5/30/01	Registered	TMA588587	8/29/03
Michaels Stores Procurement Company, Inc.	Michaels	7/25/08	Allowed
Michaels Stores Procurement Company, Inc.	Artie	7/25/08	Searched
Michaels Stores Procurement Company, Inc.	Michaels Arts, Crafts & More	9/22/05	Allowed
Michaels Stores Procurement Company, Inc.	Carolina Art & Frame	2/4/00	Registered	TMA574751	1/30/03

21

Copyrights

Company/Grantor	Title	Registration No.	Registration Date
Aaron Brothers, Inc.	Framing Techniques & Decorating Ideas	TX0006054956	09/28/04
Aaron Brothers, Inc.	Road’s End and 7 Other Titles	V1839P031-045	04/23/81

Patents

None.

22

Schedule 4.01(b)

Local Counsel Opinions

Troutman Sanders LLP	Virginia
Gowling Lafleur Henderson LLP	Ontario, Alberta and British Columbia
McInnes Cooper LLP	Nova Scotia, New Brunswick, Prince Edward Island and Newfoundland and Labrador
Thompson Dorfman Sweatman LLP	Manitoba
McDougall Gauley LLP	Saskatchewan

23

Schedule 5.02(f)

Reporting Requirements

See attached.

24

Schedule 5.02(f)

REQUIRED REPORTING CHECKLIST

Michaels Stores, Inc.

	DATE	( X )

Monthly (Due on tenth business day after month end)
• Borrowing Base Certificate (BBC) with the following backup:

Borrowing Base backup to be received w/ BBC:
• Consolidating Trial Balance
• Michaels Store G/L Inventory Reconciliation Report — in WAC
• Michaels Warehouse G/L Inventory Reconciliation Report — in WAC
• Shrink reserve from General Ledger
• In transits: Inter-co, Trailers, and from Vendors
• Aaron Brothers Facilities Management Summary Report (Div 1-7)
• Aaron Brothers Custom Framing Inventory from General Ledger
• Aaron Brothers Division 52 Store Inventory (summary of physical counts)
• Aaron Brothers shrink reserve from General Ledger
• Star-LA RIM Workpaper
• Artistree Stock Ledger — Finished Goods and Commodity
• Credit Card A/R from General Ledger
• Gift Certificates/Gift Cards/Merchandise Credits from General Ledger
• Rent Payments in Arrears

Monthly (within 35 days after month end/45 days after quarter end):
• Monthly Financial Statements (Consolidated I/S, Cash Flow & B/S)
• Officer’s Compliance Certificate
• Monthly Store Activity Report (Openings & Closings for the month)
• Monthly/Quarterly Comparable Store Sales Report
• Form 10-Q for each quarter end (to the extent filed)

Annually (within 90 days after year end):
• Audited Annual Financial Statements (Form 10-K)
• Officer’s Compliance Certificate

Annually (within 90 days after year end):
• Upcoming Fiscal Year Budget and Projections (I/S, B/S, CF)

Mailed to:	Katie Hendricks
Bank of America, N.A.
100 Federal Street, 9th Floor
Boston, MA 02110
Tel: (617) 434-7443
Fax: (617) 434-4312

Schedule 5.02

Lead Borrower’s Website

www.michaels.com

25

Schedule 5.07

Insurance

See attached.

26

Michaels Stores, Inc.

2009/2010 General Liability Insurance Summary

Current
Program	AM Best Rating	Carrier	Policy No.	Policy Period	Deductible/Retention	Limits	Coverage
General Liability	A XV	Arch Insurance co.	41GPP4944601	06/01/2009 - 06/01/2010	500,000	$10,000,000	General Aggregrate
						$1,000,000	Each Occurrence
						$1,000,000	Damage to Renied Premises
						$1,000,000	Personal & Adv Injury
						$2,000,000	Products - Comp/OP Agg

Excess/Umbrella Liability	A+ XV	XL Insurance Amarica, Inc.	US00009002L109A	06/01/2009-06/01/2010	10,000	$25,000.000	Aggregrate
						$25,000.000	Each Occurrence
Other Excess Liability Umbrella Form	A++ XV	Federal Insurance Company	79818092	06/01/2009 - 06/01/2010		$25M x $25M
	A XV	Fireman’s Fund Insurance Co.	SHX91364612	06/01/2009 - 06/01/2010		$50M x $50M

Automobile Liability	A XV	Arch Insurance Co.	41CAB4944701(AOS)	06/01/2009 - 06/01/2010	$1,000 COMP/$1,000 COL	$1,000.000	Each accident - Combined Single Limit
	A XV	Arch Insurance Co.	41CAB4944801(MA)	06/01/2009 - 06/01/2010

Workers’ Compensation and Employers’ Liability	A XV	Arch Insurance Co.	41WC14944901(AOS)	06/01/2009 - 06/01/2010		WC Statutory Limits
			41WC14945001(WI)	06/01/2009 - 06/01/2010		$1,000.000	E.L. Each Accident
						$1,000.000	E.L. Disease - Ea Employee
						$1,000.000	E.L. Disease - Policy Limit

Michaels Stores, Inc. Property Program Binders

6/1/09 to 6/1/10

Tab #	Layer	Company	Policy Number	%	Limit	P/O	XS
	Primary $10M (Incl CA EQ & Flood)
1		Allied World Assurance Co Ltd. (AWAC)	P004898/005	30.00%	3.000	10.000	Primary

	Primary $25M (Incl CA EQ & Flood)
2		ACE	GPA D3 7743938	10.00%	2.500	25.000	Primary

	Primary $50M (Incl CA EQ & Flood)
3		Lexington Insurance Company	4271986	50.00%	25.000	50.000	Primary
4		Continental Insurance Company	RMP2057253240	10.00%	5.000	50.000	Primary

	$15 XS $10 (Incl CA EQ & Flood)
5		Great Lakes Reinsurance (UK) PLC (Munich Re)	B0753PP0901702000	12.05%	1.875	15.000	10.000

	$25 XS $25 (Incl CA EQ & Flood)
6		Lloyds - Chaucer (CSL 1084)	B0753PP0901691000	4.00%	1.000	25.000	25.000

	$75 XS $25 (Incl CA EQ & Flood)
7		Lloyds - AMLIN (AML 2001)	B0753PP0901707000	6.75%	5.063	75.000	25.000
		Lloyds - BRIT (BRT 2987)	B0753PP0901707000	3.33%	2.498	75.000	25.000
		Lloyds - Beaszley (AFB2623/AFB623)	B0753PP0901707000	6.00%	4.500	75.000	25.000
		Lloyds - Markel (MKL 3000)	B0753PP0901707000	2.50%	1.875	75.000	25.000

	$165 XS $10 (Incl CA EQ to $175 & Flood)
8		SR International Business Ins. Co. (Swiss Re)	B0753PP0901701000	17.50%	28.875	165.000	10.000

	$50M X $50M (Incl CA EQ & Flood)
9		Lloyds - Heritage (ROC 1200)	B0753PP0901697000	10.42%	5.210	50.000	50.000
		Lloyds - Chaucer (CSL 1084)	B0753PP0901697000	6.00%	3.000	50.000	50.000
		Lloyds - Catlin (SJC 2003)	B0753PP0901697000	7.50%	3.750	50.000	50.000
		Lloyds - Talbot (TAL 1183)	B0753PP0901697000	5.00%	2.500	50.000	50.000
		Lloyds - (SAL 1206)	B0753PP0901697000	5.00%	2.500	50.000	50.000

10		Lloyds (KLN 510)	GEP2378	10.00%	5.000	50.000	50.000

	$125 XS $50 (Incl CA EQ to $175M and Flood)
11		Lancashire Insurance Company (UK) Ltd.	B0753PP090169900	20.00%	25.000	125.000	50.000

	$75 X $100 (AOP Incl Flood and Quake except excl Flood Zone A)
12		Lloyds - ACE (AGM 2488)	B0753PP0901698000	12.48%	9.359	75.000	100.000
		Lloyds - Amlin (AML 2001)	B0753PP0901698000	8.32%	6.239	75.000	100.000
		Lloyds - Canoplus (CNP 4444)	B0753PP0901698000	4.16%	3.120	75.000	100.000
		Lloyds - Hardy (HDU 3820)	B0753PP0901698000	5.54%	4.155	75.000	100.000

13		SR International SE (Swiss Re)	B0753PP0901700000	12.00%	9.000	75.000	100.000

14		Great Lakes Reinsurance (UK) PLC (Munich Re)	B0753PP0901715000	20.00%	15.000	75.000	100.000

	Boiler & Machinery
15		St Paul Travelers	US: BM2188X5443-TIL-09	100.00%	100.000	100.000	Deds.

DEDUCTIBLES:
Per Occurrence	$250,000 Except:
	Transit	$100,000 Per Occurrence
	Earthquake	$250,000 Per Occurrence Except:	5% of TIV’s at time of loss at each location involved in the loss or damage, subject to a minimum of $250,000 any one occurrence, as respect locations in the State of California
	Flood	$250,000 Per Occurrence Except:

5% of TIV’s at time of loss at each Location involved in the loss or damage, subject to a minimum deductible of $1,000,000 any one occurrence, as respects locations wholly or partially within Special Flood Hazard Areas, areas of 100-year flooding, as defined by the Federal Emergency Management Agency (FEMA)

	Wind & Hail	$250,000 Per Occurrence Except:

5% TIV’s at the time of loss at each location involved in loss or damage arising out of a Named Storm in Tier One Counties (a storm that has been declared by the National Weather Service to be a Hurricane, Typhoon, Tropical Cyclone, Tropical Storm or Tropical Depression) regardless of the number of Coverage, Locations, or Perils involved (including but not limited to, all flood, wind, wind gusts, storm surges, tomados, cyclones, hail or rain) and subject to a minimum deductible of $250,000 any one occurrence

	WAITING PERIOD:		24 hour waiting period with respect to Civil or Military Authority, Ingress/Egress and Service/Off Premises Power Interruption

1

Schedule 5.14

Unrestricted Subsidiaries

None.

27

Schedule 6.01

Permitted Encumbrances

Debtor	Jurisdiction	Filing	Secured Party	Description

Michaels Stores, Inc.	Delaware Secretary of State	UCC-1	Crown Lift Trucks	Certain equipment (operating lease)

Michaels Stores, Inc.	Delaware Secretary of State	UCC-1	US Bancorp	Certain equipment (operating lease)

Michaels Stores, Inc.	Delaware Secretary of State	UCC-1	IBM Credit LLC (various)	Certain equipment (operating lease)

Michaels Stores, Inc.	Delaware Secretary of State	UCC-1	Crown Credit Company (various)	Certain equipment (operating lease)

28

Schedule 6.02

Permitted Investments

None.

29

Schedule 6.03

Existing Indebtedness

None.

30

Schedule 6.05

Permitted Dispositions

None.

31

Schedule 6.08

Affiliate Transactions

1.             Stockholders Agreement dated as of October 31, 2006 among Michaels Stores, Inc., a Delaware corporation and the stockholders from time to time party thereto, as amended and in effect from time to time.

2.             Registration Rights Agreement dated as of October 31, 2006 among Michaels Stores, Inc. and certain stockholders of Michaels Stores, Inc.

32

Schedule 6.09

Burdensome Agreements

1.             Indenture, dated as of October 31, 2006, among Michaels Stores, Inc., a Delaware corporation (the “Company”), certain of the Company’s subsidiaries, as guarantors, and Wells Fargo Bank, National Association, as trustee, and the 10% senior notes due 2014 issued pursuant thereto.

2.             Indenture, dated as of October 31, 2006, among the Company, certain of the Company’s subsidiaries, as guarantors, and Wells Fargo Bank, National Association, as trustee, and the 11 3/8% senior subordinated notes due 2016 issued pursuant thereto.

3.             Indenture, dated as of October 31, 2006, among the Company, certain of the Company’s subsidiaries, as guarantors, and Wells Fargo Bank, National Association, as trustee, and the 13% subordinated discount notes due 2016 issued pursuant thereto.

4.             Credit Agreement, dated as of October 31, 2006, among the Company, as borrower, Deutsche Bank AG New York Branch, as administrative agent, the other lenders party thereto, JPMorgan Chase Bank, N.A., as syndication agent, and Bank of America, N.A. and Credit Suisse, as co-documentation agents (the “Credit Agreement”), as amended by that certain First Amendment to Credit Agreement, dated as of January 19, 2007,  as amended by the Second Amendment to Credit Agreement, dated as of May 10, 2007 , as amended by the Third Amendment to Credit Agreement, dated as of August 11, 2009 and as amended by that certain Fourth Amendment to Credit Agreement, dated as of November 5, 2009.

33